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PROXY STATEMENT TABLE OF CONTENTS

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
FirstEnergy Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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NOTICE OF
ANNUAL MEETING
OF SHAREHOLDERS
AND
PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
MAY 20, 2008

76 South Main St., Akron, Ohio 44308

Rhonda S. Ferguson
Corporate Secretary
April 2, 2008

Dear Shareholder:

        You are invited to attend the 2008 FirstEnergy Corp. Annual Meeting of Shareholders at 10:30 a.m., Eastern time, on Tuesday, May 20, 2008, at the John S. Knight Center, 77 E. Mill Street, Akron, Ohio.

        As part of the agenda, business to be voted on includes six items which are explained in this proxy statement. The first two items are the election of 11 members to your Board of Directors and the ratification of our independent registered public accounting firm. Your Board of Directors recommends that you vote FOR Items 1 and 2. In addition, there are four shareholder proposals. Your Board of Directors recommends that you vote AGAINST these shareholder proposals, which are Items 3-6.

        First, please carefully review the notice of meeting and proxy statement. Then, to ensure that your shares are represented at the Annual Meeting, appoint your proxy and vote your shares. Voting instructions are provided in this proxy statement and on your proxy card. We encourage you to take advantage of our telephone or Internet voting options. Please note that submitting a proxy using any one of these methods will not prevent you from attending the meeting and voting in person.

        As you vote, you may choose, if you have not done so already, to stop future mailings of paper copies of the annual report and proxy statement and view these materials through the Internet. If you make this choice, for future meetings we will mail you a proxy card along with instructions to access the annual report and proxy statement using the Internet.

        Your vote and support are important to us. We hope you can join us at our meeting.

Sincerely,

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Holders of Shares of Common Stock:

        The 2008 FirstEnergy Corp. Annual Meeting of Shareholders will be held at 10:30 a.m., Eastern time, on May 20, 2008, at the John S. Knight Center, 77 E. Mill Street, Akron, Ohio. The purpose of the Annual Meeting will be to:

  •
  Elect 11 members to the Board of Directors to hold office until the next Annual Meeting;

  •
  Ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2008;

  •
  Vote on four shareholder proposals, if properly presented at the Annual Meeting; and

  •
  Take action on other business that may properly come before the Annual Meeting and any adjournment or postponement thereof.

        Please read the accompanying proxy statement and vote your shares by following the instructions on your proxy card to ensure your representation at the Annual Meeting.

        Only shareholders of record at the close of business on March 21, 2008, or their proxy holders, may vote at the meeting.

On behalf of the Board of Directors,

Rhonda S. Ferguson Corporate Secretary

This notice and proxy statement are being mailed to shareholders on or about April 2, 2008.

PROXY STATEMENT
TABLE OF CONTENTS

April 2, 2008

PROXY STATEMENT

ANNUAL MEETING AND VOTING INFORMATION

        Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on May 20, 2008. The proxy statement, summary annual report, and 2007 financial information are available at www.firstenergycorp.com/financialreports. In addition to the Notice of Annual Meeting of Shareholders, proxy statement, summary annual report, and 2007 financial information, any letters to shareholders and savings plan participants, the latest report on Form 10-K, and sample proxy cards are available at www.firstenergycorp.com/financialreports.

Why am I receiving this proxy statement and proxy card?

        You are receiving this proxy statement and proxy card, which are being mailed beginning on or about April 2, 2008, because you were the owner of shares of common stock of FirstEnergy Corp. (later referred to as the Company) at the close of business on March 21, 2008 (later referred to as the record date). The Board of Directors (later referred to as the Board) set the record date to determine the shareholders entitled to vote at the Annual Meeting of Shareholders to be held at 10:30 a.m., Eastern time, on May 20, 2008 (later referred to as the Meeting). This proxy statement describes expected issues to be voted upon and gives you information about the Meeting and the Company. The Company's address is 76 South Main Street, Akron, Ohio 44308-1890.

How do I vote?

        If your shares are held in "street name" by a broker or bank, you will receive specific voting instructions, including any control/identification number(s) needed to access your voting form, from your broker or bank for voting those shares.

        If you are a registered shareholder, you may vote your shares through a proxy appointed by telephone, Internet, or mail, using your control/identification number(s) on your proxy card, or you may vote your shares in person at the Meeting. The telephone and Internet voting procedures are designed to authenticate your identity, allow you to give your voting instructions, and verify that your instructions have been recorded properly. To appoint a proxy and vote:

    1.
    By telephone (do not return your proxy card)

    a.
    Call the toll-free number indicated on your proxy card using a touch-tone telephone. Telephone voting is available at any time until 10:30 a.m., Eastern time, on Tuesday, May 20, 2008.

    b.
    Have your proxy card in hand and follow the simple recorded instructions.

    2.
    By Internet (do not return your proxy card)

    a.
    Go to the Internet site indicated on your proxy card. Internet voting is available at any time until 10:30 a.m., Eastern time, on Tuesday, May 20, 2008.

    b.
    Have your proxy card in hand and follow the simple instructions on the Internet site.

    3.
    By mail

    a.
    Mark your choices on your proxy card. If you properly sign your proxy card but do not mark your choices, your shares will be voted as recommended by your Board.

    b.
    Date and sign your proxy card.

      c.
      Mail your proxy card in the enclosed postage-paid envelope. If your envelope is misplaced, send your proxy card to Corporate Election Services, the Company's independent proxy tabulator and Inspector of Election. The address is FirstEnergy Corp., c/o Corporate Election Services, P.O. Box 3200, Pittsburgh, PA 15230. Your proxy card must be received by 10:30 a.m., Eastern time, on Tuesday, May 20, 2008, to be counted in the final tabulation.

    4.
    At the Meeting

      You may vote in person at the Meeting, even if you previously appointed a proxy by telephone, Internet, or mail. If you require directions to the Meeting, contact FirstEnergy Shareholder Services at 1-800-736-3402.

How may I revoke my proxy?

        You may revoke your appointment of a proxy or change your voting instructions one or more times before the Meeting commences by:

  •
  Sending a proxy card that revises your previous appointment and voting instructions;

  •
  Appointing a proxy and voting by telephone or Internet after the date of your previous appointment;

  •
  Voting in person at the Meeting; or

  •
  Notifying the Corporate Secretary of the Company in writing prior to the Meeting.

        The proxy tabulator will treat as final the last instructions it receives from you. For example, if a proxy card is received by the proxy tabulator after the date that a telephone or Internet appointment is made, the tabulator will treat the proxy card as your final instruction. For that reason, it is important to allow sufficient time for your voting instructions on a mailed proxy card to reach the tabulator before changing them by telephone or Internet.

How does the Board of Directors recommend that I vote?

        Your Board recommends that you vote as follows:

  •
  "For" the 11 nominees to the Board who are listed in this proxy statement (Item 1);

  •
  "For" the ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2008 (Item 2); and

  •
  "Against" the four shareholder proposals (Items 3-6).

What is a quorum and what other voting information should I be aware of?

        As of the record date, 304,835,407 shares of common stock were outstanding. A majority of these shares, represented at the Meeting either in person or by proxy, constitutes a quorum. A quorum is required to conduct business at the Meeting. All shares represented at the Meeting are counted for the purpose of determining a quorum, without regard to abstentions or broker non-votes. You are entitled to one vote for each share you owned on the record date.

        If your shares are held by a broker or bank in "street name," we encourage you to provide instructions to your broker or bank by executing the voting form supplied to you by that entity. We expect your broker will be permitted to vote your shares on Items 1 and 2 without your instructions. However, your broker cannot vote your shares on Items 3-6 unless you provide instructions. Therefore, your failure to give voting instructions means that your shares will not be voted on these items, and your unvoted shares will be referred to as broker non-votes.

        An item to be voted on may require a percent of votes cast, rather than a percent of shares outstanding, to determine passage or failure. Votes cast is defined to include both "For" and "Against" votes and excludes abstentions and broker non-votes. Abstentions and broker non-votes are the equivalent of negative votes when passage or failure is measured by a percent of shares outstanding. If your proxy card is not voted properly, such as marking more than one box for an item, your vote for that particular item will be treated as an abstention.

What is the vote required for each item to be voted on?

        For the election of directors under Item 1, the 11 nominees receiving the most "For" votes (among votes properly cast in person or by proxy) will be elected. Abstentions and broker non-votes will have no effect.

        With respect to Item 2, our Amended Code of Regulations does not require that shareholders ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm. However, we are submitting the proposal for ratification as a matter of good corporate governance. If shareholders do not ratify the selection, the Audit Committee will reconsider whether or not to retain PricewaterhouseCoopers LLP. Even if the selection is ratified, the Audit Committee, at its discretion, may change the appointment at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its shareholders. Ratification of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm requires a "For" vote from a majority of votes cast. Abstentions and broker non-votes will have no effect.

        To be approved, Item 3, the shareholder proposal asking that the Board amend our bylaws and any other appropriate governing documents to give holders of 10 to 25 percent of our outstanding common stock the power to call a special shareholder meeting, must receive a "For" vote from a majority of votes cast. Abstentions and broker non-votes will have no effect.

        To be approved, Item 4, the shareholder proposal requesting that the Board adopt a policy establishing an engagement process with the proponents of shareholder proposals that are supported by a majority of the votes cast, excluding abstentions and broker non-votes, must receive a "For" vote from a majority of votes cast. Abstentions and broker non-votes will have no effect.

        To be approved, Item 5, the shareholder proposal urging the Company to take all steps necessary, in compliance with applicable law, to fully adopt simple majority vote requirements in our Charter and By-laws, must receive a "For" vote from a majority of votes cast. Abstentions and broker non-votes will have no effect.

        To be approved, Item 6, the shareholder proposal requesting that the Board initiate the appropriate process to amend the Company's Amended Articles of Incorporation to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders, with a plurality vote standard retained for contested director elections, must receive a "For" vote from a majority of votes cast. Abstentions and broker non-votes will have no effect.

        Notwithstanding the shareholder vote on Items 3-6, the ultimate adoption of such provisions is at the discretion of the Board.

Who is soliciting my vote, how are proxy cards being solicited, and what is the cost?

        The Board is soliciting your vote. We have arranged for the services of Innisfree M&A Incorporated to solicit votes personally or by telephone, mail, or other electronic means for a fee not expected to exceed $12,500, plus reimbursement of expenses. Votes also may be solicited in a similar manner by officers and employees of the Company on an uncompensated basis. The Company will pay all solicitation costs and will reimburse brokers and banks for postage and expenses incurred by them for sending proxy material to beneficial shareholders.

Will any other matters be voted on other than those described in this proxy statement?

        We do not know of any business that will be considered other than the matters described in this proxy statement. However, if other matters are presented properly, your executed appointment of proxy will give authority to the appointed proxies to vote on those matters at their discretion, unless you indicate otherwise in writing.

Do I need an admission ticket to attend the Meeting?

        No. An admission ticket is not necessary, but you will be asked to register upon arrival at the Meeting. Only shareholders or their proxies and the Company's guests may attend the Meeting. If your shares are held in "street name" by a broker or bank, upon arrival at the Meeting, you will need to present a letter or account statement from your broker or bank indicating your ownership of FirstEnergy common stock on the record date. You should contact your broker or bank to obtain such a letter or account statement.

Where can I find the voting results of the Meeting?

        We will announce preliminary voting results at the Meeting. Final voting results will be posted on our Internet site at www.firstenergycorp.com/ir as soon as practicable and also will be published in our quarterly report on Form 10-Q for the second quarter of the 2008 fiscal year, which is expected to be filed with the Securities and Exchange Commission (later referred to as the SEC) in August 2008.

Can I view future FirstEnergy proxy statements and annual reports on the Internet instead of receiving paper copies?

        Yes. If you are a registered shareholder, you can elect to view future proxy statements and annual reports on the Internet by marking the designated box on your proxy card or by following the instructions when voting by Internet or by telephone. If you choose this option, prior to the next annual meeting, you will be mailed a proxy card along with instructions on how to access the proxy statement and annual report using the Internet. Your choice will remain in effect until you notify us that you wish to resume mail delivery of these documents. If you hold your stock through a broker or bank, refer to the information provided by that entity for instructions on how to elect this option.

Why did we receive just one copy of the proxy statement and annual report when we have more than one stock account in our household?

        We are following an SEC rule that permits us to send one copy of the proxy statement and annual report to a household if shareholders provide written or implied consent. We previously mailed a notice to eligible registered shareholders stating our intent to use this rule unless a shareholder provided an objection. Using this rule reduces unnecessary publication and mailing costs. Shareholders continue to receive a separate proxy card for each stock account. If you are a registered shareholder and received only one copy of the proxy statement and annual report in your household, we will deliver multiple copies promptly for some or all accounts upon your request, either by calling FirstEnergy Shareholder Services at 1-800-736-3402 or by writing to FirstEnergy Corp., Shareholder Services, 76 South Main Street, Akron, Ohio 44308-1890. You also may contact us in the same manner if you are receiving multiple copies of the proxy statement and annual report in your household and desire to receive one copy. If you are not a registered shareholder and your shares are held by a broker or bank, you will need to contact such broker or bank to revoke your election and receive multiple copies of these documents.

When are shareholder proposals for the 2009 Annual Meeting due?

        A shareholder who wishes to offer a proposal for inclusion in the Company's proxy statement and proxy card for the 2009 Annual Meeting must submit the proposal and any supporting statement by December 3, 2008, to the Corporate Secretary, FirstEnergy Corp., 76 South Main Street, Akron, Ohio

44308-1890. Any proposal received after that date will not be eligible for inclusion in the 2009 proxy statement and proxy card.

        A shareholder who wishes to offer a proposal for consideration at the 2009 Annual Meeting after December 3, 2008, and who wants the proposal referenced in our proxy statement (although such proposal would not be included on the proxy card), must submit the proposal by February 16, 2009, to the Corporate Secretary, FirstEnergy Corp., 76 South Main Street, Akron, Ohio 44308-1890. However, to raise the matter at the meeting, the shareholder also will need to comply with the notice provisions contained in the Company's Amended Code of Regulations. Our Amended Code of Regulations can be viewed by visiting our Internet site at www.firstenergycorp.com/ir.

How can I learn more about FirstEnergy's operations?

        You can learn more about our operations by reviewing the summary annual report and 2007 financial information which are included with the mailing of this proxy statement. You also can view the annual report and other information by visiting our Internet site at www.firstenergycorp.com/ir.

        A copy of our latest annual report on Form 10-K filed with the SEC, including the financial statements and the financial statement schedules, will be sent to you, without charge, upon written request to Rhonda S. Ferguson, Corporate Secretary, FirstEnergy Corp., 76 South Main Street, Akron, Ohio 44308-1890. You also can view the Form 10-K by visiting the Company's Internet site at www.firstenergycorp.com/ir. Information contained on any of the Company Internet sites is not deemed to be part of this proxy statement.

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS INFORMATION

What action has the Board taken to determine the independence of directors?

        The Board annually reviews the independence of each of its members to make the affirmative determination of independence that is called for by our Corporate Governance Policies and required by the listing standards of the New York Stock Exchange (later referred to as the NYSE).

        The Board will adhere to the definition of an "independent" director as established by the NYSE and the SEC. The definition used by the Board to determine independence is included in our Corporate Governance Policies and can be viewed by visiting our Internet site at www.firstenergycorp.com/ir.

        Compliance with the definition of independence is reviewed annually by the Corporate Governance Committee. Each independent director is required to report to the Corporate Secretary any changes in information that were used to determine independence. The Corporate Governance Committee chair must notify the entire Board upon receipt of such notification from the director or Corporate Secretary.

Which directors and nominees are independent?

        Based on the most recent independence review, the Board determined that all directors are independent, with the exception of President and Chief Executive Officer (later referred to as the CEO) Anthony J. Alexander. Directors Paul T. Addison, William T. Cottle, and Jesse T. Williams, Sr. were deemed independent based on the independence criteria as discussed in the above section, and the Board was not aware of any other types and categories of transactions for these directors that are required to be considered. However, for the directors listed below, additional specific types and categories of transactions were considered by the Board, as noted, in determining their independence. The Board determined that the relationships described below for directors Michael J. Anderson, Dr. Carol A. Cartwright, Robert B. Heisler, Jr., Russell W. Maier (retired as a director on May 15, 2007), Ernest J. Novak, Jr., Catherine A. Rein, Robert C. Savage (retired as a director on May 15, 2007), George M. Smart, and Wes M. Taylor were not material and that such directors are independent. Additionally, none of the relationships described below constituted a related person transaction requiring disclosure as set forth in the Related Person Transactions Policy described under the heading "Certain Relationships and Related Person Transactions" in this proxy statement.

Michael J. Anderson

  •
  Electric and non-electric purchases from subsidiaries of the Company by a company for which Mr. Anderson serves as CEO and President, as well as purchases of fertilizer and other goods by FirstEnergy Service Company on behalf of other subsidiaries of the Company from the same company;

  •
  Electric purchases from subsidiaries of the Company by three companies and three non-profit organizations for which Mr. Anderson serves or served as a director, trustee, or on the advisory board;

  •
  Non-electric purchases from subsidiaries of the Company by three companies for which Mr. Anderson serves as a director, trustee, or on the advisory board;

  •
  Purchases of financial services by the Company and its subsidiaries from a bank for which Mr. Anderson serves on the advisory board; and

  •
  Charitable contributions made by the FirstEnergy Foundation and by the Company to four non-profit organizations for which Mr. Anderson serves or served as a director or trustee.

Dr. Carol A. Cartwright

  •
  Purchases by FirstEnergy Service Company on behalf of other subsidiaries of the Company for vegetation management from a company for which Dr. Cartwright serves as a director;

  •
  Electric purchases from subsidiaries of the Company by three companies and a non-profit organization for which Dr. Cartwright serves as a director or trustee;

  •
  Non-electric purchases from subsidiaries of the Company by a company for which Dr. Cartwright serves as a director;

  •
  Charitable contributions made by the FirstEnergy Foundation and by the Company to a non-profit organization for which Dr. Cartwright served as a trustee; and

  •
  Purchases of financial services by the Company and its subsidiaries from a bank for which Dr. Cartwright serves as a director.

Robert B. Heisler, Jr.

  •
  Purchases by FirstEnergy Service Company on behalf of other subsidiaries of the Company for financial services from a bank and its affiliates for which Mr. Heisler was an executive officer in 2007;

  •
  Electric purchases from subsidiaries of the Company by two companies and six non-profit organizations for which Mr. Heisler serves or served as an executive officer or trustee;

  •
  Non-electric purchases from subsidiaries of the Company by a state university for which Mr. Heisler serves as an officer; and

  •
  Charitable contributions made by the FirstEnergy Foundation and by the Company to six non-profit organizations for which Mr. Heisler serves or served as a trustee and to a state university in which he serves as a trustee of the university's foundation.

Russell W. Maier

  •
  Electric purchases from subsidiaries of the Company by a company for which Mr. Maier serves as a director.

Ernest J. Novak, Jr.

  •
  Electric purchases from subsidiaries of the Company by two non-profit organizations and a company for which Mr. Novak serves as trustee or director; and

  •
  Charitable contributions made by the FirstEnergy Foundation and by the Company to three non-profit organizations for which Mr. Novak serves as a trustee.

Catherine A. Rein

  •
  Purchases of financial services by FirstEnergy Service Company on behalf of other subsidiaries of the Company from a bank for which Ms. Rein serves as a director, and purchases of insurance and beneficiary services by FirstEnergy Service Company on behalf of other subsidiaries of the Company from an insurance and beneficiary company for which Ms. Rein served as an executive officer; and

  •
  Electric purchases from subsidiaries of the Company by a company for which Ms. Rein served as an executive officer.

Robert C. Savage

  •
  Charitable contributions made by the FirstEnergy Foundation and by the Company to three non-profit organizations for which Mr. Savage serves as a director.

George M. Smart

  •
  Electric purchases from subsidiaries of the Company by a non-profit organization for which Mr. Smart serves as a trustee; and

  •
  Charitable contributions made by the FirstEnergy Foundation and by the Company to a non-profit organization for which Mr. Smart serves as a trustee.

Wes M. Taylor

  •
  Purchases of fuel by FirstEnergy Generation Corp. from a company for which Mr. Taylor serves as a director.

What function does the FirstEnergy Board of Directors perform?

        Although your Board has the responsibility for establishing broad corporate policies and for our overall performance, the Board is not involved in day-to-day operations of the Company. We keep the directors informed of our business and operations with various reports and documents that we send to them each month. We also make operating and financial presentations at Board and committee meetings. The Board has established the committees described below to assist in performing its responsibilities.

        The Board believes that the Company's policies and practices should enhance the Board's ability to represent your interests as shareholders. In support of this philosophy, the Board has established Corporate Governance Policies which, along with charters of the Board committees, serve as a framework for meeting the Board's duties and responsibilities with respect to the governance of the Company. Our Corporate Governance Policies and Board committee charters can be viewed by visiting our Internet site at www.firstenergycorp.com/ir, or copies are available upon written request to the Corporate Secretary, FirstEnergy Corp., 76 South Main Street, Akron, Ohio 44308-1890.

Does FirstEnergy provide any training for its Board members?

        Yes. The Board recognizes the importance of its members keeping current on Company and industry issues and their responsibilities as directors. All new directors attend orientation training (either provided or approved by the Corporate Governance Committee) soon after being elected to the Board. Also, the Board makes available and encourages continuing education programs for Board members which may include internal strategy meetings, third-party presentations, and externally offered programs. In addition, all directors are required to participate in at least eight hours of accredited training programs within the past 24 months.

How many meetings did the Board hold in 2007?

        Your Board held 12 regularly scheduled or special meetings during 2007. During the period of their membership, all directors attended 75 percent or more of the meetings of the Board and of the committees on which they served in 2007.

        Non-management directors, including the independent directors, are required to meet as a group in executive sessions without the CEO, any other non-independent director, or management at least six times in each calendar year. George M. Smart, the non-executive chairman of the Board, presides over all executive sessions. During 2007, the non-management directors met 12 times in executive sessions.

What committees has the Board of Directors established?

        The Board has established the standing committees listed below. All committees are comprised solely of independent directors as determined by the Board in accordance with our Corporate Governance Policies, which incorporate the NYSE listing standards and applicable SEC rules.

Audit Committee

        The purpose of the Audit Committee is to assist Board oversight of: the integrity of the Company's financial statements; the Company's compliance with legal, risk management, and regulatory requirements; the independent auditor's qualifications and independence; the performance of the Company's internal audit function and independent auditor; and the Company's systems of internal control with respect to the accuracy of financial records, adherence to Company policies and compliance with legal and regulatory requirements. The Committee prepares the report that SEC rules require be included in the Company's annual proxy statement and performs such other duties and responsibilities enumerated in the Committee Charter. The Committee's function is one of oversight, recognizing that the Company's management is responsible for preparing the Company's financial statements, and the independent auditor is responsible for auditing those statements. In adopting the Committee Charter, the Board acknowledges that the Committee members are not employees of the Company and are not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the external auditor's work or auditing standards. Each member of the Committee shall be entitled to rely on the integrity of those persons and organizations within and outside the Company that provide information to the Committee and the accuracy and completeness of the financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary. For a complete list of responsibilities and other information, refer to the Audit Committee Charter on our Internet site at www.firstenergycorp.com/ir, and which is available upon written request to the Corporate Secretary, FirstEnergy Corp., 76 South Main Street, Akron, Ohio 44308-1890.

        This committee is comprised of four members and met nine times in 2007. The current members of this committee are Ernest J. Novak, Jr. (Chair), Paul T. Addison, Catherine A. Rein, and George M. Smart. All members of this committee are financially literate. The Board appoints at least one member of the Audit Committee who, in the Board's business judgment, is an "Audit Committee Financial Expert," as such term is defined by the SEC. The Board has determined that independent Audit Committee and Board Member, Ernest J. Novak, Jr., meets this definition. See the Audit Committee Report in this proxy statement for additional information regarding the committee.

Compensation Committee

        The purpose of the Compensation Committee is: to discharge the responsibilities of the Board as specified in the Compensation Committee Charter relating to compensation of certain senior-level officers of the Company, including the CEO, the Company's other non-CEO executive officers, and the Chairman, if the Chairman is not the CEO, and other individuals named in the Company's annual proxy statement; to review, discuss, and endorse a compensation philosophy that supports competitive pay for performance and is consistent with the corporate strategy; to assist the Board in establishing the appropriate incentive compensation and equity-based plans for the Company's executive officers, to administer such plans in order to attract, retain, and motivate skilled and talented executives and to align such plans with Company and business unit performance, business strategies, and growth in shareholder value; to review and discuss with the Company's management the disclosures in the Compensation Discussion and Analysis (later referred to as the CD&A) required by applicable rules and regulations and, based upon such review and discussions, to recommend to the Board whether the CD&A should be included in the Company's annual report and proxy statement; to produce the Compensation Committee Report to be included in the Company's annual report and proxy statement, in accordance with applicable rules and regulations; and to perform such other duties and responsibilities enumerated in and consistent with the Compensation Committee Charter. For a complete list of responsibilities and other information, refer to the Compensation Committee Charter on our Internet site at www.firstenergycorp.com/ir and which is available upon written request to the Corporate Secretary, FirstEnergy Corp., 76 South Main Street, Akron, Ohio 44308-1890. In addition, refer to the CD&A that can be found later in this proxy statement.

        This committee is comprised of four members and met four times in 2007. The current members of this committee are Catherine A. Rein (Chair), Dr. Carol A. Cartwright, Robert B. Heisler, Jr., and Wes M. Taylor.

Corporate Governance Committee

        The purpose of the Corporate Governance Committee is: to develop, recommend to the Board, and periodically review the corporate governance principles applicable to the Company; to recommend Board candidates for all directorships by identifying individuals qualified to become Board members in a manner that is consistent with criteria approved by the Board; to recommend that the Board select the director nominees for the next annual meeting of shareholders; and to oversee the evaluation of the Board and management.

        In consultation with the CEO, the Chairman, and the full Board, the committee shall search for, recruit, screen, interview, and recommend prospective directors, as required, to provide an appropriate balance of knowledge, experience, and capability on the Board. The committee shall be guided by its charter, the Corporate Governance Policies, and other applicable laws and regulations in recruiting and selecting director candidates. Any assessment of a prospective Board or committee candidate should include, at a minimum, issues of diversity, age, background and training, business or administrative experience and skills, dedication and commitment, business judgment, analytical skills, problem-solving abilities, and familiarity with regulatory environment. In addition, the committee may consider such other attributes as it deems appropriate, all in the context of the perceived needs of the Board or applicable committee at that point in time. Such directors shall possess experience in one or more of the following: management or senior leadership position which demonstrates significant business or administrative experience and skills; accounting or finance; the electric utilities or nuclear power industry; or other significant and relevant areas deemed by the committee to be valuable to the Company.

        The committee shall investigate and consider suggestions for candidates for membership on the Board, including shareholder nominations for the Board. So long as shareholders nominating director candidates have complied with the procedural requirements set forth in the Corporate Governance Committee Charter, the committee shall apply the same criteria and employ substantially similar procedures for evaluating shareholder nominees for the Board as it would for evaluating any other Board nominee. The committee will give due consideration to all written shareholder nominations that are submitted in writing to the committee, in care of the Corporate Secretary of the Company, FirstEnergy Corp., 76 South Main Street, Akron, Ohio 44308-1890, received at least 120 days before the publication of the Company's annual proxy statement from a shareholder or group of shareholders owning one half of one percent (0.5 percent) or more of the voting stock for at least one year, and accompanied by a description of the proposed nominee's qualifications and other relevant biographical information, together with the written consent of the proposed nominee to be named in the proxy statement and to serve on the Board. For a complete list of responsibilities and other information, refer to the Corporate Governance Committee Charter on our Internet site at www.firstenergycorp.com/ir and which is available upon written request to the Corporate Secretary, FirstEnergy Corp., 76 South Main Street, Akron, Ohio 44308-1890.

        This committee is comprised of four members and met five times in 2007. The current members of this committee are Dr. Carol A. Cartwright (Chair), William T. Cottle, George M. Smart, and Jesse T. Williams, Sr.

Finance Committee

        The purpose of the Finance Committee is to monitor and oversee the Company's financial resources and strategies, with emphasis on those issues that are long-term in nature. For a complete list of responsibilities and other information, refer to the Finance Committee Charter on our Internet site at www.firstenergycorp.com/ir and which is available upon written request to the Corporate Secretary, FirstEnergy Corp., 76 South Main Street, Akron, Ohio 44308-1890.

        This committee is comprised of four members and met four times in 2007. The current members of this committee are Paul T. Addison (Chair), Michael J. Anderson, Robert B. Heisler, Jr., and Ernest J. Novak, Jr.

Nuclear Committee

        The purpose of the Nuclear Committee is to monitor and oversee the Company's nuclear program and the operation of all nuclear units in which the Company or any of its subsidiaries has an ownership or leasehold interest. For a complete list of responsibilities and other information, refer to the Nuclear Committee Charter on our Internet site at www.firstenergycorp.com/ir and which is available upon written request to the Corporate Secretary, FirstEnergy Corp., 76 South Main Street, Akron, Ohio 44308-1890.

        The Nuclear Committee is comprised of four members and met 12 times in 2007. The current members of this committee are William T. Cottle (Chair), Michael J. Anderson, Wes M. Taylor, and Jesse T. Williams, Sr.

Does the Board have a policy in regard to the number of boards that a director can serve on?

        Yes. Our Corporate Governance Policies provide that directors will not, without the Board's approval, serve on the board of directors of more than three other non-affiliated companies having securities registered under the Securities Exchange Act of 1934. All of our directors are in compliance with this policy.

What is the Board's policy regarding Board members' attendance at the Annual Meeting of Shareholders?

        The Board believes that regular attendance by all directors and all nominees for directors at our Annual Meeting of Shareholders is appropriate and desirable and that all such persons should make diligent efforts to attend each meeting. All Board members who were directors on May 15, 2007, attended the 2007 Annual Meeting.

Did the Board use a third party to assist with the identification and evaluation of potential nominees?

        No. The Board did not use a third party to assist with the identification and evaluation of potential nominees.

How can shareholders communicate to the Board?

        The Board provides a process for shareholders and interested parties to send communications to the Board and non-management directors, including the non-executive chairman. Shareholders may send written communications to the Board by mailing any such communications to the FirstEnergy Board of Directors, c/o Corporate Secretary, FirstEnergy Corp., 76 South Main Street, Akron, Ohio 44308-1890.

        The Corporate Secretary or a member of her staff reviews all such communications promptly and relays them directly to a member of the Board, provided that such communications: (i) bear relevance to the Company and the interests of the shareholder, (ii) are capable of being implemented by the Board, (iii) do not contain any obscene or offensive remarks, (iv) are of a reasonable length, and (v) are not from a shareholder who already has sent two such communications to the Board in the last year. The Board may modify procedures for sorting shareholders' communications or adopt any additional procedures provided that they are approved by a majority of the independent directors.

Has FirstEnergy adopted a Code of Ethics?

        Yes. The Company has a Code of Business Conduct that applies equally to all employees, including the CEO, Chief Financial Officer, and Chief Accounting Officer. In addition, the Board has a Code of Ethics and Business Conduct. These Codes can be viewed on our Internet site at www.firstenergycorp.com/ir and are available upon written request to the Corporate Secretary, FirstEnergy Corp., 76 South Main Street, Akron, Ohio 44308-1890.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

        Based on our size and varied business operations, we may engage in transactions and business arrangements with companies and other organizations in which a member of our Board, executive officer, or such person's immediate family member also may be a board member, executive officer, or significant investor. In some of these cases, such person may have a direct or indirect material interest in the transaction or business arrangement with our Company. We recognize that related person transactions have the potential to create perceived or actual conflicts of interest and could create the appearance that decisions are based on considerations other than the best interests of the Company and its shareholders. Accordingly, as a general matter, it is our preference to avoid related person transactions. However, there are situations where related person transactions are either in, or not inconsistent with, our best interests and the best interests of our shareholders. Our Board has determined that it is appropriate and necessary to have a review process in place with respect to any related person transactions.

        Based on the foregoing, the Board established a written Related Person Transactions Policy (later referred to as the Policy) to be implemented by the Corporate Governance Committee, in order to effectuate the review, approval, and ratification process surrounding related person transactions. This Policy supplements the Company's other conflict of interest policies set forth in the FirstEnergy Conflicts-Of-Interest Policy, Code of Business Conduct, and the Board of Directors Code of Ethics and Business Conduct. Related person transactions may be entered into or continue only if a majority of the disinterested members of the Corporate Governance Committee or the Board approves or ratifies the transaction in accordance with the Policy. In making its decisions, the Corporate Governance Committee will review current and proposed transactions by taking into consideration the Policy, which includes the definitions and terms set forth in Item 404 of Regulation S-K under the federal securities laws.

        As part of this Policy, our management has established written review procedures for any transaction, proposed transaction, or any amendment to a transaction, in which we are currently, or in which we may be, a participant in which the amount exceeds $120,000, and in which the related person, as defined in Item 404 of Regulation S-K, had or will have a direct or indirect material interest. We also have established written procedures to allow us to identify such related persons. The identities of these related persons are distributed to our business units to ensure senior management is made aware of any transaction or proposed transaction involving the Company and anyone on that list. Management then brings any such transactions to the attention of the Corporate Governance Committee for its review, approval, or ratification.

        When reviewing a proposed transaction, the Corporate Governance Committee reviews the material facts of the related person's relationship to us, his or her interest in the proposed transaction, and any other material facts of the proposed transaction, including the aggregate value and benefits of such transaction to us, the availability of sources of comparable products or services (if applicable), and an assessment of whether the transaction is on terms that are the same as, or comparable to, the terms available to an unrelated third party or to employees generally. Additionally, the Corporate Governance Committee requires the CEO to review the business merits of the transaction prior to its review.

        During fiscal year 2007 we participated in the transactions described below, in which the amount involved exceeded $120,000 and in which any Board member, executive officer, holder of more than five percent of our common stock, or a member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

        Kimberly F. Jones, wife of executive officer Charles E. Jones, Jr., served as Director, Corporate Services Supply Chain in 2007. In 2007, Mrs. Jones was paid $122,923, before her resignation in September, 2007. Mrs. Jones was employed by the Company prior to her marriage to Mr. Jones, and her compensation was commensurate to employees with comparable qualifications and responsibilities and was consistent with the terms of the Company programs governing that element of compensation. No reporting relationship existed between Mrs. Jones and Mr. Jones.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors to file initial reports of ownership and reports of changes in ownership of the Company's common stock with the SEC and the NYSE. The Company makes these filings for the convenience of the executive officers and directors. To the Company's knowledge, for the fiscal year ended December 31, 2007, all Section 16(a) filing requirements applicable to its executive officers and directors were satisfied.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        No members of the Compensation Committee meet the criteria to be considered for an interlock or insider participation.

COMPENSATION COMMITTEE REPORT

        The Compensation Committee has reviewed and discussed the CD&A with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the CD&A be included (or incorporated by reference as applicable) into the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2007, and proxy statement.

Compensation Committee: Catherine A. Rein (Chair), Dr. Carol A. Cartwright, Robert B. Heisler, Jr., and Wes M. Taylor

AUDIT COMMITTEE REPORT

        The Audit Committee of the Board of Directors of the Company (later referred to in this section as the Committee) is charged with assisting the full Board in fulfilling the Board's oversight responsibility with respect to the quality and integrity of the accounting, auditing, and financial reporting practices of the Company. The Committee acts under a written charter that is reviewed annually, revised as necessary, and approved by the Board of Directors. In fulfilling its oversight responsibilities, the Committee reviewed and discussed with management the audited financial statements to be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2007. In performing its review, the Committee discussed the propriety of the application of accounting principles by the Company, the reasonableness of significant judgments and estimates used in the preparation of the financial statements, and the clarity of disclosures in the financial statements.

        The Committee reviewed and discussed with the Company's independent registered public accounting firm, PricewaterhouseCoopers LLP, their opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States. This discussion covered the matters required by Statement on Auditing Standards No. 61, "Communication With Audit Committees," as amended by the Auditing Standards Board of the American Institute of Certified Public Accountants, including its judgments as to the propriety of the application of accounting principles by the Company.

        The Committee received the written communications from the independent registered public accounting firm regarding their independence from the Company as required by the Independence Standards Board's Standard No. 1, "Independence Discussions With Audit Committees," and discussed that matter with the independent registered public accounting firm.

        The Committee discussed with the Company's internal auditors and independent registered public accounting firm the overall scope, plans, and results of their respective audits. The Committee met with the internal auditors and independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting process.

        Based on the above reviews and discussions conducted, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2007, for filing with the SEC.

        The following is a summary of the fees paid by the Company to its independent registered public accounting firm, PricewaterhouseCoopers LLP, for services provided during the years 2007 and 2006:

AUDIT FEES — PricewaterhouseCoopers LLP billed the Company an aggregate of $6,065,000 in 2007 and $6,310,413 in 2006 in fees for professional services rendered for the audit of the Company's financial statements and the review of the financial statements included in each of the Company's Quarterly Reports on Form 10-Q or services that are normally provided in connection with statutory and regulatory filings or engagements.

	Fees for Audit Year 2007	Fees for Audit Year 2006
AUDIT RELATED FEES
Mansfield Plant Sale and Leaseback	$494,000	$0
TAX FEES	$0	$0
ALL OTHER FEES	$0	$0

        The Committee has considered whether any non-audit services rendered by the independent registered public accounting firm are compatible with them maintaining their independence. There were no non-audit services rendered by the independent registered public accounting firm in 2007 or 2006. The Committee, in accordance with its charter and in compliance with all applicable legal and regulatory requirements promulgated from time to time by the NYSE and SEC, has a policy under which the independent registered public accounting firm cannot be engaged to perform non-audit services, other than services that require an expertise that is exclusive to that firm. The policy further states that any engagement of the independent registered public accounting firm to perform other audit-related services must have approval in advance by the Chairman of the Committee upon the recommendation of the Vice President and Controller. Any engagement of the independent registered public accounting firm for non-audit related services that is based on an expertise that is exclusive to them must be specifically approved in advance by the Committee. The Committee pre-approved all services provided by PricewaterhouseCoopers LLP in 2007 and 2006.

Audit Committee: Ernest J. Novak, Jr. (Chair), Paul T. Addison, Catherine A. Rein, and George M. Smart

ITEMS TO BE VOTED ON

Item 1 — Election of Directors

        You are being asked to vote for the following 11 directors to serve on the Board of Directors for a term expiring at the Annual Meeting of Shareholders in 2009 and until their successors have been elected: Paul T. Addison, Anthony J. Alexander, Michael J. Anderson, Dr. Carol A. Cartwright, William T. Cottle, Robert B. Heisler, Jr., Ernest J. Novak, Jr., Catherine A. Rein, George M. Smart, Wes M. Taylor, and Jesse T. Williams, Sr. The section of this proxy statement entitled "Biographical Information on Nominees for Election as Directors" provides biographical information for all nominees for election at the Meeting.

        Under the Company's Amended Code of Regulations, at any election of directors, the persons receiving the greatest number of votes are elected to the vacancies to be filled. Your Board has no reason to believe that the persons nominated will not be available to serve after being elected. If any of these nominees would not be available to serve for any reason, shares represented by the appointed proxies will be voted either for a lesser number of directors or for another person selected by the Board. However, if the inability to serve is believed to be temporary in nature, the shares represented by the appointed proxies will be voted for that person who, if elected, will serve when able to do so.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ITEM 1.

Item 2 — Ratification of the Appointment of the Independent Registered Public Accounting Firm

        You are being asked to ratify the Board's appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm to examine the books and accounts of the Company for the 2008 fiscal year. A representative is expected to attend the meeting and will have an opportunity to make a statement and respond to appropriate questions. Refer to the Audit Committee Report in this proxy statement for information regarding services performed by, and fees paid to, PricewaterhouseCoopers LLP during the years 2006 and 2007.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ITEM 2.

Shareholder Proposals

        Shareholders have indicated their intention to present at the Annual Meeting the following proposals for consideration and action by the shareholders. The shareholder resolutions and proposals, for which the Company and the Board accept no responsibility, are set forth below. The proponents' names, addresses, and numbers of shares held will be furnished upon written or oral request to the Company. Your Board of Directors recommends that you vote "AGAINST" all four of these shareholder proposals for the reasons noted in the Company's opposition statements following each shareholder proposal.

Item 3 — Shareholder Proposal: Reduce the Percentage of Shareholders Required to Call Special Shareholder Meeting

3 — Special Shareholder Meetings

        RESOLVED, Shareholders ask our board to amend our bylaws and any other appropriate governing documents to give holders of 10% to 25% of our outstanding common stock the power to call a special shareholder meeting, in compliance with applicable law. This proposal favors 10% from the above range.

        Special meetings allow investors to vote on important matters, such as a takeover offer, that can arise between annual meetings. If shareholders cannot call special meetings, management may become insulated and investor returns may suffer.

        Shareholders should have the ability to call a special meeting when they think a matter is sufficiently important to merit expeditious consideration. Shareholder control over timing is especially important in the context of a major acquisition or restructuring, when events unfold quickly and issues may become moot by the next annual meeting.

        Fidelity and Vanguard are among the mutual funds supporting a shareholder right to call a special meeting. The proxy voting guidelines of many public employee pension funds, including the New York City Employees Retirement System, also favor this right. Governance ratings services, such as The Corporate Library and Governance Metrics International, take special meeting rights into account when assigning company ratings.

        Eighteen (18) proposals on this topic averaged 56%-support in 2007 — including 74%-support at Honeywell (HON) according to RiskMetrics (formerly Institutional Shareholder Services).

        The proponent, who sponsored a number of shareholder proposals, said the merits of this proposal should also be considered in the context of our company's overall corporate governance structure and individual director performance. For instance in 2007 the following structure and performance issues were reported:

    Ten of our directors received withhold votes ranging from 27% to 39% after our Board failed to act when shareholders gave majority support for two consecutive years to proposals seeing to rescind supermajority voting rules.

    Executive pay policies and practices are poorly aligned with shareholder interests according to The Corporate Library http://www.thecorporatelibrary.com, an independent investment research firm.

    Under the terms of the Executive Deferred Compensation Plan, an executive may defer a portion of any bonus into a common stock equivalent account at the then current FirstEnergy stock price. The Compensation Committee then adds 20% to any such deferral.

    Although the Committee claims that this deferral is an incentive to executives, The Corporate Library believes that this practice merely separates the interests of executives further from those of shareholders. If, for example, the stock price goes down 20%, executives will have lost nothing. This is not the case for shareholders, of course, for whom a similar "match" is not available.

        The above concerns shows there is room for improvement and reinforces the reason to take one step forward now and encourage our board to adopt higher standards:

Special Shareholder Meetings
Yes on 3

        Please check below whether our board responds to the substance of this proposal.

        Please check whether our board omitted the topics of some of the proposals from the enclosed ballot as it did in 2007.

                       End of Shareholder Proposal

Your Company's Opposition Statement

  Your Board of Directors recommends that you vote "AGAINST" this proposal.

        The Amended Code of Regulations of your Company currently provides that any persons holding at least a majority of shares outstanding and entitled to vote may call a special meeting. Your Board believes that the current threshold is reasonable and in the best interests of all shareholders. The current majority shareholder requirement prevents a small group of shareholders from calling costly and possibly numerous special meetings on topics and for reasons that are not in the best interests of the Company or a majority of its shareholders.

        The proponent suggests that a lower threshold of shareholders should be allowed to call a special meeting to ensure that shareholders have a right to vote on important matters that may arise between annual meetings, such as major acquisitions or restructurings. However, your Company is incorporated in Ohio, and Ohio law provides that shareholders must be given the opportunity to vote on major corporate actions such as mergers, the sale or disposition of all or substantially all of the assets of a company, or amendments to a company's articles of incorporation. The Amended Articles of Incorporation of your Company mirror this same requirement for a shareholder vote on major corporate actions. The Listing Standards of the NYSE similarly require us to seek shareholder approval for the issuance of common stock in many circumstances, including in cases that would result in a change in control of the Company. Thus, the opportunity for shareholder votes on important matters is already well established.

        Pursuant to our governing documents, in addition to a call by a majority of the shareholders, a special meeting may also be called by the Chairman or the President or by a majority of your Board. The current framework provided in your Company's Amended Articles of Incorporation, Ohio law, and the NYSE Listing Standards provides your Board with the time to appropriately consider (and ability to draw on resources if necessary to evaluate) significant transactions and other material matters so that those matters are not prematurely submitted to shareholders. In addition, special meetings are costly endeavors. The money and resources that are required to prepare for and hold special meetings are significant, including the time and energy that must be devoted to the preparation, printing, and delivery of the required disclosure documents as well as other logistical preparations required to conduct such meetings. These burdens, along with the significant investment of your Board and senior management's time to prepare for such meetings, are costly and disruptive to the business. Given these monetary and non-monetary costs, and considering that your Board has a fiduciary obligation to act in the best interest of all shareholders, your Board, comprised almost exclusively of independent directors, is best positioned to determine if and when to call a special meeting. The majority requirement reflects a fair balance between efficiency and shareholder empowerment.

        More special meetings will not appreciably add to shareholder information or awareness. The Company's current disclosure environment includes public filings, news releases, analyst calls, and live investor and analyst meetings that encompass the full spectrum of Company affairs important to shareholders. Shareholders also have the ability to communicate with directors through the shareholder access processes that your Company has developed that are discussed elsewhere in the proxy statement. Minority shareholder groups should not be able to instigate expensive special meetings when they have less onerous and more efficient means of communicating with your Board.

        While your Board appreciates the proponent's interest, it is the belief of your Board that the Company's current policies, governing documents, applicable law, and NYSE rules appropriately address how special meetings may be called. Your Board has fiduciary duties and will continue to exercise its business judgment in referring matters to special meetings for consideration when it determines that doing so would be in the best interests of the Company and its shareholders.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "AGAINST" ITEM 3.

Item 4 — Shareholder Proposal: Establish Shareholder Proponent Engagement Process

        RESOLVED:    That the shareholders request the Board of Directors of FirstEnergy Corporation adopt a policy establishing an engagement process with the proponents of shareholder proposals that are supported by a majority of the votes cast, excluding abstentions and broker non-votes, at any annual meeting.

        This proposal requests the Board of Directors of FirstEnergy Corporation take the following steps if a proposal, submitted by a shareholder for a vote pursuant to Rule 14a-8 of the Securities and Exchange Commission, receives a majority of the votes cast:

  •
  Within four months after the annual meeting, an independent board committee should schedule a meeting (which may be held telephonically) with the proponent of the proposal, to obtain any additional information to provide to the Board of Directors for its reconsideration of the proposal. The meeting with the proponent should be coordinated with the timing of a regularly scheduled board meeting.

  •
  Following the meeting with the proponent, the independent board committee should present the proposal with the committee's recommendation, and information relevant to the proposal, to the full Board of Directors, for action consistent with the company's charter and by-laws, which should necessarily include a consideration of the interest of the shareholders.

        In adopting such a policy, the board would have the authority to abolish the committee under the following circumstances: (1) the board takes the action requested in the proposal; or (2) the proposal's proponent notifies the board that organization does not object to the abolition of the committee.

Supporting Statement

        The purpose of this proposal is to create a mechanism by which shareholders can communicate with their representatives, the Board of Directors. In our opinion, the various reforms enacted by the U.S. Congress, the U.S. Securities and Exchange Commission, and stock exchanges in the wake of the Enron/WorldCom/Tyco wave of scandals have certainly been a step in the right direction to restore public trust and confidence in the capital markets, but they have not adequately addressed shareholder rights and the accountability of directors of corporate boards to the shareholders who elect them.

        At the 2007 and 2006 FirstEnergy Annual Meeting, a proposal requesting the board adopt a simple majority vote requirement received a majority of the votes cast (shareholders voted 73% in favor both years). Nonetheless, on issues such as the election of directors and capital structure decisions the supermajority provision has yet to be replaced by a simple majority standard. We are concerned, in particular, that boards of directors are still able to ignore shareholder proposals on important corporate governance reforms even if those proposals are supported by clear majorities of shareholder votes cast at annual meetings.

        Therefore, we are submitting this proposal requesting that the Company adopt a formal policy establishing an engagement process with the proponents of shareholder proposals that are supported by a majority of the votes cast, excluding abstentions and broker non-votes, at any annual meeting.

  We urge stockholders to vote FOR this proposal

                      End of Shareholder Proposal

Your Company's Opposition Statement

  Your Board of Directors recommends that you vote "AGAINST" this proposal.

        Your Board recognizes the importance of allowing effective communications from shareholders to your Board but does not believe that establishment of an engagement process as envisioned by the proponent is necessary. As described elsewhere in this proxy statement, Company processes enable communications with your Board, with non-management directors, and with the non-executive chairman, as required by NYSE rules and the Company's Corporate Governance Policies.

        Your Board seeks to ensure that shareholder views are communicated to Board members and that appropriate responses are timely provided to inquiring shareholders. Opportunities are also afforded to shareholders to communicate directly with members of your Board at the Company's annual meeting. For that reason, as described elsewhere in this proxy statement, your Board makes special efforts to encourage directors and director nominees to attend.

        The Company's Corporate Governance Policies provide for the evaluation of all shareholder communications. The Corporate Secretary or a member of her staff is required to review all communications promptly and relay them directly to a member of your Board, provided that such communications (i) bear relevance to the Company and the interests of the shareholder, (ii) are capable of being implemented by your Board, (iii) do not contain any obscene or offensive remarks, (iv) are of a reasonable length, and (v) are not from a shareholder who has already sent two such communications to your Board in the last year. Your Board believes its policy is sufficient and accordingly does not believe that there is a need to implement the special engagement policy envisioned by the shareholder proposal.

        The Corporate Governance Committee of your Board, comprised entirely of independent directors, thoroughly reviews and analyzes each shareholder proposal. The Committee then assists the full Board in responding to the proponent, including discussions with the proponent where warranted. The proposed engagement process would in many respects duplicate the function currently served by the Corporate Governance Committee.

        Your Board has the duty to act in a manner it believes to be in the best interests of the Company and all of its shareholders. Your Board must take into account wide-ranging factors when evaluating a shareholder proposal. Your Board will consider the voting results on the proposal but also will consider what is in the best interests of the Company and all of its shareholders in light of all relevant facts and circumstances. Flexibility in crafting responses to shareholder proposals is more beneficial to the Company than a rigid engagement process.

        A shareholder proposal supported by a majority of the votes cast at a meeting may represent only a minority of the voting power of the Company due to abstentions and shares not voted at such meeting. While the special shareholder committee would purport to represent the interests of all shareholders, it may instead become a vehicle for special interest groups. Meetings would be required to address proposals by one or more large shareholders who may be advancing issues or agendas not representative of shareholders generally while diverting valuable time and energy from your Board's oversight of Company affairs.

        Your Board believes that the current process for evaluating shareholder communications is sufficient and serves the interests of the Company and all of its shareholders better than the formal engagement process described in the shareholder proposal. Accordingly, and for the reasons stated above, your Board recommends a vote against this proposal.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "AGAINST" ITEM 4.

Item 5 — Shareholder Proposal: Adopt Simple Majority Vote

5 — Adopt Simple Majority Vote

        RESOLVED, Shareowners urge our company to take all steps necessary, in compliance with applicable law, to fully adopt simple majority vote requirements in our Charter and By-laws. This includes any special solicitations needed for adoption.

        This topic won our 76% support at our 2007 annual meeting. This topped the 71% and 73% support at our 2005 and 2006 annual meetings. At least one proxy advisory service recommended a no-vote for directors who do not adopt a shareholder proposal after it wins one majority vote. Indeed, we as shareholders withheld up to 39% of our votes from our serial- ignorer-of-shareholder-proposal directors in 2007 because they did not respond to our consecutive supporting votes exceeding 70%.

        Perhaps our directors do not care about 39% withheld votes. Under our outdated plurality voting system, our directors can be still elected if they receive 90% withheld votes. Our director should tell us in their response to this proposal whether they care about a 39%-withheld vote regarding their election.

        Currently a 1%-minority can frustrate the will of our 79%-shareholder majority. Also our 80% supermajority vote requirements can be almost impossible to obtain when one considers abstentions and broker non-votes.

        The merits of this proposal should also be considered in the context of our company's overall corporate governance structure and individual director performance. For instance in 2007 the following issues were identified:

  •
  We had no shareholder right to:

  1)
  Cumulative voting.

  2)
  Act by written consent.

  3)
  Elect directors by majority vote.

  •
  Poison pill: Our directors can adopt a poison pill that is never subject to a shareholder vote.

  •
  We had two "Problem Directors" according to The Corporate Library http://www.thecorporatelibrary.com, an independent investment research firm:

  1)
  Mr. Smart because he chaired the FirstEnergy audit committee during a period of accounting misrepresentation according to a lawsuit that was settled.

  2)
  Mr. Anderson due to his service on the Interstate Bakeries board, which filed Chapter 11 bankruptcy.

        Additionally:

  •
  Mr. Smart was also an "Accelerated Vesting" director according to The Corporate Library due to his involvement with a board that sped up the vesting of stock options in order to avoid recognizing the related cost.

  •
  Mr. Smart also served on our Audit Committee and our Corporate Governance Committee, which makes decisions on whether to adopt a shareholder proposal receiving 70%-votes.

  •
  Mr. Anderson also served on our Finance Committee and our Nuclear Committee.

  •
  Ms. Cartwright had the highest withheld votes of any of our directors in 2007 and Ms. Cartwright chaired our corporate governance committee.

  •
  Our board was responsible for omitting the topics of some proposals from our ballots in 2007.

        The above concerns show there is room for improvement and reinforces the reason to take one step forward to encourage our board to respond positively to this proposal:

Adopt Simple Majority Vote —
Yes on 5

                      End of Shareholder Proposal

Your Company's Opposition Statement

  Your Board of Directors recommends that you vote "AGAINST" this proposal.

        Your Board continues to believe that a higher voting threshold for limited but important issues is in the best interests of all shareholders and the Company for several reasons. The higher voting requirements ensure that no single or small group of shareholders achieves undue leverage. The Company's voting provisions are consistent with the approach of Company competitors. Prior shareholder actions rejecting a lowering of the standard to two-thirds indicates that costly solicitations and one-on-one meetings in furtherance of achieving approval of a simple majority goal are unlikely to be successful. Finally, solid ratings in governance risk assessments and best practices compliance assure shareholders that our important special voting requirements do not serve to entrench management. As discussed below, your Board recommends that you vote against a simple majority vote proposal.

        The Company's Amended Code of Regulations provides that the generally applicable voting threshold is a majority of votes cast. However, in the limited circumstances of the most important corporate actions, supermajority provisions apply.

        The Company's Amended Articles of Incorporation establish an 80 percent supermajority requirement to amend or repeal provisions for the following: (1) unissued or treasury shares, (2) cumulative voting rights, (3) preemptive rights, and (4) the Company's purchase of its capital stock. Similarly, the Company's Amended Code of Regulations establishes an 80 percent supermajority voting threshold to amend or repeal regulations regarding: (1) shareholder meetings, (2) board structure, (3) board vacancies, (4) director elections, and (5) director and officer indemnification. In addition, a two-thirds supermajority is required to approve a plan of merger, authorize a sale or other disposition of all or substantially all of the Company's assets or dissolve the Company. However, your Board may by resolution lower this threshold to a majority. Except in these cases, a majority vote requirement applies.

        Prior shareholder proposals seeking to remove the 80 percent supermajority voting thresholds from the Company's governing documents have consistently received less than the required level of support, as did a prior management proposal that would have amended the Company's Amended Articles of Incorporation and Amended Code of Regulations to lower the Company's 80 percent supermajority voting threshold to a two-thirds threshold. The Company's supermajority voting thresholds, such as the two-thirds vote of shareholders required to adopt a plan of merger, are intended to preserve and maximize shareholder value and provide protection for all shareholders against self-interested actions by one or a small group of shareholders. Your Board does not intend these provisions to preclude unsolicited, fair offers to acquire the Company. The provisions are generally designed to encourage any such potential acquirer to negotiate directly with your Board. Your Board has the fiduciary responsibility and is in the best position to evaluate the adequacy and fairness of any proposed offers, to negotiate on behalf of all shareholders, and to protect the shareholders against abusive tactics during a takeover process.

        Your Board believes this protection continues to be important in light of the Energy Policy Act of 2005 (EPACT). The EPACT repealed the Public Utility Holding Company Act of 1935 (PUHCA) which historically had placed certain restrictions on mergers and acquisitions in the electric utility industry. With the repeal of PUHCA, your Board believes that the supermajority voting provisions all the more so will serve our shareholders by requiring any potential acquirer to negotiate with your Board directly to ensure the fair and equitable treatment of all of the Company's shareholders.

        At previous meetings, shareholders approved by a majority vote a proposal recommending that your Board take the steps reasonably needed to adopt simple majority shareholder voting to the greatest extent possible. This proposal also included a recommendation that the directors use special solicitations and one-on-one management contacts with major shareholders to obtain the required vote. Thereafter, your Board conducted an analysis of how best to respond. Even if your Board agreed with the proponent, given our shareholders' recent rejection of your Board's resolution to lower the supermajority voting threshold to a two-thirds threshold, your Board determined that shareholder approval of simple majority voting was unlikely. Your Board, in furtherance of its fiduciary obligations to all shareholders, could not require the Company to undertake an aggressive and costly solicitation of votes in favor of amendments it does not support, and the ultimate adoption of which would not be guaranteed. Your Board concluded that spending significant corporate funds and the time of senior management and directors to special solicitations and one-on-one management contacts with major shareholders would not be a prudent use of the Company's funds or management's time.

        Finally, the Company disagrees with many of the assertions in the proposal, including those regarding the Company's overall corporate governance structure. The Company's governance policies and practices comply with good governance practices and all requirements of the NYSE and SEC corporate governance standards. In fact, the Company outperformed over 85 percent of companies in both the Standard and Poor's index of 500 large-cap corporations and our industry group in an important corporate governance measurement developed by ISS Governance Services. Using the information found in The Corporate Library's 2007 Report on FirstEnergy, which is the same source used by the proponent, the Company received ratings of "Low Concern" in the areas of our Board, Takeover Defenses, and Accounting. With respect to the assessment of our Board, which is an area emphasized by the proponent, the 2007 Report of The Corporate Library states "[t]he FirstEnergy board exceeds our current tests for board effectiveness in the area of board composition". In the area of Takeover Defenses, it states that "[t]he board meets our current tests for board effectiveness and shareholder friendliness in the area of takeover defenses". Finally, in the area of Accounting, the 2007 Report of The Corporate Library states that the "company meets our current tests for financial compliance".

        Your Board continues to believe that the limited 80 percent supermajority voting requirement is appropriate and in the best interests of all shareholders and accordingly, and for the other reasons stated above, recommends a vote against the simple majority proposal.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "AGAINST" ITEM 5.

Item 6 — Shareholder Proposal: Adopt a Majority Vote Standard for the Election of Directors

Director Election Majority Vote Standard Proposal

        Resolved:    That the shareholders of FirstEnergy ("Company") hereby request that the Board of Directors initiate the appropriate process to amend the Company's articles of incorporation to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders, with a plurality vote standard retained for contested director elections, that is, when the number of director nominees exceeds the number of board seats.

        Supporting Statement:    In order to provide shareholders a meaningful role in director elections, our Company's director election vote standard should be changed to a majority vote standard. A majority vote standard would require that a nominee receive a majority of the votes casts in order to be elected. The standard is particularly well-suited for the vast majority of director elections in which only board nominated candidates are on the ballot. We believe that a majority vote standard in board elections would establish a challenging vote standard for board nominees and improve the performance of individual directors and entire boards. Our Company presently uses a plurality vote standard in all director elections. Under the plurality vote standard, a nominee for the board can be elected with as little as a single affirmative vote, even if a substantial majority of the votes cast are "withheld" from the nominee.

        In response to strong shareholder support for a majority vote standard in director elections, an increasing number of the nation's leading companies, including Intel, General Electric, Motorola, Hewlett-Packard, Morgan Stanley, Wal-Mart, Home Depot, Gannett, Marathon Oil, and recently Pfizer have adopted a majority vote standard in company bylaws or articles of incorporation. Additionally, these companies have adopted director resignation policies in their bylaws or corporate governance policies to address post-election issues related to the status of director nominees that fail to win election. Other companies have responded only partially to the call for change by simply adopting post-election director resignation policies that set procedures for addressing the status of director nominees that receive more "withhold" votes than "for" votes. At the time of this proposal submission, our Company and its board had not taken either action.

        We believe that a post-election director resignation policy without a majority vote standard in company articles is an inadequate reform. The critical first step in establishing a meaningful majority vote policy is the adoption of a majority vote standard. With a majority vote standard in place, the board can then consider action on developing post-election procedures to address the status of directors that fail to win election. A majority vote standard combined with a post-election director resignation policy would establish a meaningful right for shareholders to elect directors, and reserve for the board an important post-election role in determining the continued status of an unelected director. We feel that this combination of the majority vote standard with a post-election policy represents a true majority vote standard.

                      End of Shareholder Proposal

Your Company's Opposition Statement

  Your Board of Directors recommends that you vote "AGAINST" this proposal.

        This shareholder proposal requests that your Board take the measures necessary to amend the Company's Amended Articles of Incorporation to provide that director nominees be elected by the affirmative vote of the majority of the votes cast at an annual meeting of shareholders. Last year, our shareholders rejected a variation of this proposal from another shareholder. Your Board has carefully considered several factors with respect to majority voting, including last year's shareholder vote on the matter, the merits of the majority vote standard, the responsibilities of your Board's Corporate Governance Committee, and the best interest of the shareholders. After a thorough review of the proposal, your Board believes that the majority voting proposal does not serve the best interests of the Company's shareholders.

        Ohio law and our Code of Regulations expressly provide for a plurality vote in the election of directors. Plurality voting also is the standard used to elect directors at the majority of public companies in the U.S. There is ongoing public debate regarding use of a majority vote standard, and any merits of such a standard have not been established to your Board's satisfaction.

        There are significant practical difficulties involving the use of majority voting, and there is considerable uncertainty surrounding the standard. In June 2006, the Committee on Corporate Laws of the American Bar Association adopted amendments to the Model Business Corporation Act that retain plurality voting for the election of directors as the statutory default system. In announcing its decision to retain plurality voting, the Committee stated that "[a]dopting [the majority voting standard] would force an undesirable system on one or more constituencies interested in this issue with the attended risk of services and in some cases unintended business and [corporate] governance consequences to the corporation upon which the change would be imposed". The Company believes some of these consequences include the following:

  •
  If a candidate who is the CEO or other executive officer is not elected, it could constitute a breach of that executive's employment agreement and may trigger an obligation on the part of your Company to make severance payments to that executive;

  •
  The failure to elect a specified percentage of directors could result in a "change of control", thus accelerating debt or canceling a line of credit provided in a credit agreement, or triggering changes in licenses or other vital and irreplaceable corporate arrangements; and

  •
  The failure to elect Board candidates could adversely affect our ability to comply with the Listing Standards of the NYSE or SEC requirements for independent or non-employee directors or directors who have particular qualifications that are essential for a member of your Board.

        A majority voting system could cause a number of difficulties, including the practical problems relating to a "failed election", or one in which one or more directors standing for election are not seated on your Board. Among other negative consequences, such a circumstance could impact our compliance with NYSE Listing Standards or other requirements for maintaining a majority of independent directors and certain Board committees comprised of independent directors or directors who are financial experts. Majority voting requirements also raise legal and practical concerns about the applicability of the "holdover rule", which provides that directors are elected to serve until their successors are elected. Majority voting also may result in disruption of your Board's operations. In addition, significant turnover among directors may impede the Company's long-term strategic plan due to lack of director continuity.

        Your Board is committed to maintaining high standards of corporate governance. The Board believes that our practices involving the election of directors to your Board reflect this commitment. Your Company amended its Code of Regulations in 2004 to declassify your Board so that each director is elected annually. With the exception of Chief Executive Officer Anthony J. Alexander, all members of your Board are independent (including the non-executive Chairman of your Board) under the standards established by the NYSE and the SEC, and the Company's shareholders have consistently elected effective and independent Boards. Since our inception as a publicly-traded company, our director candidates have received the support of a significant number of the votes cast at annual meetings of our shareholders, in all cases receiving more "for" votes than "withheld" votes.

        The Company also has established and disclosed a process by which your Board's Corporate Governance Committee identifies and recommends to your Board individuals who are qualified to become Board members. The Corporate Governance Committee, comprised entirely of independent directors, searches for, recruits, screens, interviews, and recommends prospective directors to provide an appropriate balance of knowledge, experience, and capability on your Board. The Corporate Governance Committee considers candidates recommended by shareholders in the same manner as other candidates nominated by your Board, so long as shareholders nominating director candidates comply with the procedural requirements set forth in the Corporate Governance Committee Charter. In this way, the Corporate Governance Committee acts in the long-term interests of the Company and its shareholders.

        Under the proposed standard, certain shareholders (who may temporarily hold large positions but who do not share the Company's long-term view) could withhold enough votes to defeat a Board nominee. The Corporate Governance Committee would not have the opportunity to decide whether the nominee's experience is vital to your Board or to one of your Board committees, for example, if the nominee has special expertise in the electric utilities or nuclear power industry or could be deemed an "Audit Committee Financial Expert" as such term is defined by the SEC.

        Requiring a majority vote for the election of your directors could give certain activist shareholder groups, representing certain narrow special interests, significant leverage by allowing them to threaten to withhold enough votes to defeat a nominee. Such shareholder campaigns also could unnecessarily increase the Company's cost of soliciting shareholders by forcing the Company to employ a proactive telephone solicitation, a second mailing, or other strategies to obtain the required votes. Such a significant shift in leverage to special interest groups may be a deterrent to competent individuals accepting nominations as directors and may lead to increased spending for routine elections.

        Your Board believes that the Company and its shareholders are best served by the current system of plurality voting. The current process by which the Corporate Governance Committee identifies and recommends to your Board nominees for directors, along with your Board's strong governance record, serves and protects the interests of the Company's shareholders, particularly individual shareholders, over the long term. The shareholder proposal would not improve your Board's corporate governance or the performance of individual directors of your Board, and it could have unintended negative consequences. Accordingly, your Board believes that the proposal is not in the best interest of the Company or its shareholders.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "AGAINST" ITEM 6.

BIOGRAPHICAL INFORMATION ON NOMINEES FOR ELECTION AS DIRECTORS

Paul T. Addison — Age 61. Retired in 2002 as Managing Director in the Utilities Department of Salomon Smith Barney (Citigroup), an investment banking and financial services firm. Director of the Company since 2003.

Committees: Audit, Finance (Chair)

Anthony J. Alexander — Age 56. President and Chief Executive Officer since 2004 of the Company. President and Chief Operating Officer from 2001 to 2004 of the Company. He also is a Director of Ohio Edison Company, Pennsylvania Power Company, The Cleveland Electric Illuminating Company, The Toledo Edison Company, Metropolitan Edison Company, Pennsylvania Electric Company, and many other subsidiaries of the Company.

Director of the Company since 2002.

Michael J. Anderson — Age 56. President and Chief Executive Officer since 1999 of The Andersons, Inc., a diversified company with interests in the grain, ethanol, and plant nutrient sectors of U.S. agriculture, as well as in railcar leasing and repair, turf products production, and general merchandise retailing. He is a Director of The Andersons, Inc. and Chairman of the Board of Interstate Bakeries Corporation. Director of the Company since 2007.

Committees: Finance, Nuclear

Dr. Carol A. Cartwright — Age 66. Retired in 2006 as President (a position held since 1991) of Kent State University. She is a Director of the Davey Tree Expert Company, KeyCorp, and PolyOne Corporation. Director of the Company since 1997 and Director of Ohio Edison Company from 1992 to 1997.

Committees: Compensation, Corporate Governance (Chair)

William T. Cottle — Age 62. Retired in 2003 as Chairman of the Board, President and Chief Executive Officer (a position held since 2000) of STP Nuclear Operating Company, a nuclear operating company for the South Texas Project. Director of the Company since 2003.

Committees: Corporate Governance, Nuclear (Chair)

Robert B. Heisler, Jr. — Age 59. Special Assistant for Community and Business Strategies to the President of Kent State University since 2007. Retired in 2007 as Chairman of the Board (a position held since 2001) of KeyBank N.A., the flagship banking entity within KeyCorp. Chief Executive Officer of the McDonald Financial Group from 2004 to 2007 and Executive Vice President of KeyCorp from 1994 to 2007. Director of the Company from 1998 to 2004 and since 2006.

Committees: Compensation, Finance

Ernest J. Novak, Jr. — Age 63. Retired in 2003 as Managing Partner (a position held since 1998) of the Cleveland office of Ernst & Young LLP, a public accounting firm. He is a Director of BorgWarner, Inc. and A. Schulman Inc. Director of the Company since 2004.

Committees: Audit (Chair), Finance

Catherine A. Rein — Age 65. Retired in March 2008 as Senior Executive Vice President (a position held since 1989) and Chief Administrative Officer (a position held since 2005) of MetLife Inc., a provider of insurance and other financial services to individual and institutional customers. President and Chief Executive Officer from 1999 to 2004 of Metropolitan Property and Casualty Insurance Company. She is a Director of The Bank of New York, Inc. Director of the Company since 2001 and Director of GPU, Inc. (merged with the Company in 2001) from 1989 to 2001.

Committees: Audit, Compensation (Chair)

George M. Smart — Age 62. Non-executive Chairman of the FirstEnergy Board of Directors since 2004. Retired in 2004 as President (a position held since 2001) of Sonoco-Phoenix, Inc., a manufacturer of easy-opening lids. He is a Director of Ball Corporation. Director of the Company since 1997, and Director of Ohio Edison Company from 1988 to 1997.

Committees: Audit, Corporate Governance

Wes M. Taylor — Age 65. Retired in 2004 as President (a position held since 1991) of TXU Generation, an owner and operator of electric generation and coal mines in Texas. He is a Director of Arch Coal, Inc. Director of the Company since 2004.

Committees: Compensation, Nuclear

Jesse T. Williams, Sr. — Age 68. Retired in 1998 as Vice President of Human Resources Policy, Employment Practices and Systems of The Goodyear Tire & Rubber Company, a manufacturer of tires and rubber-related products. He is a Director of Jersey Central Power & Light Company, a subsidiary of the Company. Director of the Company since 1997 and Director of Ohio Edison Company from 1992 to 1997.

Committees: Corporate Governance, Nuclear

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

        The following table shows all persons of whom the Company is aware who may be deemed to be the beneficial owner of more than five percent of common shares of the Company as of December 31, 2007. This information is based on SEC Schedule 13G filings.

			Voting Power Number of Shares		Investment Power Number of Shares
		Percent of Common Shares Outstanding
Name and Address of Beneficial Owner	Shares Beneficially Owned
			Sole	Shared	Sole	Shared
Barclays Global Investors, NA (and affiliates) 45 Fremont Street, San Francisco, CA 94105	26,228,879	8.60%	22,959,228	0	26,228,879	0
State Street Bank and Trust Company, Trustee(1) State Street Financial Center, One Lincoln Street, Boston, MA 02111	19,355,110	6.35%	11,057,958	8,297,152	0	19,355,110
(1)
State Street disclaims beneficial ownership of these shares.

SECURITY OWNERSHIP OF MANAGEMENT

        The following table shows shares of stock beneficially owned as of March 4, 2008, by each director and nominee, the executive officers named in the Summary Compensation Table, and all directors and executive officers as a group. Also listed, as of March 4, 2008, are common stock equivalents credited to executive officers as a result of participation in incentive compensation plans. None of the shares below are pledged by the directors or named executive officers. At the time of joining the Board, each director is required to hold a minimum of 100 shares of Company stock.

Name	Class of Stock	Shares Beneficially Owned(1)	Common Stock Equivalents(2)	Percent of Class(3)
Paul T. Addison	Common	8,884
Anthony J. Alexander	Common	568,703	360,268
Michael J. Anderson	Common	2,876
Dr. Carol A. Cartwright	Common	23,411
Mark T. Clark	Common	82,710	49,122
William T. Cottle	Common	7,977
Richard R. Grigg	Common	62,246	95,227
Robert B. Heisler, Jr.	Common	25,245
Gary R. Leidich.	Common	60,510	129,477
Richard H. Marsh	Common	4,642	81,423
Ernest J. Novak, Jr.	Common	9,768
Catherine A. Rein	Common	26,050
George M. Smart	Common	19,046
Carole B. Snyder	Common	28,457	21,877
Wes M. Taylor	Common	13,228
Jesse T. Williams, Sr.	Common	16,719
All Directors and Executive Officers as a Group	Common	1,445,988	1,173,735
(1)
Shares beneficially owned include (a) any shares with respect to which the person has a direct or indirect pecuniary interest, and (b) shares that the person has the right to acquire beneficial ownership within 60 days of March 4, 2008, and are as follows: (Alexander — 347,140 shares; Clark — 5,075 shares; Grigg — 41,069 shares; Heisler — 5,096 shares; Leidich — 0 shares; Marsh — 0 shares; Snyder — 9,150 shares; and all directors and executive officers as a group — 554,155 shares). Each individual or member of the group has sole voting and investment power with respect to the shares beneficially owned.

(2)
Common stock equivalents represent the cumulative number of shares deferred under the Executive Deferred Compensation Plan, performance shares, and restricted stock units, both performance-adjusted and discretionary, credited to each executive officer. The value of these shares is measured, in part, by the market price of the Company's common stock. Final payments for performance shares and performance-adjusted restricted stock units may vary due to performance factors, as discussed in the Long-Term Incentive Program section of the CD&A and in the narrative following the Grants of Plan-Based Awards table later in this proxy statement.

(3)
The percentage of shares beneficially owned by each director or nominee, or by all directors and executive officers as a group, does not exceed one percent of the class owned.

COMPENSATION DISCUSSION AND ANALYSIS

Executive Compensation

Executive Summary

        We believe that the quality, skills, and dedication of our executive officers are critical elements in our ongoing ability to positively affect our operating results and enhance shareholder value. The chief objectives of our executive compensation program are to attract, retain, and reward the talented executives who we believe can provide the performance, leadership, and contributions to drive our success in the complex energy services industry. Additionally, we aim to align management's interests with the long-term interests of our shareholders.

        Our compensation philosophy targets total compensation at the market median for our peer group, with the opportunity for executives to achieve above-median compensation for strong corporate and individual performance, and the risk of earning below-median compensation if corporate performance does not meet targets. We review our compensation philosophy annually to ensure that it continues to align with Company goals and shareholder interests, and offers competitive levels of compensation.

        To achieve our goals, we offer a compensation package to all executives that:

  •
  Is competitive with our peer group comprised of energy services companies in terms of total compensation and is generally targeted at or near the median for our peer group,

  •
  Fosters and supports a "pay-for-performance" culture to reward individual, business unit and corporate results, and

  •
  Is comprised of a mix of:

  •
  Base salary,

  •
  Short-term and long-term incentive opportunities, and

  •
  Other executive benefits and perquisites.

        Within the incentive component of compensation, short-term incentive opportunities for each executive are linked to annual performance results based on a combination of corporate and business unit goals; while long-term incentive awards are based on both our absolute performance and our performance relative to peer group companies encouraging the accomplishment of goals that are intended to increase shareholder value.

        In line with our "pay-for-performance" orientation, a significant portion of an executive's actual compensation is based on corporate and business unit performance as defined by financial and operational measures. Executive rewards are linked directly to short-term and long-term results for key stakeholders, including shareholders and customers. Financial performance measures include earnings per share and funds from operations for shareholders. Operational performance measures include levels of customer satisfaction, average number of transmission outages, average total duration of distribution outage minutes, generation output, and industry-standard safety metrics, all of which are intended to align executive, shareholder, and customer interests by improving service, reliability, and safety. We believe that shareholder value is impacted not only by the financial measures but ultimately also by the operational measures. The proportion of pay at risk increases as an executive's responsibilities increase. Thus, executives with greater responsibilities for the achievement of corporate performance targets bear a greater risk if those goals are not achieved, and conversely they receive a greater reward if the goals are met or surpassed.

Named Executive Officers

        For 2007, our named executive officers (later referred to as NEOs) and their respective titles were as follows:

  •
  Anthony J. Alexander, President and Chief Executive Officer (CEO)

  •
  Richard H. Marsh, Senior Vice President and Chief Financial Officer (CFO)

  •
  Richard R. Grigg, Executive Vice President and Chief Operating Officer

  •
  Gary R. Leidich, Senior Vice President, Operations

  •
  Mark T. Clark, Senior Vice President, Strategic Planning and Operations

  •
  Carole B. Snyder, Senior Vice President, Retired

        Ms. Snyder retired as of April 5, 2007. She is included in this proxy statement as an NEO because she was one of our three most highly compensated officers in 2007, other than our principal executive officer and principal financial officer, primarily for payments due to her under her employment agreement originally entered into when we merged with GPU Inc. in 2001.

        In March 2008, Mr. Grigg was named Executive Vice President of FirstEnergy Corp. and President, FirstEnergy Utilities, and Mr. Leidich was named Executive Vice President of FirstEnergy Corp. and President, FirstEnergy Generation. These organizational changes were made to maximize the performance of our regulated utility and competitive generation businesses. In 2005, these businesses were legally separated, and the organizational changes further separate the businesses. The changes were made in preparation for more competitive generation markets and the need to address increasing customer demand for electricity. As Executive Vice President of FirstEnergy Corp. and President, FirstEnergy Utilities, Mr. Grigg has responsibility for energy delivery and customer services and for leading our seven regulated electric utility operating companies. As Executive Vice President of FirstEnergy Corp. and President, FirstEnergy Generation, Mr. Leidich has responsibility for non-nuclear generation operations, all commodity sales and purchases, retail competition, and development and expansion of our generating fleet. Separation of the executive operational position is designed to focus the efforts and leadership of the Company and is intended to help us grow our business and increase its value to our shareholders and customers. Also in March 2008, Mr. Clark was promoted to Executive Vice President, Strategic Planning and Operations. The promotion recognizes Mr. Clark's increased responsibilities for the Company's execution of our generation and expansion plans and the importance of strategic planning to our overall growth.

Compensation Setting Process

Compensation Committee

        The Compensation Committee (later referred to as the Committee) is responsible for overseeing compensation for our executive officers, including our NEOs.

        The Committee's role in setting compensation is to assist the Board in establishing appropriate incentive compensation and equity-based plans for our executive officers that will attract, retain, and motivate skilled and talented executives while also aligning our executives' interests with Company and business unit performance, business strategies, and growth in shareholder value. The Committee is further responsible for administering our plans in a manner consistent with these objectives. In this process, the Committee evaluates information provided by Hewitt Associates, the Committee's compensation consultant (later referred to as the consultant), and relies on the consultant's expertise in benchmarking and familiarity with competitive compensation practices in the energy services industry.

        The Committee also makes recommendations to the Board with respect to the base salary, incentive compensation, and equity-based plan award targets for our senior executives, including each NEO, subject to full Board approval. In its review of the compensation of our NEOs, the Committee evaluates the following factors:

  •
  Company performance against relevant financial and operational measures,

  •
  The NEO's individual performance,

  •
  The NEO's experience and future potential to play an increased leadership role in the Company,

  •
  The Company's desire to retain the NEO,

  •
  Applicable changes, if any, in the NEO's responsibilities during the year, and

  •
  Relevant changes, if any, in the competitive marketplace.

        With respect to our CEO's compensation, the Committee also annually:

  •
  Reviews, approves, and presents to the Board the Company goals and objectives relevant to CEO compensation,

  •
  Evaluates CEO performance in light of previously established goals and objectives and communicates the results of such evaluation to the Board, and

  •
  Makes recommendations to the other independent directors of the Board for their approval based upon their evaluation and the competitive information provided by the consultant as well as our desire to retain the CEO.

        In 2007, the Committee reviewed the factors listed above as well as the competitive data provided by the consultant. This review resulted in increases to base salary and short-term and long-term incentive targets, as discussed in further detail under the Elements of Compensation section below. The Committee also reviews current and previously awarded but unvested compensation through the use of tally sheets as discussed below.

Consultant

        The Committee employs an independent external compensation consultant at the Company's expense. Consistent with NYSE rules, the Committee has the sole authority to retain and dismiss the consultant and to approve the consultant's fees. The consultant provides objective and independent advice and analysis to the Committee with respect to executive compensation. Since September 2006, the Committee has retained Hewitt Associates in this role based upon its expertise, independence, and energy services industry experience. Separately from the Committee, management uses Hewitt Associates to provide actuarial and benefit plan consulting services to the Company. Services provided to the Committee and management are performed by separate divisions of Hewitt Associates. Management also has engaged Hewitt Associates from time to time to conduct additional compensation analysis for non-executive positions, and may do so in the future as needed. Management advises the Committee of the nature and extent of this work. The Committee's decision to engage Hewitt Associates to provide executive compensation consulting services to the Committee is independent of management's engagement of Hewitt Associates for these other services. The Committee determined that management's relationships with Hewitt Associates do not impair the ability of the consultant to render impartial, quality services and independent advice to the Committee. The work performed by Hewitt Associates for management does not impact or influence executive compensation decisions made by the Committee. The Committee meets with Hewitt Associates without management present in an executive session of each regularly scheduled Committee meeting.

        The Committee relies on the consultant to provide an annual review of executive compensation practices at companies in our peer group. This review includes companies with which we compete for executive talent and is further discussed below under the Benchmarking section. This review encompasses base salary, short-term incentives, and long-term incentives. In addition, the Committee may request advice concerning the design, communication, and implementation of incentive plans or other compensation programs. The services provided by the consultant to the Committee in 2007 included:

  •
  Reviewing the alignment of executive compensation practices with our compensation philosophy,

  •
  Delivering periodicals and resources to keep the Committee apprised of market trends and current events in executive compensation,

  •
  Reviewing the SEC proxy disclosure requirements,

  •
  Benchmarking and analysis of competitive compensation practices for executives and directors within our industry,

  •
  Providing advice related to the modification of our incentive programs for executive officers and other key employees, including a review of the Executive & Director Incentive Compensation Plan which resulted in the amended and restated FirstEnergy Corp. 2007 Incentive Plan (later referred to as the Plan) approved by shareholders in 2007,

  •
  Reviewing our change in control severance agreements to ensure alignment with the Company's compensation philosophy and competitive practice, and

  •
  Analyzing compensation rankings for our top five executives as compared to the Edison Electric Institute's (EEI) peer group of companies.

Benchmarking

        In early 2007, the consultant compared executive compensation among 25 large utilities in the United States. These are generally the energy services organizations with which we compete for executive talent. The consultant utilized the following as the energy services industry peer group:

Ameren	American Electric Power	CenterPoint Energy
CMS Energy	Consolidated Edison	Constellation Energy
DTE Energy	Dominion Resources	Duke Energy
Edison International	Entergy	Exelon
FPL Group	NiSource Inc.	PG&E
PPL	Pepco	Public Service Enterprise
Progress Energy	Sempra Energy	Southern Company
Tennessee Valley Authority	TXU	WPS Resource Corporation
Xcel Energy

        Targeted base salary and short-term and long-term incentive opportunities were determined based on a review of the compensation of executives holding similar roles in 2006 at these companies. Since our annual revenue is larger than the typical firm in the sample, results were size-adjusted using regression analysis to determine market values of compensation that relate closely to our revenue size. Regression analysis in this context is a statistical technique used to estimate market compensation levels based on the relationship between compensation and revenue size for the underlying market data.

        The consultant evaluated the energy services industry peer group data and provided competitive benchmarking information to the Committee. This information determined the mix of all components of our compensation package, individually and in the aggregate, relative to the median levels for that peer group. We generally target executive pay at a range of 80 to 120 percent of peer group median levels to allow us the flexibility to achieve a pay-for-performance philosophy, to provide the ability to recruit and retain talent, to remain competitive in the marketplace, and to recognize individual performance and experience. In 2007, the total compensation for all NEOs fell within this range. The consultant's data indicated base salary and short-term incentive targets in the aggregate were within median levels. However, our long-term incentive targets were below this range, and the Committee, therefore, approved increases to the long-term incentive targets for our NEOs and other senior executives effective January 1, 2007.

        Specific comparable benchmarks for the Senior Vice President, Strategic Planning and Operations position held by Mark T. Clark and the Senior Vice President position held by Carole B. Snyder were not available in our peer group. Compensation targets were determined for Mr. Clark and Ms. Snyder based on comparisons of other similarly situated executives within our organization.

        In 2008, the energy services industry peer group was revised to delete NiSource, Inc. and Tennessee Valley Authority, and the name of WPS Resource Corporation changed in 2007 to Integrys Energy Group. The 2008 peer group includes 23 companies.

Tally Sheets

        In January of each year, the Committee reviews a comprehensive summary of all components of total compensation, including base salary, health and welfare benefits, current year short-term and long-term incentive grants, earnings on deferred compensation, Company matching contributions to the FirstEnergy Savings Plan (later referred to as the Savings Plan), perquisites, and short-term and long-term incentive payout obligations (actual and projected, as appropriate) under several termination scenarios (i.e., voluntary resignation, retirement, involuntary separation, termination following a change in control, death, and termination for cause) for the NEOs. The primary purpose of the tally sheets is to summarize in one place the individual elements of each NEO's compensation and the estimated value of compensation that would be received by the NEO in the event of a termination to ensure that the total compensation provided and such potential payouts are appropriate. The tally sheets are used to quantify the present value of past compensation awards still outstanding. Based on its review of these tally sheets, the Committee determined that the total compensation provided (and, in the case of termination scenarios, the potential payout) remained consistent with their expectations and our compensation philosophy. In 2008, a tally sheet for Ms. Snyder was not reviewed by the Committee, as she retired on April 5, 2007.

Role of Executive Officers in Determining Compensation

        The CEO makes recommendations to the Committee with respect to the compensation of the NEOs and other executives identified as Section 16 Insiders under the Securities Exchange Act of 1934. The CEO possesses insight regarding individual performance levels, degree of experience, future promotion potential, and the Company's intentions in retaining particular senior executives. In all cases, the CEO's recommendations are presented to the Committee for review in light of the market data provided by the consultant. The Committee may, however, elect to modify or disregard the CEO's recommendations.

        Neither the CEO nor any other NEO makes recommendations for setting his or her own compensation except in so far as the CEO's recommendations for short-term and long-term performance metrics generally will impact his own compensation matrices and targets in the same way it will affect those of all other eligible employees. The CEO's compensation is determined in Committee meetings during executive session with Hewitt Associates and the Committee members present.

        The CEO, the other NEOs, and other senior executives of the Company play a role in the early stages of design and evaluation of compensation programs and policies. Because of their greater familiarity with the business and the Company culture, the executives are in the best position to suggest programs and policies which will engage employees and provide effective incentives to produce outstanding financial and operating results for the Company and its shareholders.

Elements of Compensation

        The elements of our compensation program are:

  •
  Base salary: fixed element of compensation payable throughout the year,

  •
  Short-term incentive program: entirely at-risk variable cash compensation which is performance-based and payable annually, and

  •
  Long-term incentive program:

  •
  Performance shares: entirely at-risk variable cash compensation which is performance-based and payable at the end of a three-year vesting period, and

  •
  Performance-adjusted restricted stock units: partially at-risk equity compensation, a portion of which is performance-based and settled in shares of Company stock at the end of a three-year vesting period.

        The mix of compensation components was determined based on the competitive market data provided by the consultant to strengthen our ability to attract and retain talent and is representative of the compensation mix generally used by the companies in our peer group. Compensation decisions made by the Committee are considered in the aggregate and adjustments to the amounts of base salary, short-term incentives and long-term incentives are made concurrently to maintain an accurate overall compensation picture. The mix of the elements is used to provide the NEOs with opportunities to earn compensation through a variety of vehicles, both fixed and at-risk.

        The combination of short-term and long-term incentives we utilize facilitates the retention of talented executives, recognizes the achievement of short-term goals, rewards long-term strategic results, and encourages equity ownership. We believe that our success with ongoing recruitment efforts, including recent executive hires from the external market, and our relatively low executive turnover indicate that our compensation programs are meeting the goal of providing competitive pay while targeting compensation at or near the industry median level.

        Although benchmarking data is a foundation for the Committee's compensation recommendations, additional variations occur among the NEOs based on their individual performance and experience.

        The chart below represents the percentage of each pay element in relation to target total compensation for the NEOs in 2007:

	Base Salary	Short-Term Incentive	Long-Term Incentive
Anthony J. Alexander	16.6%	16.6%	66.8%
Richard H. Marsh	27.5%	19.2%	53.3%
Richard R. Grigg	24.6%	18.4%	57.0%
Gary R. Leidich	21.1%	14.7%	64.2%
Mark T. Clark	27.5%	19.2%	53.3%
Carole B. Snyder	43.9%	21.9%	34.2%

        Short-term and long-term incentive program targets expressed as a whole percentage of base salary for our NEOs in 2007 were as follows:

		Long-Term Incentive Program Target
	Short-Term Incentive Program Target	Performance Shares	Performance-Adjusted Restricted Stock Units
Anthony J. Alexander	100%	212%	190%
Richard H. Marsh	70%	102%	92%
Richard R. Grigg	75%	122%	110%
Gary R. Leidich	70%	161%	145%
Mark T. Clark	70%	102%	92%
Carole B. Snyder	50%	41%	37%

        These percentages are determined during the annual review of executive compensation practices in our peer group conducted by the consultant. Each NEO's compensation is compared to the compensation provided to executives in similar positions at companies in our peer group. As mentioned previously, executives with greater responsibilities for the achievement of corporate performance targets, including the NEOs, bear a greater risk if those goals are not achieved, and conversely they receive a greater reward if the goals are met or surpassed.

        When allocating total compensation for the NEOs, long-term incentives are weighted heavily to ensure executive and shareholder interests are aligned by linking payouts to performance measures that impact shareholder value. Also, long-term incentive targets are used to encourage sustained performance levels. Additionally, because restricted stock units are settled in shares of our common stock, they increase in value as our stock price increases, further aligning our NEOs' interests with the interests of shareholders. Awards granted in 2007 vest over three years, have 12-month minimum service period requirements, are partially performance based, and are subject to forfeiture or proration. We believe this rewards long-term strategic success and encourages continued employment which increases the opportunity to achieve the transfer of knowledge from more senior executives to new executives. Mr. Alexander has the highest long-term incentive target weighting because we believe a significant portion of the CEO's compensation should be based on long-term performance and sustainability. Ms. Snyder retired in 2007 and forfeited her 2007 long-term incentive grants consistent with the terms of the Plan.

Base Salary

        The NEOs are paid a base salary to provide a threshold level of cash compensation. The NEOs' base salaries are reviewed annually by the Committee. The consultant provides the median competitive data for each NEO's position as described above. Adjustments to base salary are made, if appropriate, generally on or around March 1 of each year, after considering factors such as Company performance, individual performance, experience, future potential for promotion, our desire to retain the executive, changes in the executives' responsibilities, and changes in the competitive marketplace. These factors are not weighted or part of a formula but rather provide the latitude to make adjustments to base salary based on a combination of any or all of these factors. Variations of base salary from median levels for individual executives are influenced by the relative responsibilities of the position, qualifications, experience, and sustained performance level of the executive.

        Based on the factors described above, on March 1, 2007, the Committee approved base salaries for the NEOs as follows: Mr. Alexander — $1,285,000; Mr. Marsh — $505,000; Mr. Grigg — $800,000; Mr. Leidich — $550,000; and Mr. Clark $500,000 based in each case on:

  •
  the relationship of prior year compensation to the competitive data (if available) provided by the consultant in the annual compensation review process,

  •
  individual performance and experience, and

  •
  in the case of Mr. Leidich, recognition of his promotion from President and Chief Nuclear Officer to Senior Vice President, Operations, effective, March 1, 2007, and his new broadened responsibilities as a result of that promotion.

Ms. Snyder did not receive an increase in base salary in 2007.

        Effective March 2, 2008, the Committee approved base salaries of $1,340,000 for Mr. Alexander and $515,000 for Mr. Marsh based on the utilization of the range of the competitive rates and taking into account their performance and experience. Mr. Grigg's position was changed from Executive Vice President and Chief Operating Officer to Executive Vice President of FirstEnergy Corp. and President, FirstEnergy Utilities, in March 2008. Accordingly, Mr. Grigg's salary was decreased to $750,000 to align more closely his compensation to the competitive market in light of his new duties. Mr. Leidich was promoted to Executive Vice President of FirstEnergy Corp. and President, FirstEnergy Generation, in March 2008. In recognition of his promotion from Senior Vice President, Operations and his new broadened responsibilities, his salary was increased to $650,000 based on the competitive data provided by the consultant and his individual performance, experience, and the expectations of Mr. Leidich in his new role. Also in March 2008, Mr. Clark was promoted from Senior Vice President, Strategic Planning and Operations to Executive Vice President, Strategic Planning and Operations. In recognition of this promotion, Mr. Clark's salary was increased to $530,000 based on his individual performance and experience, the expectations of Mr. Clark in his new role including increased responsibilities in our execution of generation and expansion plans, and the importance of strategic planning to our overall growth. Larger increases typically are provided to those executives promoted into a new position or in recognition of superior performance.

Short-Term Incentive Program

        The short-term incentive program (later referred to as the STIP) provides annual cash awards to executives whose contributions support the achievement of Company financial and operational goals. The program supports our compensation philosophy by linking executive awards directly to annual performance results in relation to Company and business unit objectives that we have determined and the Committee has approved as key to our success.

        The STIP targets executive payouts at or near the median target payout of the energy services industry peer group with the potential to achieve total cash compensation above the median target payout of the peer group if Company performance is superior. However, the STIP payout is entirely at risk if Company performance is below expectations. As an executive's responsibility increases, a greater percentage of the annual incentive is linked to Company financial performance, rather than operational business unit performance.

        We establish threshold, target, and maximum levels for incentive compensation performance measures based on earnings growth aspirations and achieving continuous improvement in operational performance. Awards for the STIP based on financial performance range from 50 percent of target for performance at threshold to 200 percent of target for performance at the maximum level. The financial performance range is weighted more heavily than the operational performance range, if goals are surpassed, to focus attention on the Company's financial results. Awards for the STIP based on operational performance range from 50 percent of target for performance at the threshold level to 150 percent of target for performance at the maximum level. Executives are assigned and evaluated on performance measures applicable to the Company and the responsibilities within their organization. Awards are not made if threshold performance is not achieved. Maximum performance levels are designed to encourage superior performance. Awards are adjusted mathematically downward for performance between threshold and target and adjusted upward for performance between target and maximum.

        The Committee annually reviews these target award opportunities, which are expressed as a percentage of base salary. During the first quarter, adjustments to target award levels for the current year are made when appropriate and warranted by competitive market practices. In 2007, the Committee made the following adjustments to the NEOs' target incentive opportunity for the 2007 STIP: Mr. Marsh —
65 percent to 70 percent; Mr. Leidich — 60 percent to 70 percent; and Mr. Clark — 65 percent to 70 percent. The change for Mr. Marsh was made based on competitive data; the change for Mr. Clark was made based on comparisons to other similarly situated executives within our organization; and the change for Mr. Leidich reflected his new broadened responsibilities as Senior Vice President, Operations.

        In 2008, the Committee made adjustments to the NEOs' target percentages for the 2008 STIP. Mr. Leidich's STIP target percentage was changed from 70 percent to 80 percent reflecting his new broadened responsibilities as Executive Vice President of FirstEnergy Corp. and President, FirstEnergy Generation. Mr. Grigg's STIP target percentage was decreased from 75 percent to 70 percent reflecting his new more focused responsibilities and to align his compensation more consistently with the competitive market. Mr. Alexander, Mr. Marsh, and Mr. Clark did not receive changes to their STIP target percentages for 2008.

2007 Performance Measures

        The weightings of financial and operational targets for executives are determined at the beginning of each year. In 2007, the weightings and performance measures for the NEOs were:

	Alexander	Marsh	Grigg	Leidich	Clark	Snyder
Financial	80%	70%	60%	60%	70%	60%
Earnings Per Share	40%	35%	30%	30%	35%	30%
Funds from Operations for Shareholders (FFOS)	40%	35%	30%	30%	35%	30%
Operational	20%	30%	40%	40%	30%	40%
Operational Linkage: Performance index of seven key operating metrics: CustomerFirst Index, Distribution SAIDI, Transmission Outage Frequency, Fossil Generation, GWh Output, Nuclear INPO Index, Corporate Support Financial, Workforce Hiring Plan	10%	20%	20%	20%	20%	20%
Corporate Support Financial (cost/MWh)						10%
Equivalent Forced Outage Rate			5%	5%
CustomerFirst Index			5%	5%
Safety, Corporate	5%	10%			10%	10%
Safety, Energy Delivery & Fossil			10%	10%
Nuclear Safety Culture	5%

        Mr. Leidich and Ms. Snyder received adjustments to their financial and operational weightings in 2007 to focus attention on the Company's financial results. Ms. Snyder's 2006 weightings were 50 percent financial and 50 percent operational and were changed to 60 percent financial and 40 percent operational in 2007, and Mr. Leidich's 2006 weightings were 40 percent financial and 60 percent operational and were changed to 60 percent financial and 40 percent operational in 2007, consistent with his expanded role.

        Mr. Alexander, Mr. Marsh, and Mr. Clark are weighted more heavily in financial performance measures based on the scope of their responsibility within the organization. Mr. Grigg and Mr. Leidich are weighted more heavily in operational performance measures compared to the other NEOs due to the operational nature of their roles in the organization.

        In 2007, the target and actual performance measures for the NEOs were:

	Target	Actual	Result
Financial
Earnings Per Share-Earnings divided by number of common shares outstanding.	$4.10	$4.27	Above Target
Funds from Operations for Shareholders (FFOS)-A cash based metric that measures funds retained by Company businesses.	$701M	$760M	Above Target
Operational
Operational Linkage: Performance index of seven key operating metrics based on points awarded.	6	7.4	Above Target
CustomerFirst Index-Measures the level of customer satisfaction based on points awarded for seven key metrics.	6	6.4	Above Target
Distribution SAIDI-Represents the average total duration of outage in minutes in a year.	126	130.6	Below Target
Transmission Outage Frequency-Measures the average number of transmission circuit outages.	0.39	0.4	Below Target
Fossil Generation MWh Output-Represents fossil operations' gross output, less station use.	50.0	50.6	Above Target
INPO Performance Indicator Index- A composite measure of 10 indicators used by nuclear power plants.	88	85.1	Below Target
Corporate Support Financial (cost/MWh)- Meet Company MWh financial goals.	$3.82	$3.39	Above Target
Workforce Hiring Plan-Measures the percent of actual hires, net of attrition, for vital positions vs. plan hires.	98%	156%	Above Target
Equivalent Forced Outage Rate-Achieve Fossil Equivalent Forced Outage Rate goals across the fleet.	3.47%	5.23%	Below Target
Safety, Corporate-Measures the number of OSHA incidents per 100 employees.	1.2	0.86	Above Target
Safety, Energy Delivery & Fossil-Measures the number of OSHA incidents per 100 employees.	1.63	1.37	Above Target
Nuclear Safety Culture-An annual evaluation of 8 principles that support a safety culture, on an index scale of 100.	85	88.3	Above Target

        In 2007, the Company achieved outstanding financial and operational performance relative to its performance measures which had a positive impact on the STIP payout. Mr. Alexander's award was $2,394,116. The remaining NEOs' awards were as follows: Mr. Marsh — $630,998; Mr. Grigg — $984,626; Mr. Leidich — $631,801; Mr. Clark — $624,750; and Ms. Snyder — $81,328. Ms. Snyder's STIP payout was prorated based on the three months she provided service to us in 2007.

Financial Measures

        Financial performance measures include earnings per share and FFOS, which were chosen because they impact shareholder value and are designed to align executive compensation to shareholder interests. We use earnings per share as a measure because increases in earnings per share indicate growth of the business and a corresponding increase in the value of our shareholders' investment. Additionally, earnings per share is commonly used by financial analysts and investors as a measure of general financial and operational health. In 2007, the earnings per share target was $4.10, which represented a 6.8 percent increase over 2006 actual year-end earnings per share of $3.84. Similarly, we believe FFOS is an appropriate measure of funds retained by our businesses that are available for reinvestment to generate future growth in shareholder value. FFOS represents cash available for shareholders from our normal operations calculated by reducing net income (adjusted for major non-cash charges and credits) by capital expenditures.

Operational Measures

        The Operational Linkage is based on the seven operating metrics referred to in the table above. Each component is weighted equally. Operational performance measures such as levels of customer satisfaction, average number of transmission outages, average total duration of distribution outage minutes, generation output, and an emphasis on safety are intended to align executive and customer interests by improving service, reliability, and safety.

        The CustomerFirst Index is an internal index comprised of seven key metrics to measure overall customer satisfaction. These metrics were chosen because they measure customer service levels on several different dimensions that the Company believes drive customer satisfaction in the energy services industry. The CustomerFirst Index was first used as our measure of customer satisfaction for purposes of the STIP in 2007.

        In an effort to continue to meet reliability standards, we have focused on two energy delivery reliability measures: Distribution SAIDI (System Average Interruption Duration Index) and Transmission Outage Frequency. SAIDI represents the average total duration of outage minutes per customer annually, adjusted for major storms. SAIDI goals incorporate state reliability standards and regulatory interim requirements. The 2007 target was derived by applying regional and state requirements weighted by customer count in the applicable region or state. Transmission Outage Frequency is a measure of the average number of transmission circuit outages per circuit in the 230-500 kV range. The 2007 targets for transmission outage frequency per circuit are based on the National SGS Transmission Reliability benchmarking study. SGS Statistical Services sets the standard for transmission reliability benchmarking in the U.S. The national top quartile has been established as the target performance level.

        The two generation reliability goals are Fossil MWh Generation and INPO (Institute of Nuclear Power Operations) Performance Indicator Index. Fossil MWh Generation represents fossil operations' gross output less station use. The goal was established to capture maximum utilization of our fossil generation assets which enables us to take advantage of profitable market opportunities and reduces the need to purchase power on the open market. The INPO Performance Indicator Index is a composite measure of 10 indicators used by nuclear power plants created by INPO with input from the industry. The maximum score is 100. The targets are based on business plan performance targets for the four nuclear units and averaged to obtain the fleet INPO index.

        The Corporate Support Financial goal is designed to encourage shared service support organizations to remain within their budgets. For the purposes of this metric, the amount spent by the shared service organizations collectively is compared to the amount of electricity produced by our generation fleet, thereby encouraging shared service organizations to remain within budget, but not ignoring opportunities to enhance our production.

        Workforce Hiring Plan measures the percent of actual vital hires, net of attrition, versus planned vital hires which provides a pipeline of incumbents in positions vital to our operations. This measure focuses management on recruiting and retaining those employees in positions necessary for sustained viability. Vital positions have been identified internally by each of our business units and meet all of the following criteria:

  •
  critical to operations,

  •
  relatively long learning curve,

  •
  risk of attrition,

  •
  difficult to locate skills in external labor markets, and

  •
  quantity of current and/or anticipated positions.

        The fossil fleet Equivalent Forced Outage Rate (EFOR) measures the amount of generation that was not available versus the amount of time a generation unit was requested to be online. The EFOR targets have been determined based on steady improvement for the past several years.

        Safety is measured by either the Occupational Safety and Health Administration (OSHA) incident rate or the Nuclear Safety Culture performance and is a performance measure for all employees in the Company. Safety is a core value and is tied to the short and long-term incentive programs because of its importance to us and potential to impact our employees and other stakeholders. The OSHA metric tracks the number of OSHA reportable incidents in 2007 per 100 employees. OSHA performance at target levels is within top decile performance based on the EEI 2005 Safety Survey of all EEI companies. Nuclear Safety Culture is a systematic approach to measure safety culture through annual evaluations of principles that support safety culture at each of our nuclear sites. The Nuclear Safety Culture was created by us in 2003 to measure the safety culture in the nuclear fleet. The 2007 measures are based on eight INPO principles and align with industry standards.

Long-Term Incentive Program

        The long-term incentive program (later referred to as the LTIP) is an equity-based program designed to reward executives for achievement of Company goals that are intended to increase shareholder value. In 2007, we provided long-term incentive opportunities through a combination of restricted stock units and performance shares. We have not issued stock options under the LTIP since 2004.

        During the first quarter of each year, the Committee reviews and adjusts executives' long-term incentive target opportunities as appropriate and warranted by competitive market practice considerations. Targets are expressed as a percentage of base salary and are determined by competitive data, which accounts for the differences among the NEOs and from prior years. As such, in 2007 the consultant determined, and the Committee agreed, that our long-term opportunities were generally below the median competitive levels. In 2007, the Committee approved adjustments to the 2007 LTIP target levels for each NEO as follows: Mr. Alexander — 320 percent to 402 percent; Mr. Marsh — 115 percent to 194 percent; Mr. Grigg — 160 percent to 232 percent; Mr. Leidich — 105 percent to 305 percent; and Mr. Clark — 115 percent to 194 percent. Ms. Snyder did not receive an increase because she retired in 2007.

        In 2008, the Committee approved additional adjustments to the 2008 LTIP target levels for each NEO as follows: Mr. Alexander — 402 percent to 440 percent; Mr. Marsh — 194 percent to 208 percent; Mr. Grigg — 232 percent to 208 percent; Mr. Leidich — 305 percent to 283 percent; and Mr. Clark — 194 percent to 208 percent. In the case of Mr. Alexander the target level is designed to ensure continued focus on our long-term success. In the cases of Mr. Marsh and Mr. Grigg, the target level adjustments more closely align their compensation with the median competitive market data. In the case of Mr. Leidich, the reduction in his target is aligned more closely with competitive market data and is designed to incent him to position the generation business for long-term success. In the case of Mr. Clark, his target level increase is based on comparisons of other similarly situated executives within our organization.

Performance-Adjusted Restricted Stock Units

        Performance-adjusted restricted stock units are granted annually to all eligible executives, including our NEOs. Performance-adjusted restricted stock units are designed to focus participants on three key financial and operational measures that drive our success, to foster management ownership, and to aid retention. The performance measures are earnings per share, safety, and the operational linkage index. These measures are also used for the STIP. However, for performance-adjusted restricted stock units, these measures are tracked over a three-year period thereby focusing on sustainability with regard to these measures. These measures are considered by the Committee to be fundamental to our long-term success and financial health, and for that reason, are tied to both the short-term and long-term incentive programs. These key metrics are independent and equally weighted.

        Dividend equivalent units accrue on restricted stock units granted based on the dividend rate paid to shareholders and the average high and low prices of our common stock on the date the dividend is paid to shareholders and converts to additional units at the end of each quarter during the restriction period. In accordance with the restricted stock unit agreements, dividend equivalent units are subject to the same restrictions as the underlying restricted stock units granted.

        The actual number of shares issued at payout ranges from 75 percent to 125 percent of the units granted based on our performance against the above-referenced performance measures over the performance cycle. The 75 percent payout level is intended to serve as a retention tool and to provide another means of achieving compensation at or near median competitive levels. Based on analysis of the peer group competitive data provided by the consultant, each eligible executive received an initial grant of performance-adjusted restricted stock units for the 2007-2009 performance period, based on the LTIP target opportunities expressed as a percentage of base salary as of March 1, 2007, and calculated using the average high and low stock prices of our common stock on March 1, 2007 ($62.25). These performance-adjusted restricted stock units are granted to each executive with the right to receive at the end of the three-year performance period shares of our common stock. The three-year vesting period encourages executives to stay with us because awards are at risk of proration or even forfeiture if an executive leaves prior to the end of the performance period, as shown in the 2007 Post Termination Compensation and Benefits table under Potential Post-Employment Payments. In 2007, performance-adjusted restricted stock unit grants for the 2007-2009 performance period were as follows: Mr. Alexander — 39,324 units, Mr. Marsh — 7,447 units, Mr. Grigg — 14,157 units, Mr. Leidich — 12,781 units, Mr. Clark — 7,374 units, and Ms. Snyder — 2,364 units. The units will be performance adjusted and will vest on March 1, 2010. Ms. Snyder forfeited the 2007 grant since she retired in 2007.

        The targets and results for the 2005-2007 performance-adjusted restricted stock unit cycle were:

	2005		2006		2007		Average		Overall
	Target	Result	Target	Result	Target	Result	Target	Result	Result
Earnings Per Share	$2.90	$2.96	$3.55	$3.84	$4.10	$4.27	$3.52	$3.69	Above Target
Safety	1.40	1.23	1.30	0.97	1.20	0.86	1.30	1.02	Above Target
Operational Linkage	4.00	0.65	5.00	7.10	6.00	7.40	5.00	5.05	Above Target

        In March 2008, the performance-adjusted restricted stock units granted in 2005 were paid in shares of our common stock as follows: Mr. Alexander — 66,018 shares, Mr. Marsh — 7,064 shares, Mr. Grigg — 23,267 shares, Mr. Leidich — 7,495 shares, Mr. Clark — 6,814 shares, and Ms. Snyder — 3,370 shares. Ms. Snyder received a prorated award based on the 25 months she was employed during the performance period. The initial grants made in 2005 plus all dividend equivalent units accrued were adjusted upward by 25 percent based on the above-target performance over the previous three years on the key metrics shown above.

        Based on the LTIP target opportunities expressed as a percentage of base salary as of March 2, 2008, and calculated using the average high and low stock prices of our common stock on March 3, 2008 ($66.81), performance-adjusted restricted stock unit grants for the 2008-2010 performance period were issued as follows: Mr. Alexander — 42,946 units, Mr. Marsh — 7,782 units, Mr. Grigg — 11,333 units, Mr. Leidich — 13,392 units, and Mr. Clark — 8,008 units. These units will be performance adjusted and will vest on March 3, 2011. Ms. Snyder did not receive the 2008-2010 grant since she retired in 2007.

Performance Shares

        Our performance share program provides the NEOs and our other executives with the opportunity to receive awards based on our total shareholder return (later referred to as TSR) over a three-year period relative to the TSRs of the companies on the EEI's Index of Investor-Owned Electric Utility Companies. TSR is the total return of a stock to an investor (capital gains plus dividends) and assumes that an investment is made at the beginning of the three-year period and all dividends are reinvested throughout the entire three-year period. The Committee believes it is important to emphasize not only our performance in isolation, but our performance relative to our industry peers. TSR is used to encourage the NEOs to develop and implement business strategies that will allow our TSR to outperform those of our peers over time and to reward executives when TSR goals are achieved. The three-year performance period encourages executives to stay with us because awards are at risk of proration or even forfeiture if an executive leaves prior to the end of the performance period, as shown in the 2007 Post-Termination Compensation and Benefits table later in this proxy statement.

        Performance shares are granted annually and performance is tracked over the three-year performance period. Dividend equivalent units accrue on performance shares based on the dividend rate paid to shareholders and the average high and low prices of our common stock on the date the dividend is paid to shareholders and converts to additional units at the end of each quarter during the performance period. In accordance with the performance share agreements, dividend equivalent units are subject to the same restrictions as the original shares granted.

        Based on analysis of the peer group competitive data provided by the consultant, each eligible executive received an initial grant of performance shares, based on the LTIP target opportunities expressed as a percentage of base salary as of March 1, 2007, disclosed in the table above, and calculated using the average of the high and low prices per share of our common stock during December of the prior year ($60.81 for December 2006). Performance share grants in 2007 for the 2007-2009 performance period were issued as follows: Mr. Alexander — 44,702 shares, Mr. Marsh — 8,465 shares, Mr. Grigg — 16,092 shares, Mr. Leidich — 14,528 shares, Mr. Clark — 8,382 shares, and Ms. Snyder — 2,514 shares. These shares will vest on December 31, 2009. Ms. Snyder forfeited the 2007 grant since she retired in 2007.

        Performance shares typically pay out in cash at the end of the performance cycle. The performance share payout amount is based on our ranking among the EEI Index companies. Our ranking is determined by comparing the average of the high and low prices per share of our common stock during the month of January of the first year of the performance cycle ($39.07 for January 2005) and the average of the high and low prices per share of our common stock during the month of December of the third and final year of the performance cycle ($72.91 for December 2007) accounting for the reinvestment of all dividends in the three-year period to an equivalent calculation for the other companies in the EEI Index. If our performance ranks us below the 40th percentile of these companies, no award is paid. If our performance ranks us at or above the 86th percentile — an indication that we outperformed a vast majority of our peers over the three-year period — awards are paid at the maximum of 150 percent of the sum of the initial grant and all dividends accrued during the performance period. Awards are interpolated for performance between these two percentiles on a straight line basis.

        For the three-year performance period that ended December 2007, for the performance shares granted in 2005, we ranked seventh out of 60 companies (88th percentile) in the EEI Index resulting in performance share payouts at the maximum level. In March 2008, the payouts for our NEOs for performance shares for the 2005-2007 performance period were as follows: Mr. Alexander — $4,354,391; Mr. Marsh — $652,199; Mr. Grigg — $1,289,053; Mr. Leidich — $629,181; Mr. Clark — $629,181; and Ms. Snyder — $336,075. Ms. Snyder's award was prorated based on the 27 months she was employed during the performance period.

        Based on the 2008 LTIP target opportunities expressed as a percentage of base salary as of March 2, 2008, and calculated using the average of the high and low prices per share of our common stock during December 2007 ($72.91), performance share grants for the 2008-2010 performance period were issued in 2008 as follows: Mr. Alexander — 41,598 shares, Mr. Marsh — 7,537 shares, Mr. Grigg — 10,976 shares, Mr. Leidich — 12,971 shares, and Mr. Clark — 7,757 shares. These shares will vest on December 31, 2010. Ms. Snyder did not receive the 2008-2010 grant since she retired in 2007.

Timing of LTIP Grants

        The Committee has determined that an equity grant date on or around March 1 is appropriate for restricted stock units. Performance shares also are granted on or around March 1 and are effective

January 1 of that same year. Granting performance shares and restricted stock units on or around March 1 enables the Committee and the Company to gather and consider competitive market data and prior year Company performance in establishing target levels. We average high and low stock prices over a full month in computing grants and awards of performance shares in an attempt to minimize stock price volatility that might otherwise distort grant or payout amounts if we looked only at a single computation date, such as, for example, the grant effective date or the last or first trading day of a relevant year or month. We use the average of the high and low stock prices as of the date of grant for awarding the performance-adjusted restricted stock units. Any equity grants awarded in proximity to an earnings announcement or other market event are coincidental.

Other Equity Awards

        Traditionally, we have granted discretionary restricted stock units in limited circumstances to high performing and/or high potential employees or to retain critical talent. Beginning in 2007, we discontinued issuing discretionary restricted stock unit awards to senior executives.

        The Plan also allows for other grants of restricted stock solely for purposes of recruitment, retention, and special recognition. No grants of restricted stock were made to the NEOs in 2007.

Retirement Benefits

        We offer retirement benefits to all of our NEOs through our Qualified and Nonqualified (Supplemental) Plans under the FirstEnergy Corp. Pension Plan and the Executive Deferred Compensation Plan (later referred to as EDCP), respectively. The Qualified Plan benefit is based on earnings, length of service and age at retirement and is considered a defined benefit plan under the Internal Revenue Code of 1986, as amended. The Qualified Plan is subject to applicable federal and plan limits. The Nonqualified Plan mirrors the Qualified Plan, but is designed to provide a comparable benefit to the executive without the restriction of federal and plan limits and as a method to provide a competitive retirement benefit. Additionally, Mr. Alexander, Mr. Marsh, and Mr. Clark also participate in the FirstEnergy Supplemental Executive Retirement Plan (later referred to as the SERP). Historically, participation in the SERP was provided to certain key executives as part of the integrated compensation program intended to attract, motivate, and retain top executives who are in positions to make significant contributions to our operation and profitability for the benefit of our customers and shareholders. Participation in the SERP requires approval of the Committee, and no executives have been added to the program since 2001. Mr. Leidich and Mr. Grigg do not participate in the SERP. In lieu of the SERP, Mr. Leidich is entitled to an additional lump sum benefit upon termination of employment for any reason. The benefit is payable based on the terms defined by the Severance and Employment Agreement dated July 1, 1996, between Mr. Leidich and Centerior Energy Corporation. Centerior Energy Corporation merged with Ohio Edison in 1997 to create the Company. Mr. Grigg was hired in 2004 and pursuant to the terms of his original employment agreement is not eligible to participate in the SERP. Retirement benefits are further discussed in the narrative section following the Pension Benefits table below.

Earnings on Deferred Compensation

        The EDCP offers executives, including the NEOs, the opportunity to accumulate assets, both cash and stock on a tax-favored basis. The EDCP is part of our integrated executive compensation program to attract, retain, and motivate key executives who are in positions to make significant contributions to our operation and our profitability.

        Above-market interest earnings on the deferred compensation cash accounts of executives are provided as an incentive for executives to defer base salary and short-term incentive awards. The annualized rate of return over the last five years, for the EDCP cash account was 9.32 percent compared with the S&P 500 annualized rate of return over the last five years of 12.83 percent. In 2007, the interest rate was 9.05 percent. In 2008, the interest rate will be 9.03 percent. The above-market earnings are provided as an attractive benefit that is cost-effective and highly-valued and intended to aid in the attraction and retention of executives. We contribute a 20 percent incentive match in Company common stock on deferrals from short-term and long-term incentive awards. This incentive encourages stock ownership and further ties management investment performance to our success and aligns the executives' interests with those of shareholders.

Personal Benefits and Perquisites

        Our NEOs are eligible to receive perquisites, including Company paid financial planning and tax preparation services, golf and/or country club dues, special event tickets, personal use of the corporate aircraft, Company paid executive supplemental life insurance, holiday gifts, and Company paid leisure activities at the annual Board retreat as described in footnote 6 of the Summary Compensation Table. We believe by providing expert financial planning, including tax preparation services to our NEOs and other executives, we reduce the time that executives spend on these activities while also assisting them in achieving the full benefit of the financial rewards we provide. Each of our NEOs is reimbursed for his or her membership(s) in golf and/or country clubs and has access to special event tickets for purposes of appropriate entertainment of customers and to facilitate community interaction. Pursuant to the direction of the Board, Mr. Alexander is required to use the Company's corporate aircraft for all personal and business travel for security purposes. Other executives, including the other NEOs, may from time to time, with CEO approval, use our corporate aircraft for personal travel. We have a written policy that sets forth guidelines regarding the personal use of the corporate aircraft by executive officers and other employees.

        In 2007, the Board approved the termination of our Executive Supplemental Life Insurance Plan (later referred to as the ESLP). The ESLP provided management employees with additional life insurance coverage equal to one times base salary (as of December 2002) through an individual life insurance policy that was jointly-owned with the Company. A series of regulatory changes created disadvantages for split-dollar life insurance arrangements, eroding our ability to provide this benefit effectively. Effective with the termination of the ESLP, the employee became the sole owner of the life insurance policy.

        The Committee believes these perquisites are reasonable, competitive, and consistent with our overall compensation philosophy.

Stock Ownership/Retention Guidelines

        We believe it is critical that the interests of executives and shareholders be clearly aligned. As such, share ownership requirements, defined as a multiple of salary, are in place for our NEOs as follows:

•	Anthony J. Alexander, President and Chief Executive Officer:	5 times salary
•	Richard H. Marsh, Senior Vice President and Chief Financial Officer:	3 times salary
•	Richard R. Grigg, Executive Vice President and President, FirstEnergy Utilities:	4 times salary
•	Gary R. Leidich, Executive Vice President and President, FirstEnergy Generation:	3 times salary
•	Mark T. Clark, Executive Vice President, Strategic Planning and Operations:	3 times salary
•	Carole B. Snyder, Senior Vice President, Retired:	3 times salary

        Executives at the highest levels are required to own a greater number of shares of stock than executives at lower levels. The salary multiple for each NEO was determined by the Committee consistent with competitive practice based on information provided by the consultant. For 2007, the following were included to determine ownership status:

  •
  Shares directly or jointly owned in certificate form or in a stock investment plan,

  •
  Shares owned through the Savings Plan,

  •
  Brokerage shares,

  •
  Shares held in the executive deferred compensation plan, and

  •
  Shares granted through the LTIP (restricted stock units and performance shares).

        Beginning in 2010, performance shares granted through the LTIP will no longer be included to determine ownership status. The change in ownership requirements has been communicated to the executives and will be implemented in 2010 to allow executives additional time to acquire shares of our common stock. Since performance shares are ultimately paid out in cash, the Committee decided in 2005 to remove performance shares from consideration when determining share ownership.

        These share ownership guidelines are reviewed by the Committee for competitiveness on an annual basis and were last reviewed at the Committee's February 2008 meeting. The Security Ownership of Management table earlier in this proxy statement shows the shares held by each NEO as of March 4, 2008. Each NEO attained the share ownership requirements without including performance shares. Since her retirement, Ms. Snyder is no longer subject to the share ownership guidelines.

        Once the share ownership requirements are attained, executives subject to the guidelines may exercise any or all vested stock options. Stock options have not been granted since 2004. According to the share ownership guidelines, only 50 percent of shares granted after January 1, 2005, through the LTIP may be sold. Additionally, our Insider Trading Policy prohibits executive officers from hedging their economic exposure to the Company stock that they own.

        Although the Committee has established share ownership guidelines for executives, such equity ownership is not considered when establishing compensation levels. However, the Committee does review previously granted awards, both vested and unvested, that are still outstanding on a regular basis through the use of the tally sheets described earlier.

Involuntary Separation

        In the event of an involuntary separation, Mr. Alexander's severance benefit is determined by the Committee. The other NEOs are covered in the event of an involuntary separation under the FirstEnergy Executive Severance Benefits Plan (later referred to as the Severance Plan) when business conditions require the closing of a facility, corporate restructuring, a reduction in workforce, or job elimination. Benefits under the Severance Plan are also offered if an executive rejects a job assignment that would result in a reduction in current base salary, contain a requirement that the executive must relocate his/her current residence for reasons related to the new job, or result in a daily commute from the executive's current residence to a new reporting location of more than one hour each way and that is more than 30 minutes longer than the executive's present commute. The Severance Plan provides three weeks' base pay for each full year of service with a minimum of 52 weeks. Additionally, executives who elect continuation of health care for the severance period will be provided this benefit at active employee rates.

Change In Control

        Change in Control Special Severance Agreements, or Special Severance Agreements, are intended to ensure that certain executives are free from personal distractions in the context of a potential change in corporate control, when the Board needs the objective assessment and advice of these executives to determine whether a potential business combination is in our best interests and those of our shareholders. We have in place separate Special Severance Agreements with Messrs. Alexander, Marsh, Grigg, and Clark. In each case, the agreements provide for the payment of severance benefits if the individual's employment with us or our subsidiaries is terminated under specified circumstances within two years after a change in control of the Company. Circumstances defining a change in control are explained below under the Potential Post-Employment Payments section later in this proxy statement. Prior to her retirement, Ms. Snyder had a Special Severance Agreement with us. Mr. Leidich does not have a Special Severance Agreement because his previous positions in the Company would not require consultation with Mr. Leidich during the negotiation stages of a potential business combination. As is competitive for CEO positions, Mr. Alexander is eligible for the specified severance benefits if he resigns, for any reason, during a 90-day period commencing 18 months following a change in control.

        In September 2007, the Special Severance Agreements were reviewed by the consultant to ensure they were consistent with competitive practice and market trends. While indicating the agreements generally were competitive with our peer group, the consultant recommended modifications to the agreements to be more consistent with competitive practices. These recommendations were approved by the Committee and have been implemented.

        The following modifications were made to the Special Severance Agreements:

  •
  Eliminated the additional cash payments provided to participants as a benefit to cover the cost of the Executive Supplemental Life Insurance Plan premium since the plan was terminated,

  •
  Assigned a portion of the cash severance as consideration for the NEO's non-compete obligations,

  •
  Decreased the period after a change in control for which a qualifying termination will result in a severance payment from three to two years, and

  •
  Modified the agreements to comply with Internal Revenue Code Section 409A regulations.

        Subsequently, revised Special Severance Agreements were entered into with Messrs. Alexander, Marsh, Grigg, and Clark, each effective as of December 31, 2007, for an initial three-year term. The Special Severance Agreements will be reviewed annually by the Board at a regular meeting held between September and December of each year. The Board will decide at this meeting whether or not to extend the terms of the Special Severance Agreement for an additional year.

        Under each of the above Special Severance Agreements, the NEO would be prohibited for two years from working for or with competing entities after receiving severance benefits pursuant to the Special Severance Agreement. A portion of the cash severance is assigned as consideration for the non-compete obligation.

        A detailed representation of the termination benefits provided under a change in control scenario as of December 31, 2007, is provided below in the Potential Post-Employment Payments tables appearing later in this proxy statement.

Impact of Regulatory Requirements on Compensation

        The Committee is responsible for addressing pay issues associated with Internal Revenue Code Section 162(m) which limits to $1 million, the tax deduction for certain compensation paid to the NEOs (other than the CFO). Through the Committee, we attempt to qualify executive compensation as tax deductible to the fullest extent feasible and where we believe it is in the Company's and our shareholders' best interests. We do not intend to permit this tax provision to distort the effective development and execution of our compensation program. Thus, the Committee is permitted to and will continue to exercise discretion in those instances where satisfaction of tax law requirements could compromise the interests of our shareholders. In addition, because of the uncertainties associated with the application and interpretation of Internal Revenue Code Section 162(m) and the regulations issued thereunder, there can be no assurance that compensation intended to satisfy the requirements for deductibility under Internal Revenue Code Section 162(m) will in fact be deductible.

        Our compensation vehicles are primarily performance-based awards that are not subject to the $1 million deduction limitation. However, base salary in excess of $1 million paid during the year is subject to the deduction limitation. Base salary deferred until retirement is not subject to the deduction limitation. The STIP and the performance share component of the LTIP currently qualify as performance-based compensation and are not subject to the $1 million deduction limit. A portion of the restricted stock unit component also qualifies as performance-based compensation. Therefore, base salary in excess of $1 million and a portion of the restricted stock units are subject to the $1 million deduction limit.

Conclusion

        The foundation of our compensation philosophy is the concept of pay-for-performance. When we achieve outstanding performance in terms of earnings, shareholder return, operational performance, and safety, this outstanding performance leads to commensurate and appropriate compensation for our NEOs and other executives. We provide a competitive total compensation program designed to attract, retain, and reward employees whose performance drives Company success. As a result, our executive compensation programs are designed to reward and retain executives who are responsible for leading our organization in achieving our business objectives in the highly complex energy services industry.

        In evaluating elements of compensation individually and in the aggregate, we determined that total compensation provided to our executives is reasonable and competitive. Aside from base salary, each element of direct compensation delivered in 2007 is linked in whole or in part to a performance measure that impacts either our financial or operational performance. These performance measures drive profitability, safety, and productivity, all of which have a positive impact on us and also support increased returns on investment for shareholders.

SUMMARY COMPENSATION TABLE

Name and Principal Position(1)	Year	Salary ($)	Bonus ($)	Stock Awards(2) ($)	Option Awards(3) ($)	Non-Equity Incentive Plan Compen— sation(4) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(5) ($)	All Other Compen- sation(6) ($)	Total ($)
Anthony J. Alexander	2007	$1,275,769	$0	$7,869,433	$0	$2,394,116	$3,950,817	$93,537	$15,583,672
President and Chief Executive Officer	2006	$1,216,923	$0	$5,420,735	$581,763	$2,000,000	$3,468,246	$65,659	$12,753,326
Richard H. Marsh	2007	$498,538	$0	$1,216,123	$0	$630,998	$980,619	$22,701	$3,348,979
Senior Vice President and Chief Financial Officer	2006	$461,865	$0	$842,871	$123,805	$514,003	$491,772	$25,139	$2,459,455
Richard R. Grigg	2007	$792,615	$0	$2,246,338	$0	$984,626	$64,417	$72,162	$4,160,158
Executive Vice President of FirstEnergy Corp. and	2006	$749,154	$0	$1,209,784	$84,560	$874,086	$200,143	$73,986	$3,191,713
President, FirstEnergy Utilities
Gary R. Leidich	2007	$530,615	$0	$1,845,455	$0	$631,801	$577,745	$22,591	$3,608,207
Executive Vice President of FirstEnergy Corp.	2006	$438,673	$0	$1,208,227	$104,164	$336,176	$780,646	$20,918	$2,888,804
and President, FirstEnergy Generation
Mark T. Clark	2007	$490,769	$0	$1,409,031	$0	$624,750	$1,091,370	$23,200	$3,639,120
Executive Vice President, Strategic Planning and Operations
Carole B. Snyder	2007	$105,289	$0	$543,598	$0	$81,328	$30,674	$4,177,233	$4,938,122
Senior Vice President, Retired
(1)
Mr. Grigg, formerly Executive Vice President and Chief Operating Officer, was named Executive Vice President of FirstEnergy Corp. and President, FirstEnergy Utilities effective March 2, 2008. Mr. Leidich, formerly President and Chief Nuclear Officer, was named Senior Vice President, Operations effective March 1, 2007, and Executive Vice President of FirstEnergy Corp. and President, FirstEnergy Generation effective March 2, 2008. Mr. Clark, formerly Senior Vice President, Strategic Planning and Operations, was named Executive Vice President, Strategic Planning and Operations effective March 2, 2008. Ms. Snyder retired from the Company on April 5, 2007. Ms. Snyder is included in the proxy disclosure because she was one of the five most highly compensated officers in 2007 due to lump sum benefits she received subsequent to her retirement.

(2)
The amounts set forth in the Stock Awards column include amounts from awards granted in and prior to 2007 and reflect the dollar amount of compensation cost recognized for financial statement reporting purposes for the fiscal year ended December 31, 2007, before forfeitures, in accordance with the Statement of Financial Accounting Standards (later referred to as SFAS) No. 123R, or SFAS 123R. Compensation costs under SFAS 123R are recognized for financial reporting purposes over the period in which the employee is required to provide service in exchange for the award (typically the vesting period). Assumptions used in the calculation of these amounts are included in footnote 4 to the Company's audited financial statements for the fiscal year ended December 31, 2007, included in the Company's Annual Report on Form 10-K filed with the SEC on February 29, 2008.

For restricted common stock, the amounts recognized in 2007 are as follows: Alexander — $969,665; Grigg — $107,964; Leidich — $413,295; and Clark — $413,295. These amounts represent awards granted prior to 2007. These awards are not payable to the executive until the vesting date or other qualifying event shown in the 2007 Post-Termination Compensation and Benefits table described later in this proxy statement. Mr. Grigg's restricted stock grant vested on 8/20/2007.

For restricted stock units, the amounts recognized in 2007 are as follows: Alexander — $2,288,034; Marsh — $370,408; Grigg — $780,511; Leidich — $395,020; Clark — $309,480; and Snyder — $108,229. These amounts represent awards granted in 2005, 2006, and 2007. These awards are not payable to the executive until the vesting date or other qualifying event shown in the 2007 Post-Termination Compensation and Benefits table. The actual 2007 grants are described in the CD&A above under the Long-Term Incentive Program section.

For performance shares, the amounts recognized in 2007 are as follows: Alexander — $4,376,433; Marsh — $697,648; Grigg — $1,357,862; Leidich — $810,004; Clark — $676,377; and Snyder — $341,616. These amounts represent awards granted in 2005, 2006, and 2007. These awards are not payable to the executive until the conclusion of the performance cycle or other qualifying event shown in the 2007 Post-Termination Compensation and Benefits table. The actual 2007 grants are described above in the CD&A under the Long-Term Incentive Program section.

For the 20 percent incentive match to the EDCP, the amounts recognized in 2007 are as follows: Alexander — $235,301; Marsh — $148,066; Grigg — $0; Leidich — $227,136; Clark — $9,879; and Snyder — $93,753. These amounts represent the compensation cost associated with incentive match contributions from 2004 to 2007.

(3)
The Company has not issued stock option awards since 2004. In 2007, for the NEOs, no compensation expense was recognized for stock options in accordance with SFAS 123R.

(4)
The amounts set forth in the Non-Equity Incentive Plan Compensation column were earned under the STIP in 2007 and paid in March 2008.

(5)
The amounts set forth in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column reflect the aggregate increase in actuarial value to the executive officer of all defined benefit and actuarial plans (including supplemental plans) accrued during the year and above-market earnings on nonqualified deferred compensation. The change in values for the pension plans are as follows: Alexander — $3,882,693; Marsh — $907,152; Grigg — $64,417; Leidich — $553,887; Clark — $1,061,403; and Snyder — $0. The compensation changes related to Mr. Alexander's promotion in 2004 from COO to CEO significantly increased his pension benefits which affected the change in present value shown above. The above-market earnings on compensation that are deferred on a basis that is not tax-qualified are also included in this column. The formula used to determine the above market earnings equals (2007 total interest × {difference of 120% of the 1999 Applicable Federal Rate for long-term rates (AFR) and the plan rate}) divided by the plan rate. The above market earnings on nonqualified deferred compensation for the named executive officers are: Alexander — $68,124; Marsh — $73,467; Grigg — $0; Leidich — $23,858; Clark — $29,967; and Snyder — $30,674.

(6)
The amounts set forth in the All Other Compensation column include compensation not required to be included in any other column. This includes matching Company common stock contributions under the Savings Plan: Alexander — $12,150; Marsh — $5,658; Grigg — $12,150; Leidich — $12,150; Clark — $12,150; and Snyder — $6,750.

In addition, certain executives are eligible to receive perquisites offered by the Company. In 2007, the named executives were provided: (1) financial planning and tax preparation services for Mr. Alexander, Mr. Marsh, Mr. Grigg, Mr. Leidich, and Ms. Snyder; (2) country club dues for Mr. Alexander, Mr. Marsh, Mr. Grigg, and Mr. Clark; (3) the dollar value of the Executive Supplemental Life Insurance for Mr. Alexander and Mr. Marsh; (4) holiday gifts for Mr. Alexander, Mr. Marsh, and Mr. Grigg; (5) entertainment tickets to cultural events for Mr. Alexander, Mr. Grigg, and Mr. Clark; (6) premiums for the group personal excess liability insurance policy for all NEOs; (7) personal use of the corporate aircraft for Mr. Alexander and Mr. Grigg. Of the All Other Compensation column amounts, $44,752 is included for Mr. Alexander and $47,067 is included for Mr. Grigg related to their personal use of the corporate aircraft. The Board requires Mr. Alexander to use the corporate aircraft for all travel for security reasons. The value of the corporate aircraft is calculated based on the aggregate variable operating costs to the Company, including fuel costs, trip-related maintenance, universal weather-monitoring costs, on-board catering, landing/ramp fees, and other miscellaneous variable costs. Fixed costs which do not change based on usage, such as pilots' salaries, the amortized costs of the Company aircraft, and the cost of maintenance not related to trips are excluded. Amounts for personal use of Company aircraft are included in the table. Executive officers' spouses and immediate family members may accompany executives on Company aircraft using unoccupied space on flights that were already scheduled, and the Company incurs no aggregate incremental cost in connection with such use; and (8) based on Ms. Snyder's multiple agreements with GPU Service Inc. and FirstEnergy Corp., and her prior participation in the GPU Service Inc. Supplemental and Excess Benefit Plan and the GPU Companies Supplemental Executive Retirement Plan, Ms. Snyder received lump sum benefits totalling $4,160,294 subsequent to her retirement in April 2007.

GRANTS OF PLAN-BASED AWARDS

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)(3)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	Grant Date Fair Value of Stock and Option Awards(5)
Name	Grant/Payout Type(4)	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Anthony J. Alexander	STIP Payout 2007-2009 Performance Shares 2007 RSUP 2007 20% Incentive Match Performance Share	3/1/2007 4/1/2007 3/1/2007 3/1/2007 2/21/2007	$642,500 — — — —	$1,285,000 — — — —	$2,441,500 — — — —	23,045 30,164	46,089 40,218	69,135 50,273	3,253 8,468	$ $ $ $	4,579,502 3,129,494 204,581 545,678
Richard H. Marsh	STIP Payout 2007-2009 Performance Shares 2007 RSUP 2007 20% Incentive Match	3/1/2007 4/1/2007 3/1/2007 3/1/2007	$176,750 — — —	$353,500 — — —	$653,975 — — —	4,364 5,713	8,728 7,617	13,093 9,522	1,816	$ $ $	867,280 592,745 114,208
Richard R. Grigg	STIP Payout 2007-2009 Performance Shares 2007 RSUP	3/1/2007 4/1/2007 3/1/2007	$300,000 — —	$600,000 — —	$1,080,000 — —	8,296 10,860	16,592 14,479	24,888 18,099		$ $	1,648,581 1,126,663
Gary R. Leidich	STIP Payout 2007-2009 Performance Shares 2007 RSUP 2007 20% Incentive Match	3/1/2007 4/1/2007 3/1/2007 3/1/2007	$192,500 — — —	$385,000 — — —	$693,000 — — —	7,490 9,804	14,979 13,072	22,470 16,340	2,581	$ $ $	1,488,413 1,017,165 162,319
Mark T. Clark	STIP Payout 2007-2009 Performance Shares 2007 RSUP	3/1/2007 4/1/2007 3/1/2007	$175,000 — —	$350,000 — —	$647,500 — —	4,321 5,657	8,642 7,542	12,963 9,428		$ $	858,669 586,893
Carole B. Snyder(6)	STIP Payout 2007-2009 Performance Shares 2007 RSUP 2007 20% Incentive Match	3/1/2007 4/1/2007 3/1/2007 3/1/2007	$93,752 — —	$187,500 — —	$337,500 — —	1,297 1,813	2,593 2,417	3,889 3,022	1,132	$ $ $	257,607 188,120 71,191
(1)
These columns reflect the annual cash incentive compensation amounts that potentially could have been earned during 2007, based upon the achievement of key performance indicators under our 2007 STIP. Awards are not made if threshold performance is not achieved. Refer to the CD&A for information on the STIP.

(2)
Performance share payout amounts are based on our ranking among the EEI Index companies. If our performance ranks us below the 40th percentile of these companies, no award is paid.

(3)
The amounts in these columns include dividend equivalent units earned in 2007.

(4)
These awards are described in the CD&A and the Grants of Plan Based Awards narrative section.

(5)
The dollar value of the listed awards was calculated using the maximum number of shares available for the grant multiplied by the grant date fair market value. Refer to the CD&A and the Grants of Plan-Based Awards narrative section for further information.

(6)
Ms. Snyder retired on April 5, 2007, and her awards were prorated and/or forfeited. Refer to the 2007 Post-Termination Compensation and Benefits table and the Grants of Plan Based Awards narrative section for further information.

Grants of Plan-Based Awards

Overview

        In 2007 the Committee recommended changes to the executive officer and other key employee incentive programs resulting in shareholder approval of an amended and renamed FirstEnergy Corp. 2007 Incentive Plan (later referred to as the Plan), which provides for the granting and payout of STIP and LTIP awards. Changes to the Plan include increasing the number of shares available under the Plan; increasing the limits or amounts each executive could receive for various types of awards; and other administrative changes, all as disclosed in the proxy statement for the Annual Meeting of Shareholders on May 15, 2007. Also, beginning in 2007, all grants for restricted stock units and restricted stock require that the tax obligations be paid by selling shares on the open market on the date of vesting.

        In 2008, the Committee approved the following changes to the long-term incentives:

  •
  Eliminating the share value protection rights to further align our grants with the competitive practices of our peers,

  •
  Eliminating the 12 month minimum service requirement to receive an award of performance-adjusted restricted stock units and performance shares, and prorating the awards based on full months service, and

  •
  Eliminating the requirement that a termination must occur upon a change of control for grants to vest.

        The Company does not gross-up equity or cash awards to cover the tax obligations for executives unless required to do so under the terms of the Special Severance Agreement as described in the Change in Control section of this proxy statement.

        Grant awards, either individually or in the aggregate, as appropriate, are designed to meet specific guidelines established by the Committee. The award agreements address such items as accelerated vesting upon death, disability, or change of control, forfeitures, and possible pro-rated payouts.

Employment Agreements

        To retain Mr. Grigg and Mr. Leidich in their new capacities, in March 2008, we entered into an employment agreement with Mr. Leidich and extended Mr. Grigg's existing agreement. The agreements are in effect until June 30, 2010, unless terminated earlier by the Company or the executive for any reason upon written notice given 60 days in advance, or mutually extended in writing. Mr. Grigg's previous agreement was scheduled to expire March 31, 2008. The agreements for both Mr. Grigg and Mr. Leidich set forth the amounts of base salary, short term incentive target opportunity and long term incentive opportunity for 2008 for each of them, all as disclosed under the applicable sections above. Each was also granted restricted stock units, 15,612 units for Mr. Grigg and 18,451 units for Mr. Leidich, that will vest in full upon the termination date of the employment agreements or in the event the executive's employment is terminated by the Company without cause prior to that date, and will vest on a prorated basis in the event either executive retires prior to the termination of the employment agreement. The amount of stock the executive receives upon vesting may be increased or decreased by 25% at that time based on the achievement of corporate performance criteria that mirrors the criteria and target levels for the performance-adjusted restricted stock units. In the case of Mr. Leidich, the terms of the restricted stock award issued in March 2005 were amended to provide that if his employment is terminated without cause prior to March 1, 2010, that grant will fully vest. In the case of Mr. Grigg, he will be provided additional service credit for purposes of calculating his supplemental pension benefit. Consistent with prior agreements, neither Mr. Grigg nor Mr. Leidich is eligible for participation in the SERP. The terms of these most recent agreements eliminate Mr. Grigg and Mr. Leidich as eligible for coverage under the Severance Plan under any circumstances.

Restricted Stock Units

        A restricted stock unit (later referred to as RSU) is equivalent to one share of FirstEnergy common stock but does not carry voting rights. During the restriction period, the restricted stock unit grant accrues quarterly dividend equivalent units based on the same dividend rate paid to shareholders. The dollar value is converted into additional units using the average high and low prices of Company common stock on the date the dividend is paid to shareholders. In accordance with the RSU agreements, dividend equivalent units are subject to the same restrictions as the original RSUs granted.

        Performance-adjusted restricted stock units (later referred to as RSUPs) are granted annually to each executive with the right to receive, at the end of the three-year restriction period, shares of Company common stock. The actual number of shares issued may be adjusted upward or downward by 25 percent based on Company performance against three key measures described in the CD&A. Once restrictions lapse, if applicable, the performance factor multiplier is applied to the original number of units granted and all dividend equivalent units accrued and the appropriate number of shares are purchased in the name of the executive.

        Discretionary restricted stock units (later referred to as RSUDs) are granted in limited circumstances to high performing and/or high potential employees to retain critical talent with the right to receive, at the end of the five-year restriction period, shares of Company common stock. RSUDs have a minimum service requirement of thirty-six months. RSUDs do not have a performance component. Beginning in 2007, we discontinued issuing RSUDs to senior executives. Once restrictions lapse, the original number of units granted and all dividend equivalent units accrued are purchased in the name of the executive.

        On March 1, 2008, the restrictions lapsed for the RSUPs granted in 2005. The restrictions will lapse for RSUPs granted in 2006, 2007, and 2008 on March 1, 2009, March 1, 2010, and March 3, 2011, respectively. The restrictions will lapse for RSUDs granted in 2005, 2006, 2007, and 2008 on March 1, 2010, March 1, 2011, March 1, 2012, and March 3, 2013, respectively. Ms. Snyder retired in April 2007 and will receive a prorated payout, based on service and adjusted for performance, of her 2006 RSUP per its normal vesting schedule. Ms. Snyder's 2007 RSUP grant was forfeited in its entirety as she was not an active employee for twelve months from the date of grant. On March 3, 2008, Ms. Snyder received a prorated payout, based on service and adjusted for performance of her 2005 RSUP.

        Both RSUP and RSUD grants are treated as a fixed cost for accounting purposes and are valued in accordance with SFAS 123R based on the average high and low price of the Company's common stock on the date of grant. The fair market value share price for RSU grants awarded on March 1, 2007, was $62.25.

Performance Shares

        A performance share is equivalent to one share of FirstEnergy common stock but does not carry voting rights. During the performance period, the performance shares accrue quarterly dividend equivalent units based on the same dividend rate paid to shareholders. The dollar value is converted into additional units using the average high and low prices of Company common stock on the date the dividend is paid to shareholders. In accordance with the performance share agreements, dividend equivalent units are subject to the same restrictions as the original shares granted.

        Almost exclusively, awards are paid in cash as described in the CD&A. However, performance shares can be paid in the form of cash or common stock, at the discretion of the Committee. On February 21, 2007, the Committee and Board authorized a $536,266 performance share grant of our common stock, to be paid out to Mr. Alexander on March 21, 2007, as part of his 2004-2006 performance share award. The number of shares awarded to Mr. Alexander was calculated by dividing the grant value by the stock price on February 21, 2007 ($63.33). Mr. Alexander received 8,468 shares. The performance share grant vested on March 21, 2007, and stock was purchased at a price of $64.44. All other grants to all other participants were paid in cash.

        If the performance factors described in the CD&A section are met, the 2006-2008 performance share grant will payout in February 2009, the 2007-2009 performance share grant will payout in February 2010, and the 2008-2010 performance share grant will pay out in February 2011. Ms. Snyder retired in April 2007 and will receive a prorated payout, based on service and adjusted for performance, of her 2006-2008 performance share grant per its normal vesting schedule. Ms. Snyder's 2007-2009 performance share grant was forfeited in its entirety as she was not an active employee for 12 months from the date of grant. On February 22, 2008, Ms. Snyder received a prorated payout, based on service and adjusted for performance, of her 2005-2007 performance share grant.

        Performance shares are treated as a liability for accounting purposes and are valued in accordance with SFAS 123R based on the closing price of our common stock on the date of grant. The 2007-2009 performance share awards were granted as of April 1, 2007. As April 1 was a Sunday, the 2007-2009 performance share grants were valued as of March 30, 2007, using a closing price of $66.24.

Restricted Stock

        The Plan also allows for grants of restricted stock which are used solely for the purposes of recruitment, retention, and special recognition purposes. Award sizes, grant dates, and vesting periods vary to allow flexibility. No such restricted stock grants were made to the NEOs in 2007. Restricted stock differs from RSUs in that the applicable number of shares is purchased on the open market, as soon as practicable, after the date the signed restricted stock agreement is received. During the restriction period, the restricted stock accrues quarterly dividend equivalent units based on the same dividend rate paid to shareholders. The dollar value is converted into additional units using the average of the high and low prices of our common stock on the date the dividend is paid to shareholders. In accordance with the restricted stock agreements, dividends accrued are subject to the same restrictions as the original shares granted. Shares of restricted stock have full voting rights during the period of restriction.

        At the end of the restriction period, the restriction is removed. In accordance with SFAS 123R, the grant date fair market value for restricted stock is the purchase price plus commission paid for the restricted stock multiplied by the number of shares granted. On August 20, 2007, the restrictions were removed from Mr. Grigg's shares of restricted stock. The fair market value for these shares was $62.23.

The Executive Deferred Compensation Plan (EDCP)

        The EDCP is a nonqualified defined contribution plan which provides for the voluntary deferral of compensation. Participants may defer up to 50 percent of base salary, up to 100 percent of short-term incentive compensation, and up to 100 percent of long-term incentive compensation paid in cash. Participation in the EDCP is limited to management employees. Contributions may be made to either a cash or stock account. The crediting for the cash account is discussed in the Nonqualified Deferred Compensation section.

        Contributions of STIP awards and the payout of performance shares to the EDCP stock account are provided a 20 percent incentive match from the Company, which is calculated by multiplying the value of the amount deferred by 20 percent and dividing the result by the average closing market price for the month of February 2007, which was $62.89.

        Dividend equivalent units are accrued on the initial deferral and the 20 percent incentive match based on the same dividend rate paid to shareholders. The dollar value is converted into additional units using the closing market price on the date the dividend is paid to shareholders. There are no voting rights associated with EDCP shares.

        The 20 percent incentive match provided in 2005 vested on March 1, 2008, and such match provided in 2006 and 2007 will vest on March 1, 2009, and March 1, 2010, respectively. Upon Ms. Snyder's full retirement on April 5, 2007, and according to the terms of the EDCP, the 20 percent incentive match for all of Ms. Snyder's EDCP deferrals vested, but will pay out per their normal distribution schedule.

        Amounts deferred into the stock account may be paid out at the end of three years or further deferred into the retirement stock account. A 20 percent incentive match is not applied to shares further deferred into the retirement stock account. Stock account distributions on March 1, 2007, are valued at $62.63, the closing price on March 1, 2007. Mr. Clark elected to receive a payout of his 2004 EDCP stock deferral in 2007.

        The EDCP is further described in the CD&A and the Nonqualified Deferred Compensation sections of this proxy statement.

OUTSTANDING EQUITY AWARDS
AT FISCAL YEAR-END

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)(3)	Grant Type(4)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)(2)(5)	Grant Type(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)(2)
Anthony J. Alexander	90,000	—	$34.45	4/1/2012	103,750	Restricted Stock	$7,505,275	65,493	2005 RSUP	$4,737,764
	80,450	—	$29.71	3/1/2013				62,415	2006 RSUP	$4,515,101
	192,825	64,275	$38.76	3/1/2014				50,273	2007 RSUP	$3,636,749
								59,723	2005-2007 Performance Shares	$4,320,350
								50,885	2006-2008 Performance Shares	$3,681,054
								69,135	2007-2009 Performance Shares	$5,001,197
								3,253	2007 20% Incentive Match	$235,322
Richard H. Marsh	—	12,825	$38.76	3/1/2014	5,184	2006 RSUD	$375,011	7,009	2005 RSUP	$507,031
								7,919	2006 RSUP	$572,860
								9,522	2007 RSUP	$688,821
								8,945	2005-2007 Performance Shares	$647,101
								7,746	2006-2008 Performance Shares	$560,355
								13,092	2007-2009 Performance Shares	$947,093
								586	2005 20% Incentive Match	$42,391
								625	2006 20% Incentive Match	$45,213
								1,816	2007 20% Incentive Match	$131,369
Richard R. Grigg	41,069	13,690	$39.46	8/20/2014	—	—	$—	23,083	2005 RSUP	$1,669,824
								19,699	2006 RSUP	$1,425,026
								18,099	2007 RSUP	$1,309,282
								17,680	2005-2007 Performance Shares	$1,278,979
								15,031	2006-2008 Performance Shares	$1,087,327
								24,888	2007-2009 Performance Shares	$1,800,381
Gary R. Leidich	—	11,125	$38.76	3/1/2014	54,670	Restricted Stock	$3,954,828	7,438	2005 RSUP	$538,065
								6,344	2006 RSUP	$458,925
								16,340	2007 RSUP	$1,182,036
								8,630	2005-2007 Performance Shares	$624,262
								7,334	2006-2008 Performance Shares	$530,549
								22,469	2007-2009 Performance Shares	$1,625,401
								1,388	2005 20% Incentive Match	$100,408
								1,534	2006 20% Incentive Match	$110,970
								2,581	2007 20% Incentive Match	$186,710

Mark T. Clark	4,425	—	$29.71	3/1/2013	54,670	Restricted Stock	$3,954,828	6,762	2005 RSUP	$489,163
	5,075	5,075	$38.76	3/1/2014				7,583	2006 RSUP	$548,554
								9,427	2007 RSUP	$681,949
								8,630	2005-2007 Performance Shares	$624,262
								7,417	2006-2008 Performance Shares	$536,510
								12,963	2007-2009 Performance Shares	$937,710
								208	2005 20% Incentive Match	$15,047
								507	2006 20% Incentive Match	$36,676
Carole B. Snyder(6)	—	9,150	$38.76	3/1/2014	—	—	—	3,370	2005 RSUP	$243,786
								3,869	2006 RSUP	$279,919
								—	2007 RSUP	$—
								3,073	2005-2007 Performance Shares	$222,298
								4,944	2006-2008 Performance Shares	$357,673
								—	2007-2009 Performance Shares	$—
								279	2005 20% Incentive Match	$20,183
								584	2006 20% Incentive Match	$42,247
								1,132	2007 20% Incentive Match	$81,889
(1)
The options with an exercise price of $38.76 vested in full on March 1, 2008. Although Ms. Snyder retired on April 5, 2007, her options continued to vest per their normal vesting schedule in retirement. Mr. Grigg's options fully vest on August 20, 2008.

(2)
The columns include all dividends or dividend equivalent units earned through December 31, 2007. The market value of shares or units is based on the achievement of maximum performance and the December 31, 2007, closing stock price ($72.34).

(3)
Vesting dates for restricted stock or discretionary restricted stock units are as follows: Mr. Alexander (April 29, 2013); Mr. Marsh (March 1, 2011); and Mr. Leidich and Mr. Clark (March 1, 2010).

(4)
These awards are described in the CD&A and the Grants of Plan-Based Awards narrative section of this proxy statement.

(5)
This column is based on the achievement of maximum payout: 125 percent for performance-adjusted restricted stock units and 150 percent for performance shares.

(6)
Ms. Snyder retired on April 5, 2007. The table reflects the prorated shares Ms. Snyder received for the 2005 RSUP and 2005-2007 performance share payouts. Refer to the 2007 Post-Termination Compensation and Benefits table and the Grants of Plan-Based Awards narrative for information regarding the vesting and proration of Ms. Snyder's other equity grants.

OPTION EXERCISES AND STOCK VESTED

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting(1) (#)	Type(2)		Value Realized on Vesting ($)
Anthony J. Alexander	—	$—	39,816	2005-2007 Performance Shares	(4)	$2,909,753
			16,264	EDCP Deferral	(5)	$1,022,843
			8,468	Performance Share		$545,678
Richard H. Marsh(3)	79,725	$2,378,644	5,964	2005-2007 Performance Shares	(4)	$435,849
			9,076	EDCP Deferral	(5)	$570,790
Richard R. Grigg	—	$—	11,787	2005-2007 Performance Shares	(4)	$861,394
			13,912	Restricted Stock		$865,744
Gary R. Leidich(3)	21,250	$585,768	5,754	2005-2007 Performance Shares	(4)	$420,502
			12,903	EDCP Deferral	(5)	$811,470
Mark T. Clark	—	$—	5,754	2005-2007 Performance Shares	(4)	$420,502
			360	EDCP Payout	(6)	$22,547
Carole B. Snyder(3)	20,250	$571,187	3,073	2005-2007 Performance Shares	(4)	$224,575
			5,656	EDCP Deferral	(5)	$355,706
(1)
This column includes dividends earned through the vesting date or December 31, 2007, whichever is earlier.

(2)
These awards are described in the CD&A and the Grants of Plan Based Awards narrative section.

(3)
In accordance with the provisions of their Rule 10b5-1 Plans, Mr. Marsh exercised options on March 21 and April 2, 2007; Mr. Leidich on March 1, 2007; and Ms. Snyder on March 1, 2007.

(4)
The 2005-2007 Performance Shares vested on December 31, 2007, and paid out in cash on February 22, 2008. The dollar amount reflected in this column is the fair market value on the date of vesting, which was $73.08 per share multiplied by the number of shares vested. In accordance with the terms of the Plan, the average of the high and low prices of our Company stock, during the month of December 2007 ($72.91) was used to determine the payout of the performance shares. Based on the Company's achievement of maximum performance, the dollar amount was then adjusted upward by 50 percent and rounded up to the next full share. The payouts deferred into stock accounts were as follows: Mr. Alexander: $4,354,391 ($4,093,127 deferred) and Mr. Leidich: $629,181 ($591,430 deferred). Ms. Snyder retired in April 2007 and received a prorated payout of her performance shares.

(5)
These values do not include the 20 percent incentive match applied but not vested on deferrals into the EDCP stock account.

(6)
This amount reflects the payout of Mr. Clark's 20 percent incentive match payout in stock from his EDCP 2004 stock account, which vested in 2007.

POST-EMPLOYMENT COMPENSATION

PENSION BENEFITS

Name	Plan Name	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit ($)(1)	Payments During Last Fiscal Year ($)
Anthony J. Alexander	Qualified Plan	35	$1,050,344	$0
	Nonqualified (Supplemental) Plan		$11,099,216	$0
	Supplemental Executive Retirement Plan		$1,516,607	$0

	Total		$13,666,167	$0
Richard H. Marsh	Qualified Plan	27	$887,884	$0
	Nonqualified (Supplemental) Plan		$2,195,728	$0
	Supplemental Executive Retirement Plan		$638,459	$0

	Total		$3,722,071	$0
Richard R. Grigg	Qualified Plan	3	$125,143	$0
	Nonqualified (Supplemental) Plan		$460,448	$0
	Supplemental Executive Retirement Plan		$0	$0

	Total		$585,591	$0
Gary R. Leidich (2)	Qualified Plan	29	$996,127	$0
	Nonqualified (Supplemental) Plan		$2,102,833	$0
	Supplemental Executive Retirement Plan(3)		$0	$0

	Total		$3,098,960	$0
Mark T. Clark	Qualified Plan	31	$1,027,603	$0
	Nonqualified (Supplemental) Plan		$2,394,786	$0
	Supplemental Executive Retirement Plan		$462,709	$0

	Total		$3,885,098	$0
Carole B. Snyder (4)	Qualified Plan	25	$1,160,697	$62,593
	Individual Employment Agreement (described below)		$0	$3,588,607

	Total		$1,160,697	$3,651,200
(1)
The amounts set forth in the Present Value of Accumulated Benefit column are determined as of December 31, 2007, using the following assumptions: December 31, 2006, discount rate of 6 percent, December 31, 2007, discount rate of 6.5 percent, the RP-2000 Combined Healthy Life Mortality Table, and retirement at the earliest unreduced retirement ages as defined later. The calculations for all pension benefits are based on 2007 base salary and short-term incentive targets and do not consider salary increases.

(2)
Mr. Leidich's employment with Centerior Energy Corporation entitles him to receive a portion of his qualified pension benefit in a lump sum or annuity. This lump sum is unreduced at age 62, and the annuity is unreduced at age 60. The amount shown is the present value of the benefit payable as an annuity at age 60, which is the greater of the two potential benefit amounts.

(3)
In lieu of the SERP, Mr. Leidich is entitled to an additional lump sum benefit upon termination of employment for any reason. The benefit is payable based on the terms defined by the Severance and Employment Agreement dated July 1, 1996, between Mr. Leidich and Centerior Energy Corporation. The maximum value of $1,095,889 plus gross-up will be payable at age 62. If Mr. Leidich terminates his employment prior to age 62, he will receive a reduced amount.

(4)
Ms. Snyder retired on April 5, 2007. Based on Ms. Snyder's multiple agreements with GPU Service Inc. and FirstEnergy Corp., and her prior participation in the GPU Service Inc. Supplemental and Excess Benefit Plan and the GPU Companies Supplemental Executive Retirement Plan, Ms. Snyder received lump sum benefits subsequent to her retirement in April 2007. The benefit is also set forth in the All Other Compensation column of the Summary Compensation Table.

Pension Benefits

Qualified and Nonqualified Plans

        We offer a Qualified and Nonqualified (Supplemental) Plan to provide retirement benefits to all of the NEOs. We pay the entire cost of these plans. Payments under the Qualified Plan are maximized considering base salary earnings and the applicable federal and plan limits. The Supplemental Plan is provided as part of the EDCP designed to provide a comparable benefit to the executive without restrictions of federal and plan limits as well as provide a competitive retirement benefit. The pension benefit from the Qualified and Nonqualified Plans provided to the NEOs is the greater benefit determined using the following two formulas:

  1.
  Career Earnings Benefit Formula: A fixed (2.125 percent) factor is applied to the executive's total career earnings to determine the accrued (age 65) career earnings benefit. Career earnings generally include base salary, overtime pay, shift premiums, annual incentive awards, and other similar compensation.

  2.
  Adjusted Highest Average Monthly Base Earnings Benefit Formula: The benefit is equal to the sum of A and B where A is the highest average monthly base earnings (later referred to as HAMBE) times the sum of:

  •
  1.58 percent times the first 20 years of benefit service,

  •
  1.18 percent times the next 10 years of benefit service,

  •
  78 percent times the next 5 years of benefit service, and

  •
  1.10 percent times each year of benefit service in excess of 35 years.

    and B is an amount equal to 0.32 percent times number of years of service (up to 35 years) times the difference between the highest average monthly base earnings and the lesser of 150 percent of covered compensation or the Social Security Wage Base, and zero (0).

    The HAMBE for the Qualified Plan are the highest 48 consecutive months of base earnings the executive had in the 120 months before retirement or other separation of employment. Base earnings are the employee's straight time rate of pay without overtime, deferred compensation, incentive compensation, other awards, or accrued unused vacation paid at termination. The HAMBE for the Nonqualified Plan are the same as the Qualified Plan described above except that incentive and deferred compensation are included, and the plan is not limited by restrictions of federal and plan limits. Covered compensation is the average (without indexing) Social Security Taxable Wage Base in effect for each calendar year during the 35-year period that ends when the executive reaches the Social Security normal retirement age.

        According to the FirstEnergy Corp. Pension Plan, normal retirement is at age 65, and the earliest retirement is at age 55 if the employee has at least 10 years of credited service. Mr. Alexander, Mr. Marsh, Mr. Leidich, and Mr. Clark currently are eligible for a reduced pension benefit based on the Early Retirement Reduction Table below. Mr. Grigg does not meet the service requirement for early retirement, and Ms. Snyder retired in 2007. The earliest retirement age without reduction for the Qualified and Supplemental Plans is age 60 for Mr. Alexander, Mr. Marsh, Mr. Leidich, and Mr. Clark and age 65 for Mr. Grigg based on the terms of his employment agreement.

Early Retirement Reduction Table

If payment begins at age...	The benefit is multiplied by
60 and up	100%
59	88%
58	84%
57	80%
56	75%
55	70%

        The accrued benefits vest upon the completion of five years of service. The benefits generally are payable in the case of a married executive in the form of a qualified spouse 50 percent joint and survivor annuity or in the case of an unmarried executive in the form of a single life annuity. There also is an option to receive the benefit as a joint and survivor annuity with or without a pop-up provision, as a period certain annuity, or as in the case of Mr. Leidich a lump sum based on his employment with Centerior Energy as discussed in footnote (2) to the Pension Benefits table. A pop-up provision in an annuity provides a reduced monthly benefit, payable to the executive until death. Upon death, the executive's named beneficiary will receive 25 percent, 50 percent, 75 percent, or 100 percent of the executive's benefit based on the executive's and the beneficiary's ages and the percentage to be continued after the executive's death. However, if the beneficiary predeceases the executive, the monthly payment "pops-up" to the payment which would have been payable as a single life annuity.

        Mr. Alexander, Mr. Marsh, Mr. Grigg, and Mr. Clark also have Special Severance Agreements for change in control which would credit them with three additional years of age and service for the purposes of the nonqualified benefit calculations.

Supplemental Executive Retirement Plan

        In addition to the Qualified and Nonqualified Plans, Mr. Alexander, Mr. Marsh, and Mr. Clark are eligible to receive an additional nonqualified benefit from the SERP. Participation in the SERP is limited to certain key executives. The SERP is part of the integrated compensation program intended to attract, motivate, and retain top executives who are in positions to make significant contributions to the operation and profitability of the Company for the benefit of its customers and shareholders.

        The earliest retirement age without reduction for the SERP is age 65. Mr. Grigg and Mr. Leidich are not participants in the SERP. Mr. Leidich was rehired in 2002 and chose to retain, in lieu of the SERP, a lump sum benefit upon termination of employment for any reason. The benefit is payable based on the terms defined by the Severance and Employment Agreement dated July 1, 1996, between Mr. Leidich and Centerior Energy Corporation. The agreement provided Mr. Leidich an additional retirement benefit calculated as if his employment would have continued from January 1, 1996, through December 31, 2000, subsequent to a change in control of Centerior Energy Corporation. The maximum value of $1,095,889 plus gross up will be payable at age 62. The value is based on the lump sum value of the average monthly compensation Mr. Leidich would have received for the 60-month period above, payable at age 62. If Mr. Leidich terminates his employment prior to age 62, he will receive a reduced benefit. As of December 31, 2007, the reduced benefit would be $825,455. Mr. Grigg was hired in 2004, and pursuant to the terms of his original employment agreement, is not eligible to participate in the SERP.

        Prior to 2001, Ms. Snyder was a participant in the GPU Service Inc. Supplemental and Excess Benefit Plan and the GPU Companies Supplemental Executive Retirement Plan (collectively, the GPU Plans). Following the merger with GPU, Inc., the benefit provided by the GPU Plans was converted into an obligation of the Company within an individual employment agreement which provided for a lump sum distribution based on the benefit which she would have been entitled under the GPU Plans. Her individual employment agreement further provided that at the time of her retirement, she could choose to receive either the lump sum distribution under her employment agreement, or the benefit under the SERP as calculated under the terms of that plan. Ms. Snyder opted for the lump sum benefit provided by her employment agreement as listed in the table above.

        The SERP benefit is equal to the greater of (i) 65% of the executive's highest annual salary, and (ii) 55% of the average of the executive's highest three consecutive years of salary plus annual incentive awards. The SERP benefit is reduced by the executive's pensions under tax-qualified pension plans of the Company or other employers, any supplemental pension under the Company's Executive Deferred Compensation Plan, or EDCP, and Social Security benefits. In some cases, an executive's tax-qualified pension and supplemental pension may exceed the SERP benefit, which eliminates any benefit payments under the SERP. This was the case with Ms. Snyder as described above under the Post-Employment Compensation Pension Benefits section but not the case for the other NEOs reported in this proxy statement as of December 31, 2007. The SERP also provides for disability and surviving spouse benefits. At the end of 2007, only 11 active employees are eligible for a SERP benefit upon retirement, and no new participants have been provided eligibility since 2001. Any new participants must be approved by the Committee.

        An executive participating in the SERP is eligible to receive a supplemental benefit after termination of employment due to retirement, death, disability, or involuntary separation that directly is related to either the executive's: (a) average of the highest 12 consecutive full months of base salary earnings paid to the executive in the 120 consecutive full months prior to termination of employment, including any salary deferred in the EDCP or the Savings Plan, but excluding any incentive payments, or (b) average of the highest 36 consecutive full months of base salary earnings and annual incentive awards paid to the executive in the 120 consecutive full months prior to termination of employment, including any salary deferred into the EDCP and Savings Plan.

        A supplemental benefit under the SERP will be determined in accordance with and shall be non- forfeitable upon the date the executive terminates employment under the conditions described in the following sections:

Retirement Benefit

        An executive who retires on or after age 55 who has completed 10 years of service will be entitled to receive, commencing at retirement, a monthly supplemental retirement benefit under the SERP equal to 65 percent of (a) above or 55 percent of (b) above, whichever is greater, multiplied by the number of months of service the executive has completed after having completed 10 years of service, up to a maximum of 60 months, divided by 60, less:

          i)     The monthly primary Social Security benefit to which the executive may be entitled at such retirement (or the projected age 62 benefit if retirement occurs prior to age 62), irrespective of whether the executive actually receives such benefit at the time of retirement, and

          ii)    The monthly early, normal, or deferred retirement income benefit to which the executive may be entitled at such retirement under the Pension Plan, the monthly supplemental pension benefit under the EDCP and the monthly benefit, or actuarial equivalent, under the pension plans of previous employers, all calculated by an actuary selected by the Company, with the following assumptions based on the executive's marital status at the time of such retirement:

    •
    In the case of a married executive in the form of a 50 percent joint and survivor annuity.

    •
    In the case of an unmarried executive, in the form of a single-life annuity.

        For an executive who retires prior to attaining age 65, the net dollar amount above shall be reduced further by one-fourth of 1 percent for each month the commencement of benefits under the SERP precedes the month the executive attains age 65.

Death Benefit

        If the executive dies, 50 percent of the executive's supplemental retirement benefit actuarially adjusted for the executive's and spouse's ages will be paid to the executive's surviving spouse. Payment will begin the month following death and continue for the remainder of the surviving spouse's life. For an executive who dies prior to attaining age 65, the benefit shall be reduced further by one-fourth of 1 percent for each month the commencement precedes the executive's age 65, with a maximum reduction of 30 percent.

Disability Benefit

        An executive terminating employment due to a disability may be entitled to receive, commencing at disability, a monthly supplemental retirement benefit under the SERP equal to 65 percent of (a) above or 55 percent of (b) above, whichever is greater, less disability benefits from:

  a)
  Social Security,

  b)
  Company's Pension Plan,

  c)
  Company's Long Term Disability Plan, and

  d)
  Other Employers.

        The disability benefit continues until the executive attains age 65, retires from the Company, dies, or is no longer disabled, whichever occurs first. Upon retirement, benefits are calculated as described in the Retirement Benefits section above. In the event of death, benefits are calculated as described in the Death Benefit section above.

NONQUALIFIED DEFERRED COMPENSATION

Name	Executive Contributions in Last FY(1) ($)	Registrant Contributions in Last FY(2) ($)	Aggregate Earnings in Last FY(1)(3) ($)	Aggregated Withdrawals/ Distributions(4) ($)	Aggregate Balance at Last FYE(3) ($)
Anthony J. Alexander	$2,235,175	$200,000	$679,488	$0	$5,940,674
Richard H. Marsh	$1,208,080	$111,607	$699,903	$0	$5,922,665
Richard R. Grigg	$0	$0	$0	$0	$0
Gary R. Leidich	$846,761	$158,672	$502,270	$0	$3,518,602
Mark T. Clark	$147,712	$0	$219,892	$135,171	$1,978,944
Carole B. Snyder	$437,707	$69,548	$262,858	$3,176,973	$960,397
(1)
The amounts set forth in the Executive Contributions in Last FY column include the deferral of base salary and short- and long-term incentive program payments, as follows: Alexander — $235,175 from 2007 base salary, $1,000,000 from 2006 STIP deferred in 2007 and $1,000,000 from the 2004-2006 performance share cycle award deferred in 2007; Marsh — $166,882 from 2007 base salary, $483,163 from 2006 STIP deferred in 2007, and $558,036 from the 2004-2006 performance share cycle award deferred in 2007; Grigg — none; Leidich — $53,400 from 2007 base salary, $309,282 from 2006 STIP deferred in 2007, and $484,079 from the 2004-2006 performance share cycle award deferred in 2007; Clark — $147,712 from 2007 base salary; and Snyder — $89,967 from 2007 base salary, $144,610 from 2006 STIP deferred in 2007, and $203,130 from the 2004-2006 performance share cycle award deferred in 2007. The executive contributions from 2007 base salary are also included in the Salary column of the current year Summary Compensation Table. Deferrals of 2007 STIP and the 2005-2007 performance share cycle award deferred in 2008 are not included in the above Nonqualified Deferred Compensation table, but are as follows: Alexander — $4,093,127 from the 2005-2007 performance share cycle award; Marsh — none; Grigg — none; Leidich — $593,893 from 2007 STIP and $591,430 from the 2005-2007 performance share cycle award; Clark — none; and Snyder — none.

(2)
The amounts set forth in the Registrant Contributions in Last FY column include the 20 percent incentive match on 2006 earned incentives which were deferred in 2007 as follows: Alexander — $200,000; Marsh — $111,607; Grigg — none; Leidich — $158,672; Clark — none; and Snyder — $69,548. Registrant contributions of the 20 percent incentive match are on the 2007 earned incentives reported in the Stock Awards column of the current year Summary Compensation Table and deferred in 2008 are not included in the above Nonqualified Deferred Compensation table but are as follows: Alexander — $818,625; Marsh —

  none; Grigg — none; Leidich — $153,920; Clark — none; and Snyder — none. These contributions will be reflected in the table in a subsequent year.

(3)
The compounded annual rate of return on cash accounts was 9.05 percent. The compounded annual rate of return on stock accounts was 23.7 percent, which includes both dividends and appreciation. The amounts set forth in the Aggregate Earnings in Last FY and Aggregate Balance at Last FYE columns include above-market earnings which have been reported in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column of the current year Summary Compensation Table as follows: Alexander — $68,124; Marsh — $73,467; Grigg — none; Leidich — $23,858; Clark — $29,967; and Snyder — $30,674. The amounts set forth also include the unvested 20 percent incentive match. In the event of an involuntary separation, change in control, death, or disability, the following amounts would vest immediately and become payable as elected: Alexander—$235,301; Marsh—$397,963; Leidich—$218,835; and Clark—$51,592.

(4)
The amounts set forth in the Aggregated Withdrawals/Distributions column reflect the scheduled distribution of the vested 2004 Stock Account, including the 20 percent incentive match as follows: Alexander — none; Marsh — none; Grigg — none; Leidich — none; Clark — $135,171; and Snyder — none. Aggregated distributions also include scheduled distribution under retirement elections as follows: Alexander — none; Marsh — none; Grigg — none; Leidich — none; Clark — none; and Snyder — $3,176,973.

Nonqualified Deferred Compensation

        The EDCP is a nonqualified defined contribution plan which provides for the voluntary deferral of compensation. As described earlier, participants may defer up to 50 percent of base salary, up to 100 percent of short-term incentive compensation, and up to 100 percent of cash long-term incentive compensation. Participation in the EDCP is limited to management employees of the Company.

        Two investment options are available under the EDCP. Participants may direct deferrals of base salary and short-term incentive compensation to an annual cash retirement account, which accrues interest. Participants may direct deferrals of short-term incentive compensation and cash long-term incentive compensation to an annual stock account.

        Interest is credited to the retirement accounts. The interest rate changes annually and is based upon the Moody's Corporate Bond Index rate plus three percentage points.

        The stock accounts are tracked in stock units and accrue additional stock units based upon the payment of dividends. The stock accounts are valued at the fair market value of the Company's common stock. Contributions to the stock accounts are provided with a 20 percent incentive match made by the Company. The participant's contribution and additional dividend units are vested immediately; the Company's 20 percent incentive match and additional dividend units thereon vest at the end of a three-year period and are subject to forfeiture prior to the conclusion of that vesting period.

        Participants may elect to receive payments from the retirement accounts in any combination of lump sum payment and/or monthly installment payments for up to 25 years, provided that the account balance is at least $100,000. Differing distribution elections may be made for retirement, disability, and pre-retirement death. In the event of involuntary severance prior to retirement eligibility, the accounts accrued prior to January 1, 2005, may be paid in a single lump sum payment or in three annual installments. Post-2004 accounts are paid in a single lump sum payment. Payments may not commence until termination of employment.

        There is no in-service withdrawal option for retirement accounts which are subject to Internal Revenue Code Section 409A. Amounts that were vested as of December 31, 2004, are available for an in-service withdrawal of the full grandfathered account, subject to a 10 percent penalty.

        Stock account distributions are limited to a lump sum payment in the form of Company common stock at the end of the three-year Company match vesting period, or to a further deferral until termination or retirement. If further deferred until termination or retirement, the account will be converted to cash, based upon the fair market value of the account at termination, and the balance will be rolled over to the corresponding annual retirement account for distribution in lump sum or monthly installments as elected under the retirement account.

Potential Post-Employment Payments

        The following table sets forth the payment of post-termination compensation and benefits under different scenarios for all NEOs.

2007 POST-TERMINATION COMPENSATION AND BENEFITS

	Retirement(1)	Involuntary Separation (Other Than For Cause)	Termination without Cause or for Good Reason During Two-Year Period Following a Change In Control	Voluntary Termination (pre-retirement eligible)(1)	Death(1)	Disability(1)
Base Salary	Accrued though date of retirement	Accrued through date of separation	Accrued through date of change-in-control termination	Accrued through date of termination	Accrued through date of qualifying event	Accrued through date of qualifying event
Severance Pay	N/A	3 weeks of pay for every one year of service, including the current year, calculated using base salary at the time of severance	2.99 times the sum of base salary plus target annual short-term incentive of which a portion is payable in consideration for the non-competition clause(2)	N/A	N/A	N/A
Accrued and Banked Vacation	Paid in a lump sum	Paid in a lump sum	Paid in a lump sum	Paid in a lump sum	Paid in a lump sum	Paid in a lump sum
Health and Wellness Benefits	Retiree/spouse health and wellness provided	Provided at active employee rates for the severance period(3)	Based on the terms of the Special Severance Agreement, if applicable(4)	Forfeited	Survivor health and wellness provided as eligible	Health and wellness provided as eligible
Short-term Incentive Program Award	Issued a prorated award based on full months of service	Issued a prorated award based on full months of service	Issued a prorated award based on full months of service	Forfeited	Issued a prorated award based on full months of service	Issued a prorated award based on full months of service
Performance-Adjusted Restricted Stock Units(5)	Issued a prorated award based on full months of service, must have a minimum of 12 months in a cycle(6)	Issued a prorated award based on full months of service, must have a minimum of 12 months in a cycle(6)	Issued the initial grant and if applicable, a cash payment for the difference in stock price from the date of grant to the date of termination	Forfeited	Issued 100% of shares and all dividends earned	Issued 100% of shares and all dividends earned

Discretionary Restricted Stock Units(5)	Issued a prorated award based on full months of service, must have a minimum of 36 months in a cycle	Issued a prorated award based on full months of service, must have a minimum of 36 months in a cycle	Issued the initial grant and if applicable, a cash payment for the difference in stock price from the date of grant to the date of termination	Forfeited	Issued 100% of shares and all dividends earned	Issued 100% of shares and all dividends earned
Performance Shares(5)	Issued a prorated award based on full months of service, must have a minimum of 12 months in a cycle(6)	Issued a prorated award based on full months of service, must have a minimum of 12 months in a cycle(6)	Issued the greater of the account balance and the most recent TSR or the account balance on the date of grant	Forfeited	Issued a prorated award based on full months of service, must have a minimum of 12 months in a cycle(6)	Issued a prorated award based on full months of service, must have a minimum of 12 months in a cycle(6)
Stock Options(7)	All options vest as scheduled and must be exercised prior to the expiration date	All vested options must be exercised within 90 days or the date of expiration, whichever is earlier. All unvested options are forfeited	All options become immediately exercisable and must be exercised prior to the expiration date	All vested options must be exercised within 90 days or the date of expiration, whichever is earlier. All unvested options are forfeited	All options become immediately exercisable and must be exercised within one year of date of death	All options become immediately exercisable and must be exercised prior to the expiration date
Restricted Stock	Forfeited, if unvested	Forfeited, if unvested	Issued 100% of shares and all dividends earned	Forfeited	Issued 100% of shares and all dividends earned	Issued 100% of shares and all dividends earned
Qualified Retirement Plan	Payable in a monthly benefit	Payable in a monthly benefit	Payable in a monthly benefit	Vested amount payable in a monthly benefit upon reaching age 55	Payable to survivor in a monthly benefit	Payable in a monthly benefit
Nonqualified Retirement Plan	Payable in a monthly benefit	Payable in a monthly benefit	Payable in a monthly benefit	Vested amount payable in a monthly benefit upon reaching age 55	Payable to survivor in a monthly benefit	Payable in a monthly benefit
SERP(8)	Payable in a monthly benefit	Payable in a monthly benefit	Payable in a monthly benefit	Forfeited if voluntarily terminated prior to retirement age	Payable to survivor in a monthly benefit	Payable in a monthly benefit
Vested Executive Deferred Compensation	Payable as elected	Payable as elected	Payable as elected	Payable as elected	Payable to survivor as elected	Payable as elected
Non-vested Executive Deferred Compensation	Payable as elected(9)	Payable as elected	Payable as elected	Forfeited	Payable to survivor as elected	Payable as elected

Additional Age and Service for Pension, EDCP and Benefits	N/A	N/A	Three years	N/A	N/A	N/A
Reimburse Code Section 280G	No	No	Yes, if covered by a Special Severance Agreement	No	No	No
(1)
Benefits provided in these scenarios also are provided to all Company employees on the same terms, if applicable.

(2)
The Company has in place separate Special Severance Agreements with Mr. Alexander, Mr. Marsh, Mr. Grigg, and Mr. Clark.

(3)
Active employee health and wellness benefits are provided to the NEOs for the severance period, which is equal to three weeks for every year of service, including the current year (52-week minimum). At the end of the severance period, retiree health and wellness benefits are provided, if retirement eligible.

(4)
Mr. Alexander, Mr. Leidich, and Mr. Clark are eligible for retirement and would receive full retiree health and wellness benefits irrespective of a change in control. Mr. Marsh would be provided additional years of age and service and would receive full retiree health and wellness benefits in the event of a change in control. Mr. Grigg would be provided retiree and spousal health and wellness benefits based on the terms of his employment agreement.

(5)
Beginning with awards granted in 2007, payout of restricted stock units and performance shares will not occur at termination. The payout will occur upon completion of the performance cycle or the end of the vesting period, except in the case of death or disability.

(6)
Beginning in 2008, the minimum service requirement is no longer needed to receive a prorated award. Awards are prorated based on the number of full months of service during the performance cycle.

(7)
The Company has not granted any stock options under the annual long-term incentive program since 2004 when the use of restricted stock units replaced stock options.

(8)
The SERP benefit is limited to certain key executives. Mr. Alexander, Mr. Marsh, and Mr. Clark are eligible for a SERP benefit.

(9)
If an executive voluntarily leaves the Company prior to age 60 (early retirement), any non-vested premium is forfeited.

Potential Post-Employment Payments

        The amounts shown in the following tables include payments and benefits to the full extent they are provided to the NEOs upon termination of employment, except as noted. The full value disclosure differs from last years' disclosure of only the incremental benefit provided to the NEOs under each termination scenario. The full value includes compensation also disclosed in other tables in this proxy statement. Ms. Snyder is not included in the tables because she retired April 5, 2007, and would not be impacted by these scenarios.

        The post termination calculations are based on the following assumptions:

  •
  The amounts disclosed are estimates of the total amounts which would be paid out to the executives upon their termination. The actual amounts paid can be determined only at the time of such executive's separation from the Company,

  •
  The amounts disclosed do not include compensation previously earned and deferred into the EDCP. The year end account balances are set forth in the Nonqualified Deferred Compensation table earlier in this proxy statement. These amounts are payable to the NEO based on the distribution elections made by the NEO at the time the deferral was elected.

  •
  December 31, 2007, is the date of termination,

  •
  The STIP award is based on 2007 performance and payable March 1, 2008,

  •
  The LTIP award includes stock options, performance shares, performance-adjusted and discretionary restricted stock units, and restricted stock,

  •
  The closing common stock price on December 31, 2007 ($72.34) is applied to value stock options, restricted stock units, and restricted stock,

  •
  The average of the high/low common stock prices for the month of December 2007 ($72.91) is applied to value performance shares, and

  •
  Total shareholder return factors of 100 percent for all performance share cycles and target performance of 100 percent for performance-adjusted restricted stock units.

Retirement/Voluntary Termination

        Mr. Alexander (56), Mr. Marsh (56), Mr. Leidich (57), and Mr. Clark (57) currently are eligible for early retirement. The earliest retirement age without reduction is age 60 for Mr. Alexander, Mr. Marsh, and Mr. Clark, and age 62 for Mr. Leidich. Normal retirement age is 65. Mr. Grigg (59) was hired in 2004 and was not eligible for retirement in 2007 as he did not meet the service requirement.

Retirement/Voluntary Termination

	Severance Pay	Short-Term Incentive Program Award(1)	Pension Benefit (present value) (2)	Long-Term Incentive Program and Other Equity Awards(3)	Health Care (4)	Total
Anthony J. Alexander (retirement eligible)	$0	$2,394,116	$17,274,968	$27,024,141	$237,751	$46,930,976
Richard H. Marsh (retirement eligible)	$0	$630,998	$4,928,175	$1,790,970	$145,659	$7,495,802
Richard R. Grigg (voluntary termination)	$0	$984,626	$0	$1,350,349	$122,492	$2,457,467
Gary R. Leidich (retirement eligible)	$0	$631,801	4,432,833	$2,035,168	$185,477	$7,285,279
Mark T. Clark (retirement eligible)	$0	$624,750	$4,732,848	$2,047,883	$174,682	$7,580,163

        The NEOs are provided benefits as follows:

(1)
The amounts set forth in the Short-Term Incentive Program Award column are prorated based on the number of months employed during the year (12).

(2)
The amounts set forth in the Pension Benefit column represent the qualified, nonqualified, and any SERP pension benefits as of December 31, 2007, earned until the date of termination at present value, except as follows:

  Mr. Grigg was hired in 2004 and was not eligible for retirement in 2007 as he did not meet the service requirement.

  In lieu of the SERP, Mr. Leidich is entitled to a lump sum benefit upon termination of employment for any reason. The benefit is payable based on the terms defined by the Severance and Employment Agreement dated July 1, 1996, between Mr. Leidich and Centerior Energy Corporation. The maximum value of $1,095,889 will be payable at age 62. If Mr. Leidich terminates his employment prior to age 62, he will receive a reduced benefit ($825,455 plus gross up on December 31, 2007).

(3)
The amounts set forth in the Long-Term Incentive Program and Other Equity Awards column reflect the equity awards vested in the event of a retirement/voluntary termination, as applicable and described in the 2007 Post-Termination Compensation and Benefits table.

(4)
Health care benefits as generally available to all employees, except as follows: Based on the terms of Mr. Grigg's employment agreement, he shall receive the maximum points for the purposes of determining the Company contribution toward the cost of retiree and spousal health coverage in the event of a termination for any reason. Amount shown is calculated based on the assumptions used for financial reporting purposes under generally accepted accounting principles.

Involuntary Separation

        In the event of an involuntary separation, Mr. Alexander's severance benefit is determined by the Committee. All other NEOs are covered under the Severance Plan. For the purposes of this valuation, it is assumed that Mr. Alexander will receive the same level of benefit as the other NEOs. Under the Severance Plan, executives are offered severance benefits if involuntarily separated when business conditions require the closing of a facility, corporate restructuring, a reduction in workforce, or job elimination. Severance is also offered if an executive rejects a job assignment that would result in a reduction in current base salary, contain a requirement that the executive must relocate his/her current residence for reasons related to the new job, or result in a daily commute from the executive's current residence to a new reporting location of more than one hour each way and that is more than 30 minutes longer than the executive's present commute.

Involuntary Separation

	Severance Pay(1)	Short-Term Incentive Program Award(2)	Pension Benefit (present value)(3)	Long-Term Incentive Program and Other Equity Awards(4)	Health Care (5)	Total
Anthony J. Alexander	$2,594,712	$2,394,116	$17,274,968	$27,024,141	$237,751	$49,525,687
Richard H. Marsh	$786,634	$630,998	$4,928,175	$1,790,970	$145,659	$8,282,436
Richard R. Grigg	$800,000	$984,626	$0	$5,538,124	$122,492	$7,445,242
Gary R. Leidich	$920,192	$631,801	$4,432,833	$2,035,168	$185,477	$8,205,471
Mark T. Clark	$894,231	$624,750	$4,732,848	$2,047,883	$174,682	$8,474,393

        As participants in the Severance Plan, the NEOs are provided benefits as follows:

(1)
Three weeks' base salary for each full year of credited service under the terms of the Severance Plan. For the purposes of the Severance Plan the number of full years of credited service will be equal to the number of whole years of credited service under the Company's Pension Plan(s) as of January 1 of the year involuntarily severed plus the current year (52 week minimum).

(2)
The amounts set forth in the Short-Term Incentive Program Award column are prorated based on the number of months employed during the year (12);

(3)
The amounts set forth in the Pension Benefit column represent the qualified, nonqualified, and SERP pension benefits as of December 31, 2007 earned until the date of termination at present value, except as follows:

  Mr. Grigg was hired in 2004 and was not eligible for retirement in 2007 as he did not meet the service requirement.

  In lieu of the SERP, Mr. Leidich is entitled to a lump sum benefit upon termination of employment for any reason. The benefit is payable based on the terms defined by the Severance and Employment Agreement dated July 1, 1996, between Mr. Leidich and Centerior Energy Corporation. The maximum value of $1,095,889 will be payable at age 62. If Mr. Leidich terminates his employment prior to age 62, he will receive a reduced benefit ($825,455 plus gross up on December 31, 2007).

(4)
The amounts set forth in the Long-Term Incentive Program and Other Equity Awards column reflect the equity awards vested in the event of an involuntary severance as described in the 2007 Post-Termination Compensation and Benefits table.

(5)
Health care benefits as generally available to all employees, except as follows:

  Based on the terms of Mr. Grigg's employment agreement, he shall receive the maximum points for the purposes of determining the Company contribution toward the cost of retiree and spousal health coverage in the event of a termination for any reason. Amount shown is calculated based on the assumptions used for financial reporting purposes under generally accepted accounting principles.

Change in Control

        The Company executed Special Severance Agreements with Mr. Alexander, Mr. Marsh, Mr. Grigg, and Mr. Clark on December 31, 2007, which provide benefits in the event their employment is terminated following a change in control. Mr. Leidich does not have a Special Severance Agreement.

        Generally, pursuant to the agreements, a change in control is deemed to occur:

          (1)   if any person acquires 50 percent or more of the Company's voting securities (or 25 percent or more of the Company's voting securities if such person proposes any individual for election to the Board or such person already has a representative on the Board), excluding acquisitions (i) directly from the Company, (ii) by the Company, (iii) by certain employee benefit plans, and (iv) pursuant to a transaction meeting the requirements of item (3) below, or

          (2)   if a majority of the Company's directors as of the date of the agreement are replaced (other than in specified circumstances), or

          (3)   upon the consummation of a reorganization, merger, consolidation, sale, or other disposition of all or substantially all of the Company's assets, unless, following such transaction:

            (a)   the same person or persons who owned the Company's voting securities prior to the transaction own more than 75 percent of the Company's voting securities in the same proportions as their ownership prior to the transaction,

            (b)   no person or entity (with certain exceptions) owns 25 percent or more of the Company's voting securities, and

            (c)   at least a majority of the directors resulting from the transaction were directors at the time of the execution of the agreement providing for such transaction, or

          (4)   if the shareholders of the Company approve a complete liquidation or dissolution of the Company.

        The change in control severance benefits are triggered only when the individual is terminated without cause or resigns for good reason. Good reason is defined as a material change, following a change in control, inconsistent with the individual's previous job duties or compensation. The following table was prepared as though the NEOs' employment was terminated following the change in control.

Change in Control

	Special Severance Pay(1)	Short-Term Incentive Program Award(2)	Pension Benefit (present value)(3)	Long-Term Incentive Program and Other Equity Awards(4)	Section 280G Gross-up(5)	Health Care(6)	Total
Anthony J. Alexander	$7,684,310	$2,394,116	$18,273,275	$42,026,608	$8,865,683	$237,751	$79,481,743
Richard H. Marsh	$2,566,925	$630,998	$5,386,625	$3,668,084	$1,710,060	$182,724	$14,145,415
Richard R. Grigg	$4,186,029	$984,626	$1,191,332	$8,123,301	$5,182,201	$122,492	$19,789,981
Gary R. Leidich	$920,192	$631,801	$4,432,833	$7,939,568	$0	$185,477	$14,109,871
Mark T. Clark	$2,541,471	$624,750	$5,257,606	$7,269,877	$2,433,178	$174,682	$18,301,565

  The NEOs are provided benefits as follows:

(1)
A special severance pay is an amount equal to 2.99 multiplied by the sum of the amount of annual base salary at the rate in effect as of the date of termination plus the target annual short-term incentive amount in effect the year during which the date of termination occurs whether or not fully paid, except as follows:

  Mr. Leidich does not have a Change in Control Special Severance agreement and would be provided benefits under the Severance Plan described above.

(2)
The amounts set forth in the Short-Term Incentive Program Award column are prorated based on the number of months employed during the year (12).

(3)
The amounts set forth in the Pension Benefit column represent the qualified, nonqualified, and SERP pension benefits as of December 31, 2007, earned until the date of termination at present value, as described in the 2007 Post-Termination Compensation and Benefits table, except as follows:

  Mr. Grigg was hired in 2004 and was not eligible for retirement in 2007 as he did not meet the service requirement.

  In lieu of the SERP, Mr. Leidich is entitled to a lump sum benefit upon termination of employment for any reason. The benefit is payable based on the terms defined by the Severance and Employment Agreement dated July 1, 1996, between Mr. Leidich and Centerior Energy Corporation. The maximum value of $1,095,889 will be payable at age 62. If Mr. Leidich terminates his employment prior to age 62, he will receive a reduced benefit ($825,455 plus gross up on December 31, 2007).

(4)
The amounts set forth in the Long-Term Incentive Program and Other Equity Awards column reflect the equity awards vested in the event of a change in control termination as described in the 2007 Post-Termination Compensation and Benefits table.

(5)
The Section 280G Gross-up represents the estimated reimbursement of the excise tax plus the income taxes associated with the reimbursement upon receiving any change in control payments.

(6)
Health care benefits as generally available to all employees, except as follows: Mr. Marsh will be credited with three years of age and service which will provide him with the maximum points for the purposes of determining the Company contribution toward the cost of retiree and spousal health coverage. Mr. Grigg will be granted the maximum number of points based on his employment agreement for the purpose of determining the Company contribution toward the cost of retiree and spousal health coverage. Amounts shown are calculated based on the assumptions used for financial reporting purposes under generally accepted accounting principles.

Death

Death

	Severance Pay	Short-Term Incentive Program Award(1)	Pension Benefit (present value)(2)	Long-Term Incentive Program and Other Equity Awards(3)	Health Care(4)	Total
Anthony J. Alexander	$0	$2,394,116	$14,260,772	$38,961,900	$75,103	$55,691,891
Richard H. Marsh	$0	$630,998	3,942,178	$2,906,198	$55,596	$7,534,970
Richard R. Grigg	$0	$984,626	$0	$7,073,291	$61,246	$8,119,163
Gary R. Leidich	$0	$631,801	$4,184,008	$7,092,634	$70,271	$11,978,714
Mark T. Clark	$0	$624,750	$3,870,895	$6,729,662	$69,791	$11,295,098

        The NEOs are provided benefits as follows:

(1)
The amounts set forth in the Short-Term Incentive Program Award column are prorated based on the number of months employed during the year (12).

(2)
The amounts set forth in the Pension Benefit column represent the qualified, nonqualified, and SERP survivor pension benefits as of December 31, 2007 earned until the date of termination at present value, except as follows:

  Mr. Grigg was hired in 2004 and was not eligible for retirement in 2007 as he did not meet the service requirement.

  In lieu of the SERP, Mr. Leidich is entitled to a lump sum benefit upon termination of employment for any reason. The benefit is payable based on the terms defined by the Severance and Employment Agreement dated July 1, 1996, between Mr. Leidich and Centerior Energy Corporation. The maximum value of $1,095,889 will be payable at age 62. If Mr. Leidich terminates his employment prior to age 62, he will receive a reduced benefit ($825,455 plus gross up on December 31, 2007).

(3)
The amounts set forth in the Long-Term Incentive Program and Other Equity Awards column reflect the equity awards vested in the event of a death as described in the 2007 Post-Termination Compensation and Benefits table.

(4)
Health care benefits as generally available to all employees, except as follows: Based on the terms of Mr. Grigg's employment agreement, his spouse shall receive the maximum points for the purposes of determining the Company contribution toward the cost of retiree spousal health coverage. Amount shown is calculated based on the assumptions used for financial reporting purposes under generally accepted accounting principles.

Disability

Disability

	Severance Pay	Short-Term Incentive Program Award(1)	Pension Benefit (present value)(2)	Long-Term Incentive Program and Other Equity Awards(3)	Health Care(4)	Total
Anthony J. Alexander	$0	$2,394,116	$17,274,968	$38,961,900	$237,751	$58,868,735
Richard H. Marsh	$0	$630,998	$4,928,175	$2,906,198	$145,659	$8,611,030
Richard R. Grigg	$0	$984,626	$0	$7,073,291	$122,492	$8,180,409
Gary R. Leidich	$0	$631,801	$4,432,833	$7,092,634	$185,477	$12,342,745
Mark T. Clark	$0	$624,750	$4,732,848	$6,729,662	$174,682	$12,261,942

        The NEOs are provided benefits as follows:

(1)
The amounts set forth in the Short-Term Incentive Program Award column are prorated based on the number of months employed during the year (12).

(2)
Based on the benefits provided under disability, the amounts set forth in the Pension Benefit column represent the qualified, nonqualified, and SERP pension benefits calculated assuming the NEO would retire December 31, 2007, because the benefits would be greater under retirement.

  Mr. Grigg was hired in 2004 and was not eligible for retirement in 2007 as he did not meet the service requirement.

  In lieu of the SERP, Mr. Leidich is entitled to a lump sum benefit upon termination of employment for any reason. The benefit is payable based on the terms defined by the Severance and Employment Agreement dated July 1, 1996, between Mr. Leidich and Centerior Energy Corporation. The maximum value of $1,095,889 will be payable at age 62. If Mr. Leidich terminates his employment prior to age 62, he will receive a reduced benefit ($825,455 plus gross up on December 31, 2007).

(3)
The amounts set forth in the Long-Term Incentive Program and Other Equity Awards column reflect the equity awards vested in the event of a disability as described in the 2007 Post-Termination Compensation and Benefits table.

(4)
Health care benefits as generally available to all employees, except as follows:

  Based on the terms of Mr. Grigg's employment agreement, his spouse shall receive the maximum points for the purposes of determining the Company contribution toward the cost of retiree spousal health coverage. Amount shown is calculated based on the assumptions used for financial reporting purposes under generally accepted accounting principles.

COMPENSATION OF DIRECTORS

        The Company uses a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on the Board. In setting director compensation, we take into consideration the significant amount of time that directors expend in fulfilling their duties to the Company as well as the skill level required by the Company of members of the Board. In 2007, the consultant compared competitive practices of director compensation among 23 large utilities in the United States and a general industry group of 110 companies. These are generally the energy services organizations with which we compete for director talent. The director and executive utility peer groups are similar, except that the director's utility peer group includes Integrys Energy Group, Inc. and does not include NiSource, Inc., Tennessee Valley Authority, and WPS Resource Corporation.

        Similar to executive officers, directors are subject to a minimum share ownership requirement. At the time of election to the Board, a director must own a minimum of 100 shares of the Company's common stock. Within five years of joining the Board, each director is required to own shares of the Company's common stock with an aggregate value of at least five times the annual equity retainer. All directors who have served on the Company Board for a minimum of five years are at or above their share ownership guidelines.

The Director's Plan

        In accordance with the FirstEnergy Corp. Deferred Compensation Plan for Outside Directors (later referred to as the Director's Plan), annual elections can be made to allocate all or a portion of the directors' cash retainers, meeting fees, and chair fees to deferred stock or deferred cash accounts. At the time of deferral, directors electing deferred stock receive a 20 percent incentive match added to the funds allocated. Dividend equivalent units are accrued quarterly and applied to the director's account on the dividend payment date using the Company's average high and low common stock price for that date. The 20 percent incentive match and any dividend equivalent units accrued are forfeited if the director leaves the Board within three years from the date of deferral for any reason other than retirement, disability, death, upon an actual or potential change in control, or in situations where he or she is ineligible to stand for re-election due to circumstances unrelated to his or her performance as a director. Additionally, directors may elect to defer their equity retainers into a deferred stock account; however, they do not receive a 20 percent incentive match on the portion of their equity retainers allocated to deferred stock accounts. Funds deferred into the stock account are used to purchase Company common stock.

        A choice of 12 investment funds, similar to the investment funds available to all Company employees through the Savings Plan, and a Company paid annually adjusted fixed income account, are available to directors electing to defer into the deferred cash account. The Company paid fixed income account paid above-market interest earnings at a rate of 9.05 percent in 2007 and 9.03 percent in 2008. The annualized rate of return for this account over the last five years was 9.32 percent compared with the S&P 500 annualized rate of return over the last five years of 12.83 percent. The above-market interest rate received by the directors is the same rate received by the NEOs and is provided as an attractive benefit that is cost-effective and highly-valued.

Fee Structure

        Only non-employee directors receive director compensation. Therefore, since Mr. Alexander is an employee of the Company, he does not receive compensation for his service as a Board member.

        Annually, directors who are not employees receive a cash retainer fee of $40,000; an equity retainer fee of $86,000, paid in the form of common stock; a fee of $1,500 for each Board and committee meeting attended; a fee of $1,500 for Company office or facility visits, as long as the visit is not in addition to the fee paid for attending a Board or committee meeting in the same location on the same day; a per day fee of $1,500 for attending an industry meeting or training at the request of the Company; and reimbursement for expenses related to attending meetings. An annual fee of $5,000 is paid to the chairs of the Corporate Governance Committee, the Compensation Committee, and the Finance Committee. The chair of the Nuclear Committee receives an annual fee of $10,000, and the chair of the Audit Committee receives an annual fee of $15,000. An annual $5,000 premium is paid to all Audit Committee members due to the increased workload required under the Sarbanes-Oxley Act regulations. The non-executive chairman of the Board receives an added fee of $125,000 annually. Retainer, chair fees, and audit premiums are paid quarterly, while meeting fees and fees for attending any other planned sessions are paid monthly. In 2007, the number of Board and Committee meetings attended by directors who served for the full year ranged from 21 to 32 meetings.

        Retainer and chair fees are prorated based on Board service for those directors who retire or join the Board throughout the year. Prorated chair fees were paid to Mr. Savage ($2,500) and Mr. Addison ($2,917) based on service as chair of the Finance Committee and to Mr. Maier ($7,500) and Mr. Novak ($6,600) based on service as chair of the Audit Committee.

        Between 1998 and 2003 directors were able to elect to receive a portion of their compensation in non-qualified stock options (later referred to in this section as stock options). Three directors elected to receive stock options over this time period. On February 17, 2003, the Compensation Committee discontinued the use of stock options for director compensation. As all stock options vested in 2006, there is no compensation cost associated with them for 2007. Under the Plan, as of December 31, 2007, there were 4,686,899 stock options outstanding, of which the directors hold 24,418, or .0052 percent. Nonqualified stock options outstanding as of December 31, 2007, include: 5,110 stock options granted to Mr. Maier on January 1, 1999, at an exercise price of $31.74; 4,084 stock options granted to Mr. Savage on January 1, 2000, at an exercise price of $22.56; 5,096 stock options each granted to Mr. Heisler and Mr. Savage on January 1, 2001, at an exercise price of $31.69; and 5,032 granted to Mr. Savage on January 1, 2002, at an exercise price of $35.15. All stock options expire 10 years from date of grant. The aggregate fair market values as of the date of grant in accordance with SFAS 123R of previous stock option awards that were outstanding as of December 31, 2007 are: Mr. Heisler, $30,011; Mr. Maier, $24,094; and Mr. Savage, $78,007.

        Mr. Williams joined the board of the Jersey Central Power & Light Company (later referred to as JCP&L), a subsidiary of the Company, in June 2007. As a JCP&L director he receives an annual retainer fee of $15,000 and a $1,000 fee for all meetings attended. The Director's Plan described above also covers the compensation paid to directors under the JCP&L board. Mr. William's elected to receive his JCP&L annual retainer fee in stock in the current year and his meeting fees in cash. In total, he received $6,871 in Company common stock, which has an aggregate fair market value of $6,875, and $3,000 in cash for meeting fees for JCP&L board service in 2007. These amounts are included in the Directors Compensation Table below.

        Directors are responsible for paying all tax obligations regarding equity fees, cash fees, or perquisites. Equity grants are not grossed-up by the Company to cover tax obligations. No consideration, other than services rendered, is paid by a director when receiving stock.

Other Payments or Benefits Received by Directors

        The corporate aircraft is available, when appropriate, for transportation to and from Board and committee meetings and training seminars. Mr. Smart has the use of an office and administrative support with respect to carrying out his duties as Chairman of the Board. The Company pays all fees associated with Director and Officer Insurance and Business Travel Insurance to the same extent it pays for all Company employees.

        Based on programs in effect at GPU, Inc. at the time of our merger on November 7, 2001, directors who served on the GPU Board of Directors were eligible to receive benefits in the form of personal excess liability insurance, of which Ms. Rein received $600 worth of coverage in 2007. As of November 7, 2001, no new participants could receive these benefits. In addition, in 1997 GPU discontinued a Board of Director's pension program. Directors who served prior to the discontinuation are entitled to receive benefits under the program. Ms. Rein elected to defer receiving her pension until she retires from the Board.

        Directors are able to defer all or a portion of their fees through the Director's Plan and can elect when to begin receiving their deferred compensation. Payments are made annually. All payments identified below are included in the All Other Compensation column of the Director Compensation Table. Dr. Cartwright received 564 shares valued at $35,106 and $25,565 in cash on March 1, 2007, in accordance with her 2006 election to receive compensation deferred in 2005 and 2006 over a five year period. In addition, Dr. Cartwright received 1,410 shares valued at $91,276 and $15,435 in cash according to her 1999 election to receive compensation deferred prior to January 1, 2005, over a ten year period. The shares received are valued based on the average high and low stock prices on the date of payment, which was March 1 ($62.25) and July 1 ($64.74).

        The Company has determined that the level of director compensation, in the aggregate, is competitive and aligned with the Company's compensation philosophy.

DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Change in Pension Value and Nonqualified Deferred Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Paul T. Addison	$100,417	$86,165	$2,412	$17,479	$206,473
Michael J. Anderson	$82,050	$79,038	$—	$1,299	$162,387
Carol A. Cartwright(5)	$76,500	$86,018	$9,590	$208,662	$380,770
William T. Cottle	$115,800	$86,165	$5,702	$15,707	$223,374
Robert B. Heisler, Jr.	$85,800	$86,165	$1,367	$30,825	$204,157
Russell W. Maier	$49,897	$35,987	$—	$31,899	$117,783
Ernest J., Novak, Jr.	$109,050	$86,165	$—	$14,902	$210,117
Catherine A. Rein	$101,400	$86,165	$39,803	$104,654	$332,022
Robert C. Savage	$41,158	$35,987	$—	$41,147	$118,292
George M. Smart	$210,500	$86,165	$3,296	$39,041	$339,002
Wes M. Taylor	$96,600	$86,165	$—	$16,844	$199,609
Jesse T. Williams, Sr.(6)	$91,000	$93,036	$—	$24,039	$208,075
(1)
This column represents cash received, cash deferred into deferred cash, and cash deferred into stock in 2007 for all fees with the exception of the equity retainer. The full aggregate fair market value (FMV) of stock purchased as of the date of grant for directors is calculated before taxes per SFAS 123R. The directors who elected to defer cash into stock were: Mr. Addison: $50,602 (FMV $54,000); Mr. Anderson: $19,884 (FMV $20,644); Mr. Cottle: $111,593 (FMV $115,800); Mr. Heisler: $82,259 (FMV $85,800); Mr. Maier: $47,953 (FMV $49,800); Mr. Novak: $84,987 (FMV $88,800); Ms. Rein: $97,364 (FMV $101,400); Mr. Savage: $39,396 (FMV $41,158); and Mr. Taylor: $92,722 (FMV $96,600). Fees paid or deferred in stock represent the purchase price and commission fee paid for the stock on the date it was purchased in accordance with SFAS 123R. The dollar value also includes the full cost associated with the 20 percent incentive match that directors receive as part of their deferral election, even though the 20 percent incentive match is earned over three years, as the shares are purchased at the time the directors are entitled to have the 20 percent incentive match applied to their account. Compensation costs associated with the 20 percent incentive match applied to the directors' individual accounts for 2005 and 2006 are not included in this table, as the stock was purchased in full in the respective years. The aggregate fair market value of the stock award is the same as the SFAS 123R value. Assumptions made regarding the valuation of this equity product are explained further in Item 4 (Stock Based Compensation) of the Company's Annual Report on Form 10-K filed with the SEC.

(2)
This column represents the equity retainer paid to each director based on service. The total dollars reflected are the grant date fair value and also represents the SFAS 123R value.

(3)
This column represents the above-market interest earned on deferred cash that is above 5.14 percent. Reflected in this column is Ms. Rein's change in pension value of a reduction of $3,953 and interest of $43,756.

(4)
This column includes compensation not required to be included in any other column. Items included are: (1) distributions from the Director's Plan: Dr. Cartwright $41,004 in cash and stock valued at $126,385; (2) dividend payments in stock received on Company stock deferred into the Director's Plan that is over $10,000: Mr. Addison ($14,307), Dr. Cartwright ($28,681), Mr. Heisler ($29,027), Mr. Maier ($31,899), Mr. Novak ($14,902), Ms. Rein ($46,534), Mr. Savage ($41,147), Mr. Smart ($24,039), Mr. Taylor ($16,844), and Mr. Williams ($24,039); and (3) market interest below 5.14 percent that is over $10,000: Dr. Cartwright ($12,591) and Ms. Rein ($57,520). The market interest rate below 5.14 percent is generally the same interest rate that would be available to any investor. Refer to the Compensation of Directors narrative for more information on these items.

Additionally, the directors are eligible to receive perquisites offered by the Company. These include: personal excess liability premiums paid by the Company, personal use of the corporate aircraft, cultural events, leisure activities, and holiday gifts. In 2007, Mr. Smart received perquisites in the amount of $10,598 ($8,040 for cultural events, $2,416 for personal use of the corporate aircraft, and $142 for holiday gifts).

(5)
Dr. Cartwright received distributions from her deferred stock and cash accounts based on her distribution elections in 1999 and 2006. Under the terms of the Director's Plan any 20 percent incentive match not fully vested at the time of payout is forfeited. Dr. Cartwright forfeited 20 shares, valued at $1,202.

(6)
The amounts for Mr. Williams reflect compensation earned for serving on the Company and the JCP&L subsidiary board. Refer to the Compensation of Directors narrative for fee information.

EQUITY COMPENSATION PLAN INFORMATION

        The following table contains information as of December 31, 2007, regarding compensation plans for which shares of FirstEnergy common stock may be issued.

Plan category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in First Column)
Equity compensation plans approved by security holders	5,421,138	(1)	$33.55	(2)	9,326,641	(3)
Equity compensation plans not approved by security holders(4)	0		N/A		0
Total	5,421,138		$33.55		9,326,641
(1)
Represents shares of common stock that could be issued upon exercise of outstanding options granted under the FirstEnergy Corp. 2007 Incentive Plan. No stock options have been granted after 2004. This number does not include 19,035 shares of common stock that could be issued upon exercise of outstanding options granted under plans assumed by the Company in acquisitions. The aggregate weighted-average exercise price of all outstanding options under the assumed plans is $24.47. The Company cannot grant additional options under the assumed plans. This number does not include 1,508,960 shares subject to outstanding awards of restricted stock units granted under the Plan but does include 715,204 performance shares that have been granted and the Company anticipates paying out such shares in cash.

(2)
The performance shares were not included in the calculation for determining the weighted-average exercise price.

(3)
Includes an indeterminate number of common shares that may be issued upon the settlement of outstanding performance shares and restricted stock units granted under the Plan, as well as upon the settlement of future grants of performance shares, stock appreciation rights, and restricted stock under the Plan. If certain corporate performance goals are attained, performances shares can be paid in the form of cash or common stock, at the discretion of the Compensation Committee. Almost exclusively, such performance shares have been paid out in cash. However, in one instance in 2007, the Compensation Committee and Board authorized the grant of 8,468 shares of common stock to Mr. Alexander as part of his 2004-2006 performance share award. All other grants to all other plan participants were paid in cash. Therefore the above number has not been reduced by the 715,204 performance shares included in the Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights column. No grants of stock appreciation rights have been awarded under the Plan. Restricted stock always is issued in the form of common stock. Not included in the number above are the shares that have been deferred into the EDCP (610,270) and shares that have been deferred into the Director's Plan (162,643). A majority of shares deferred in the EDCP are in retirement shares that will automatically convert to, and payout in, cash upon retirement. The Company purchases shares in the open market under the Director's Plan at the time of deferral, so upon payout no additional shares are purchased.

(4)
All equity compensation plans have been approved by security holders.

76 South Main St. Akron, Ohio 44308

Rhonda S. Ferguson
Corporate Secretary
April 2, 2008

Dear Shareholder:

        You are invited to attend the 2008 FirstEnergy Corp. Annual Meeting of Shareholders at 10:30 a.m., Eastern time, on Tuesday, May 20, 2008, at the John S. Knight Center, 77 E. Mill Street, Akron, Ohio.

        As you may recall, you previously consented to accessing annual reports and proxy statements on the Internet instead of receiving paper copies. To access and view the proxy statement and annual report, please go to the Internet address listed on your proxy card under voting option "Vote by Internet".

        The Notice of Annual Meeting of Shareholders is printed on the back of this letter. As part of the agenda, business to be voted on includes six items which are explained in the proxy statement. The first two items are the election of eleven members to your Board of Directors and the ratification of our independent registered public accounting firm. Your Board of Directors recommends that you vote FOR Items 1 and 2. In addition, there are four shareholder proposals. Your Board of Directors recommends that you vote AGAINST these shareholder proposals, which are Items 3-6.

        Enclosed is your proxy card, which provides instructions to appoint your proxy and vote your shares. We encourage you to take advantage of the telephone or Internet voting options. Please note that since you already have consented to accessing annual reports and proxy statements on the Internet, it is not necessary when voting your shares to again provide consent.

        If you wish to receive a paper copy of the annual report and proxy statement with your proxy card mailed to you in the future, or if you would like a paper copy of these documents sent to you now, please call FirstEnergy Shareholder Services at (800) 736-3402.

        Your vote and support are important to us. If you are planning to attend the Annual Meeting, directions to the John S. Knight Center are included on your proxy card. We hope you can join us.

Sincerely,

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Holders of Shares of Common Stock:

        The 2008 FirstEnergy Corp. Annual Meeting of Shareholders will be held at 10:30 a.m., Eastern time, on May 20, 2008, at the John S. Knight Center, 77 E. Mill Street, Akron, Ohio. The purpose of the Annual Meeting will be to:

  •
  Elect 11 members to the Board of Directors to hold office until the next Annual Meeting;

  •
  Ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2008;

  •
  Vote on four shareholder proposals, if properly presented at the Annual Meeting; and

  •
  Take action on other business that may properly come before the Annual Meeting and any adjournment or postponement thereof.

        Please read the accompanying proxy statement and vote your shares by following the instructions on your proxy card to ensure your representation at the Annual Meeting.

        Only shareholders of record at the close of business on March 21, 2008, or their proxy holders, may vote at the meeting.

On behalf of the Board of Directors,

Rhonda S. Ferguson Corporate Secretary

This notice and proxy statement are being mailed to shareholders on or about April 2, 2008.

c/o Corporate Election Services P.O. Box 3200 Pittsburgh, PA 15230	V O T E B Y T E L E P H O N E

Have your proxy card available when you call Toll-Free 1-888-693-8683 using a touch-tone phone and follow the simple instructions to record your vote.

V O T E B Y I N T E R N E T

Have your proxy card available when you access the Internet site www.cesvote.com andfollow the simple instructions to record your vote.

V O T E B Y M A I L

Mark your choices, sign and date your proxy card, and return it in the postage-paid envelope provided or return it to: FirstEnergy Corp., c/o Corporate Election Services, P.O. Box 3200, Pittsburgh, PA 15230.

Vote by Telephone Call Toll-Free using a touch-tone telephone: 1-888-693-8683	OR	Vote by Internet Access the Internet site and cast your vote: www.cesvote.com	OR	Vote by Mail Return your proxy card in the postage-paid envelope provided

Vote 24 hours a day, 7 days a week.

If you vote by telephone or Internet, please do not return your proxy card.

Your telephone or Internet vote must be received by 10:30 a.m. Eastern time on Tuesday, May 20, 2008, to be counted in the final tabulation

Please sign and date the proxy card below and fold and detach the card at the perforation before mailing.

This proxy card is solicited by the Board of Directors for the Annual Meeting of Shareholders to be held at the John S. Knight Center, 77 E. Mill Street, Akron, Ohio, on Tuesday, May 20, 2008, at 10:30 a.m., Eastern time. When properly executed, your proxy card will be voted in the manner you direct; and, if you do not specify your choices, your proxy card will be voted FOR Items 1 and 2 and AGAINST Items 3 – 6.

The undersigned appoints Rhonda S. Ferguson and Edward J. Udovich as Proxies with the power to appoint their substitute; authorizes them to represent and to vote, as directed on the reverse side, all the shares of common stock of FirstEnergy Corp. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on May 20, 2008, or at any adjournment; and authorizes them to vote, at their discretion, on other business that properly may come before the meeting.

Dated:	, 2008

Signature

Signature
Sign above as name(s) appear on this proxy card. If signing for a corporation or partnership or as an agent, attorney or fiduciary, indicate the capacity in which you are signing.

Please sign and mail promptly if you are not voting by telephone or Internet.

YOUR VOTE IS IMPORTANT

Regardless of whether you plan to attend the Annual Meeting of Shareholders, you can be sure your shares are represented at the meeting by promptly voting by telephone or Internet or by returning your proxy card in the enclosed envelope.

CLEVELAND HOPKINS AIRPORT
CLEVELAND
77
80
OHIO TURNPIKE
71
271
480
8
AKRON
WARREN, YOUNGSTOWN
76
21
224
277
COLUMBUS
AKRON/CANTON AIRPORT
CANTON

John S. Knight Center

77 E. Mill St.
Akron, Ohio

P Main parking for the John S. Knight Center
Entrances located on E. Mill St. and Broadway

N
W
E
S
John S. Knight Center
77 E. Mill St.
FirstEnergy
M.L. KING BLVD / PERKINS ST.
MARKET ST.
E. MILL ST.
RAND
DART
STATE
UNIVERSITY AV.
HILL
EXCHANGE ST.
59
8
S. MAIN
HIGH
BROADWAY
BARTGES ST.
GRANT ST.
77
76
P

Please sign and date the proxy card below on the reverse side, and fold and detach the card at the perforation before mailing.

FIRSTENERGY CORP.								PROXY CARD

Your Board of Directors recommends a vote FOR Items 1 and 2.
1.	Election of eleven directors:
			☐	FOR all nominees listed below			☐	WITHHOLD AUTHORITY
				(except as marked to the contrary below)				to vote for all nominees listed below
	Nominees:	(01)	Paul T. Addison	(02)	Anthony J. Alexander	(03)	Michael J. Anderson			(04)	Dr. Carol A. Cartwright
		(05)	William T. Cottle	(06)	Robert B. Heisler, Jr.	(07)	Ernest J. Novak, Jr.			(08)	Catherine A. Rein
		(09)	George M. Smart	(10)	Wes M. Taylor	(11)	Jesse T. Williams, Sr.
To withhold authority to vote for individual Nominee(s), write the name(s) or number(s) on the line below:

2.	Ratification of independent registered public accounting firm						☐	FOR	☐	AGAINST	☐	ABSTAIN
Your Board of Directors recommends a vote AGAINST Items 3 – 6.
3.	Shareholder proposal:		Reduce the Percentage of Shareholders Required to Call Special Shareholder Meeting				☐	FOR	☐	AGAINST	☐	ABSTAIN
4.	Shareholder proposal:		Establish Shareholder Proponent Engagement Process				☐	FOR	☐	AGAINST	☐	ABSTAIN
5.	Shareholder proposal:		Adopt Simple Majority Vote				☐	FOR	☐	AGAINST	☐	ABSTAIN
6.	Shareholder proposal:		Adopt a Majority Vote Standard for the Election of Directors				☐	FOR	☐	AGAINST	☐	ABSTAIN
☐ Check this box if you consent to accessing, in the future, the annual report and proxy statement on the Internet (no paper copies).
SIGN THIS CARD ON THE REVERSE SIDE.

c/o Corporate Election Services P.O. Box 3200 Pittsburgh, PA 15230	V O T E B Y T E L E P H O N E

Have your voting instruction form available when you call Toll-Free 1-888-693-8683 using a touch-tone telephone and follow the simple instructions to record your vote.

V O T E B Y I N T E R N E T

Have your voting instruction form available when you access the Internet site www.cesvote.com and follow the simple instructions to record your vote.

V O T E B Y M A I L

Mark your choices, sign and date your voting instruction form and return it in the postage-paid envelope provided or return it to: Corporate Election Services, P.O. Box 3200, Pittsburgh, PA 15230.

Vote by Telephone Call Toll-Free using a touch-tone telephone: 1-888-693-8683	OR	Vote by Internet Access the Internet site and cast your vote: www.cesvote.com	OR	Vote by Mail Return your voting instruction form in the postage-paid envelope provided

Vote 24 hours a day, 7 days a week
If you vote by telephone or Internet, please do not return your voting instruction form.

Your telephone or Internet vote must be received by 6:00 a.m. Eastern time on May 19, 2008 to be counted in the final tabulation.

BOX A	To Vote Allocated Shares	BOX B	To Vote Uninstructed or Unallocated Shares

Please sign and date the voting instruction form below and fold and detach the card at perforation before mailing.

FIRSTENERGY CORP.	ALLOCATED SHARES	VOTING INSTRUCTIONS

Indicate your direction by marking an (x) in the appropriate boxes below. If no directions are indicated, the shares represented by this signed voting instruction form will be voted as your Board of Directors recommends, which is FOR Items 1 and 2 and AGAINST Items 3 – 6.

1.	Election of eleven directors:
	Nominees:	(01) Paul T. Addison	(02) Anthony J. Alexander	(03) Michael J. Anderson	(04) Dr. Carol A. Cartwright
		(05) William T. Cottle	(06) Robert B. Heisler, Jr.	(07) Ernest J. Novak, Jr.	(08) Catherine A. Rein
		(09) George M. Smart	(10) Wes M. Taylor	(11) Jesse T. Williams, Sr.

☐	FOR all nominees listed above (except as marked to the contrary	☐	WITHHOLD AUTHORITY to vote for all nominees listed above

To withhold authority to vote for any individual nominee, strike a line through that nominee’s name above.

2.	Ratification of independent registered public accounting firm	☐ FOR	☐ AGAINST	☐ ABSTAIN
Your Board of Directors recommends a vote AGAINST Items 3 – 6.
3.	Shareholder proposal: Reduce the Percentage of Shareholders Required to Call Special	☐ FOR	☐ AGAINST	☐ ABSTAIN
Shareholder Meeting
4.	Shareholder proposal: Establish Shareholder Proponent Engagement Process	☐ FOR	☐ AGAINST	☐ ABSTAIN
5.	Shareholder proposal: Adopt Simple Majority Vote	☐ FOR	☐ AGAINST	☐ ABSTAIN
6.	Shareholder proposal: Adopt a Majority Vote Standard for the Election of Directors	☐ FOR	☐ AGAINST	☐ ABSTAIN

Signature		Date:
Please sign exactly as your name appears to the left.

FirstEnergy Corp. Savings Plan

FIRSTENERGY CORP.
ANNUAL MEETING OF SHAREHOLDERS - MAY 20, 2008

To: State Street Bank and Trust Company, Trustee of the FirstEnergy Corp. Savings Plan

As a participant and a “named fiduciary” in the FirstEnergy Savings Plan, I direct State Street Bank and Trust Company, Trustee, to vote, as directed, shares of FirstEnergy common stock which are allocated to my account, and also my proportionate number of shares which have not been allocated to participants or for which no voting instructions are received, at the Annual Meeting of Shareholders on May 20, 2008, or at any adjournment. I understand my vote will be held in confidence by the Trustee.

These confidential voting instructions relate to the proposals more fully described in the enclosed Proxy Statement for the Annual Shareholders Meeting and to any other business that may properly come before the Meeting.

VOTING INSTRUCTIONS FOR ALLOCATED SHARES

To direct the Trustee to vote the allocated shares by mail, please sign this voting instruction form on the reverse side and mail. To direct the Trustee to vote the allocated shares by telephone or Internet, please follow the instructions on the reverse side and use the number printed in Box A.

VOTING INSTRUCTIONS FOR UNINSTRUCTED AND UNALLOCATED SHARES

To direct the Trustee to vote the uninstructed and unallocated shares by mail, please sign this voting instruction form below and mail. To direct the Trustee to vote the uninstructed and unallocated shares by telephone or Internet, please follow the instructions on the reverse side and use the number printed in Box B.

Please sign and date the voting instruction form below and fold and detach the card at perforation before mailing.

FIRSTENERGY CORP.	UNINSTRUCTED SHARES	VOTING INSTRUCTIONS

Indicate your direction by marking an (x) in the appropriate boxes below. If no directions are indicated, the shares represented by this signed voting instruction form will be voted as your Board of Directors recommends, which is FOR Items 1 and 2 and AGAINST Items 3 – 6.

1.	Election of eleven directors:
	Nominees:	(01) Paul T. Addison	(02) Anthony J. Alexander	(03) Michael J. Anderson	(04) Dr. Carol A. Cartwright
		(05) William T. Cottle	(06) Robert B. Heisler, Jr.	(07) Ernest J. Novak, Jr.	(08) Catherine A. Rein
		(09) George M. Smart	(10) Wes M. Taylor	(11) Jesse T. Williams, Sr.

☐	FOR all nominees listed above (except as marked to the contrary	☐	WITHHOLD AUTHORITY to vote for all nominees listed above

To withhold authority to vote for any individual nominee, strike a line through that nominee’s name above.

2.	Ratification of independent registered public accounting firm	☐ FOR	☐ AGAINST	☐ ABSTAIN
Your Board of Directors recommends a vote AGAINST Items 3 – 6.
3.	Shareholder proposal: Reduce the Percentage of Shareholders Required to Call Special	☐ FOR	☐ AGAINST	☐ ABSTAIN
Shareholder Meeting
4.	Shareholder proposal: Establish Shareholder Proponent Engagement Process	☐ FOR	☐ AGAINST	☐ ABSTAIN
5.	Shareholder proposal: Adopt Simple Majority Vote	☐ FOR	☐ AGAINST	☐ ABSTAIN
6.	Shareholder proposal: Adopt a Majority Vote Standard for the Election of Directors	☐ FOR	☐ AGAINST	☐ ABSTAIN

Signature		Date:
Please sign exactly as your name appears to the left.

76 South Main Street Akron, Ohio 44308

Rhonda S. Ferguson	330-384-5620
Corporate Secretary	Fax: 330-384-5909

April 2, 2008

Dear Savings Plan Participant:

FirstEnergy’s 2008 Annual Meeting of Shareholders will be held Tuesday, May 20. Enclosed for your information and use are your Voting Instruction Form, Notice of Annual Meeting of Shareholders, and Proxy Statement.

We encourage you to vote your shares of common stock in the Savings Plan on the six business items being presented at the meeting, including four shareholder proposals. Your Board of Directors recommends that you vote:

•                  FOR Item 1, the election of the 11 nominees to the Board of Directors listed in the Proxy Statement;

•                  FOR Item 2, the ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2008; and

•                  AGAINST the four shareholder proposals, which are Items 3 - 6. The reasons for voting against these proposals are discussed in the Proxy Statement.

You can vote easily and quickly by using a touch-tone telephone — just call toll-free at 1-888- 693-8683. Or, you can use the Internet to vote by going to www.cesvote.com. Please have your Voting Instruction Form in hand and follow the simple instructions when voting by telephone or Internet. However, if you elect to vote by mail, please complete, sign, date, and return your Voting Instruction Form in the enclosed postage-paid envelope.

Your vote on these business items is very important to the Company. We encourage you to vote promptly. The Trustee must receive all votes by no later than 6:00 a.m., Eastern time, on Monday, May 19. If you have questions, please call Shareholder Services at 1-800-736-3402.

Thank you for taking the time to vote.

Sincerely,